                                                                    EXHIBIT 10.2
================================================================================


                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     among

                            CII TECHNOLOGIES, INC.,

                       COMMUNICATIONS INSTRUMENTS, INC.,

                               VARIOUS LENDERS,

                              NATIONSBANK, N.A.,

                as an Issuing Lender and the Swingline Lender,

                                      and

                              NATIONSBANK, N.A.,

                          as the Administrative Agent


                        Syndication Agent and Arranger:

                     NATIONSBANC MONTGOMERY SECURITIES LLC


                      ----------------------------------


                           Dated as of June 19, 1998
                                      and
                   Amended and Restated as of March 19, 1999


                      ----------------------------------

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                     Page
                                                                                                                     ----
ARTICLE I
         DEFINITIONS................................................................................................    1

         1.01     Defined Terms.....................................................................................    1
         1.02     Other Definitional Provisions.....................................................................   31
         1.03     Accounting Principles.............................................................................   32

ARTICLE II
         THE CREDIT FACILITIES......................................................................................   32

         2.01     Amounts and Terms of Commitments..................................................................   32
         2.02     Loan Accounts and Register; Notes.................................................................   34
         2.03     Procedure for Borrowing...........................................................................   35
         2.04     Conversion and Continuation Elections for Revolving and Term Borrowings...........................   37
         2.05     Reduction and Termination of Commitments..........................................................   38
         2.06     Voluntary Prepayments.............................................................................   41
         2.07     Mandatory Prepayments.............................................................................   41
         2.08     Repayment of Principal............................................................................   45
         2.09     Interest..........................................................................................   46
         2.10     Fees..............................................................................................   48
         2.11     Computation of Fees and Interest..................................................................   49
         2.12     Payments by the Borrower..........................................................................   50
         2.13     Payments by the Lenders to the Administrative Agent...............................................   50
         2.14     Sharing of Payments, etc..........................................................................   51
         2.15     Security and Guaranties...........................................................................   52

ARTICLE III
         THE LETTERS OF CREDIT......................................................................................   52

         3.01     The Letter of Credit Subfacility..................................................................   52
         3.02     Issuance, Amendment and Renewal of Letters of Credit..............................................   53
         3.03     Participations, Drawings and Reimbursements.......................................................   55
         3.04     Repayment of Participations.......................................................................   56
         3.05     Role of the Issuing Lenders.......................................................................   57
         3.06     Obligations Absolute..............................................................................   58
         3.07     Cash Collateral Pledge............................................................................   59
         3.08     Letter of Credit Fees.............................................................................   59
         3.09     Uniform Customs and Practice......................................................................   60

ARTICLE IV
         TAXES, YIELD PROTECTION AND ILLEGALITY.....................................................................   60

         4.01     Taxes...........................................................................................    60
         4.02     Illegality......................................................................................    64
         4.03     Increased Costs and Reduction of Return.........................................................    64
         4.04     Funding Losses..................................................................................    65
         4.05     Inability to Determine Rates....................................................................    66
         4.06     Increased Costs on Eurodollar Loans.............................................................    66
         4.07     Certificates of Lenders.........................................................................    66
         4.08     Change of Lending Office, Replacement Lender, etc...............................................    66
         4.09     Survival........................................................................................    67

ARTICLE V
         CONDITIONS PRECEDENT.....................................................................................    68

         5.01     Conditions to Loans and Letters of Credit on the Restatement Effective Date.....................    68
         5.02     Conditions to all Borrowings and the Issuance of any Letters of Credit..........................    74

ARTICLE VI
         REPRESENTATIONS AND WARRANTIES...........................................................................    74

         6.01     Corporate Existence and Power...................................................................    75
         6.02     Corporate Authorization; No Contravention.......................................................    75
         6.03     Governmental Authorization......................................................................    75
         6.04     Binding Effect..................................................................................    76
         6.05     Litigation......................................................................................    76
         6.06     No Default......................................................................................    76
         6.07     ERISA Compliance................................................................................    76
         6.08     Use of Proceeds; Margin Regulations.............................................................    77
         6.09     Title to Properties.............................................................................    77
         6.10     Taxes...........................................................................................    77
         6.11     Financial Statements............................................................................    78
         6.12     Securities Law, etc.; Compliance................................................................    78
         6.13     Governmental Regulation.........................................................................    78
         6.14     Labor Controversies.............................................................................    78
         6.15     Subsidiaries....................................................................................    78
         6.16     Patents, Trademarks, etc........................................................................    78
         6.17     Accuracy of Information.........................................................................    79
         6.18     Hazardous Materials.............................................................................    79
         6.19     Collateral Documents............................................................................    79
         6.20     Solvency........................................................................................    80
         6.21     Representations and Warranties in the other Documents...........................................    80
         6.22     Capitalization..................................................................................    81
         6.23     Special Purpose Corporation.....................................................................    81
         6.24     Insurance.......................................................................................    82
         6.25     Borrower Senior Subordinated Note; etc..........................................................    82
         6.26     The Transaction.................................................................................    82
         6.27     Year 2000 Compliance............................................................................    83

ARTICLE VII
         AFFIRMATIVE COVENANTS....................................................................................    83

         7.01     Financial Statements............................................................................    83
         7.02     Certificates; Other Information.................................................................    84
         7.03     Notices.........................................................................................    85
         7.04     Books, Records and Inspections..................................................................    87
         7.05     Maintenance of Property; Insurance..............................................................    87
         7.06     Corporate Franchises............................................................................    88
         7.07     Compliance with Law.............................................................................    88
         7.08     Payment of Taxes................................................................................    88
         7.09     Contributions...................................................................................    89
         7.10     End of Fiscal Years; Fiscal Quarters............................................................    89
         7.11     Cash Management System..........................................................................    89
         7.12     Foreign Subsidiaries Security...................................................................    89
         7.13     Holdings Preferred Stock........................................................................    90
         7.14     Use of Proceeds; Margin Regulations.............................................................    90
         7.15     Liens on Real Property..........................................................................    91

ARTICLE VIII
         NEGATIVE COVENANTS.......................................................................................    92

         8.01     Liens...........................................................................................    93
         8.02     Consolidation, Merger, Purchase or Sale of Assets, etc..........................................    95
         8.03     Dividends.......................................................................................    98
         8.04     Indebtedness....................................................................................   100
         8.05     Advances, Investments and Loans.................................................................   102
         8.06     Transactions with Affiliates....................................................................   104
         8.07     Capital Expenditures............................................................................   105
         8.08     Consolidated Coverage Ratios....................................................................   107
         8.09     Maximum Leverage Ratio..........................................................................   108
         8.10     Minimum Consolidated EBITDA.....................................................................   109
         8.11     Limitation on Voluntary Payments and Modification of Indebtedness; Modifications of
                  Certificate of Incorporation, By-Laws and Certain Other Agreements; etc.........................   109
         8.12     Limitation on Certain Restrictions on Subsidiaries..............................................   111
         8.13     Limitation on Issuance of Capital Stock.........................................................   112
         8.14     Business........................................................................................   112
         8.15     Limitation on Creation of Subsidiaries..........................................................   113

ARTICLE IX
         EVENTS OF DEFAULT........................................................................................   113

         9.01     Event of Default................................................................................   113
         9.02     Remedies........................................................................................   116
         9.03     Rights Not Exclusive............................................................................   117

ARTICLE X
         THE GUARANTY...........................................................................................   117

         10.01    Guaranty from Holdings........................................................................   117

ARTICLE XI
         THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT,
         THE ISSUING LENDERS AND THE ARRANGER...................................................................   121

         11.01    Appointment and Authorization.................................................................   121
         11.02    Delegation of Duties..........................................................................   121
         11.03    Liability of Agent............................................................................   121
         11.04    Reliance by Agent.............................................................................   122
         11.05    Notice of Default.............................................................................   122
         11.06    Credit Decision...............................................................................   123
         11.07    Indemnification...............................................................................   123
         11.08    Agent in Individual Capacity..................................................................   124
         11.09    Successor Agent...............................................................................   124
         11.10    The Arranger and the Syndication Agent........................................................   124

ARTICLE XII
         MISCELLANEOUS..........................................................................................   125

         12.01    Amendments and Waivers........................................................................   125
         12.02    Notices.......................................................................................   126
         12.03    No Waiver; Cumulative Remedies................................................................   127
         12.04    Costs and Expenses............................................................................   127
         12.05    Indemnity.....................................................................................   128
         12.06    Successors and Assigns........................................................................   129
         12.07    Assignments, Participations, etc..............................................................   129
         12.08    Confidentiality...............................................................................   130
         12.09    Set-off.......................................................................................   131
         12.10    Notification of Addresses, Lending Offices, etc...............................................   132
         12.11    Counterparts..................................................................................   132
         12.12    Severability..................................................................................   132
         12.13    No Third Parties Benefited....................................................................   132
         12.14    Governing Law and Jurisdiction................................................................   132
         12.15    Waiver of Jury Trial..........................................................................   133
         12.16    Domicile of Loans.............................................................................   133

SCHEDULE 1.01(a)         --        Lending Offices
SCHEDULE 1.01(b)         --        Commitments and Outstanding Tranche A Term
                                   Loans
SCHEDULE 1.01(c)         --        Subsidiary Guarantors
SCHEDULE 1.01(d)         --        Pre-Closing EBITDA Adjustments
SCHEDULE 6.09            --        Real Property
SCHEDULE 6.15            --        Subsidiaries
SCHEDULE 6.24            --        Insurance
SCHEDULE 8.01            --        Existing Liens
SCHEDULE 8.04            --        Existing Indebtedness
SCHEDULE 8.05            --        Existing Investments

EXHIBIT A                --        Form of Revolving Note
EXHIBIT B-1              --        Form of Tranche A Term Note
EXHIBIT B-2                        Form of Tranche B Term Note
EXHIBIT C                --        Form of Notice of Borrowing
EXHIBIT D                --        Form of Notice of Conversion/Continuation
EXHIBIT E                --        Form of Pledge Agreement
EXHIBIT F                --        Form of Subsidiary Guaranty
EXHIBIT G                --        Form of Security Agreement
EXHIBIT H                --        Form of Guarantor Supplement
EXHIBIT I                --        Form of Leverage Ratio Certificate
EXHIBIT J-1              --        Form of Kirkland & Ellis Opinion
EXHIBIT J-2              --        Form of McGuire, Wood & Bissette, P.A.
                                   Opinion
EXHIBIT K                --        Form of Solvency Certificate
EXHIBIT L                --        Form of Assignment and Acceptance
EXHIBIT M                --        Form of Compliance Certificate
EXHIBIT N                --        Form of Intercompany Note
EXHIBIT O                --        Form of Holdings Shareholder Subordinated
                                   Note
EXHIBIT P                --        Form of Contribution and Indemnification
                                   Agreement
EXHIBIT Q                --        Form of Borrowing Base Certificate
EXHIBIT R                --        Form of Section 4.01(f) Certificate

                     AMENDED AND RESTATED CREDIT AGREEMENT

          AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 19, 1998, and amended and restated as of March 19, 1999, among CII TECHNOLOGIES, INC., a Delaware corporation ("Holdings"), COMMUNICATIONS INSTRUMENTS, INC., a North
                       --------
Carolina corporation (the "Borrower"), the several financial institutions from
                           --------
time to time party to this Agreement (the "Lenders"), NATIONSBANK, N.A., as an
                                           -------
Issuing Lender and the Swingline Lender, and NATIONSBANK, N.A., as the Administrative Agent.

                             W I T N E S S E T H :
                             --------------------

          WHEREAS, Holdings, the Borrower, the Existing Lenders and Bank of America National Trust and Savings Association, as the administrative agent, are parties to a Credit Agreement, dated as of June 19, 1998 (as amended, modified or supplemented to, but not including, the Restatement Effective Date, the "Original Credit Agreement"); and

          WHEREAS, in connection with the Acquisition, the Borrower has requested that the Original Credit Agreement be amended and restated in its entirety, and the Lenders and the Administrative Agent are willing to amend and restate the same, upon the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree that, on the Restatement Effective Date, the Original Credit Agreement shall be and is hereby amended and restated in its entirety as follows:

                                   ARTICLE I
                                  DEFINITIONS

          1.01  Defined Terms.  As used in this Agreement, the capitalized
                --------------
terms in the preamble and the recitals hereto shall have the meanings therein given them, and the following words and terms shall have the meanings specified below:

          "Acquired Entity or Business" has the meaning specified in the
           ---------------------------
definition of "Consolidated Net Income".
               -----------------------

          "Acquisition" means the acquisition by the Borrower of all of the
           -----------
outstanding capital stock of Products Unlimited pursuant to the terms and conditions of the Acquisition Agreement.

          "Acquisition Agreement" means that certain Stock Purchase Agreement,
           ---------------------
dated as of March 19, 1999, among the Borrower, Products Unlimited and the shareholders of Products Unlimited.

          "Acquisition Documents" means the Acquisition Agreement and the other
           ---------------------
agreements and documents related to the Acquisition.

          "Adjusted Consolidated Working Capital" means, at any time,
           -------------------------------------
Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities at such time.

          "Adjustment Date" means (A) the earlier of (x) the date which is 45
           ---------------
days after Holdings' fiscal quarter ending March 31, 1999 and (y) the date which is two Business Days after Holdings has delivered a Leverage Ratio Certificate to the Agent in accordance with Section 12.02 as of the end of such fiscal
                                -------------
quarter (the "First Adjustment Date") and (B) after the First Adjustment Date,
              ---------------------
the earlier of (x) each date which is 45 days after the end of a fiscal quarter of Holdings (or, in the case of the fourth fiscal quarter of Holdings, 90 days) and (y) the date which is two Business Days after Holdings has delivered a Leverage Ratio Certificate to the Administrative Agent in accordance with
Section 12.02 as of the end of a fiscal quarter.
-------------

          "Administrative Agent" means NationsBank in its capacity as
           --------------------
representative for the Lenders hereunder, and any successor administrative agent.

          "Administrative Agent's Payment Office" means the address for payments
           -------------------------------------
set forth on the signature page hereto in relation to the Administrative Agent or such other address as the Administrative Agent may from time to time specify in accordance with Section 12.02.
                   -------------

          "Affiliate" means, with respect to any Person, any other Person (i)
           ---------
directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 5% of any class of the capital stock, of or equity interests in, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" means, collectively, NationsBank, in its capacity as
           -----
Administrative Agent, and Bank of America, in its capacity as Collateral Agent, in each case for the Lenders and certain other beneficiaries hereunder and under the Collateral Documents, and shall include any successor to the Agent appointed pursuant to Article XI.
            ----------

          "Agent-Related Persons" has the meaning specified in Section 11.03.
           ---------------------                               -------------

          "Aggregate Commitment" means, collectively, the Aggregate Revolving
           --------------------
Commitment, the Aggregate Tranche A Term Commitment and the Aggregate Tranche B Term Commitment; provided that after the incurrence of the Original Tranche A Term Loans under the Original Credit Agreement and the Tranche B Term Loans under this Agreement and the termination of such Term Commitments, the Aggregate Tranche A Term Commitment and the Aggregate Tranche B Term Commitment shall instead refer to the aggregate outstanding principal amount of all Tranche A Term Loans and Tranche B Term Loans at any time.

          "Aggregate Revolving Commitment" means the combined Revolving
           ------------------------------
Commitments of the Lenders in the initial principal amount of $25,000,000 as such amount may be reduced from time to time pursuant to this Agreement.

          "Aggregate Tranche A Term Commitment" means the combined Original
           -----------------------------------
Tranche A Term Commitments of the Lenders under the Original Credit Agreement in the original principal amount of $35,000,000, which commitments were terminated at the time of the incurrence of the Original Tranche A Term Loans under the Original Credit Agreement.

          "Aggregate Tranche B Term Commitment" means the combined Tranche B
           -----------------------------------
Term Commitments of the Lenders in the initial principal amount of $55,000,000, as such amount may be reduced from time to time pursuant to this Agreement.

          "Agreement" means this Amended and Restated Credit Agreement as from
           ---------
time to time amended, modified or supplemented.

          "Applicable Margin" means the margin to be added to the Base Rate or
           -----------------
LIBOR, as the case may be, in accordance with Section 2.09(a).
                                              ---------------

          "Arranger" means NMS.
           --------

          "Asset Sale" means the direct or indirect sale, lease (other than
           ----------
operating leases entered into in the ordinary course of business), transfer, conveyance or other disposition (including, without limitation, dispositions pursuant to sale and leaseback transactions), in a single transaction or a series of transactions, by Holdings or any of its Subsidiaries to any Person (other than to Holdings or any of its Wholly-Owned Subsidiaries) of any property or assets of Holdings or any of its Subsidiaries, other than sales of assets pursuant to Sections 8.02(ii), (iii), (iv), (viii), (ix), (xii), (xiii), (xiv),
            -----------------  -----  ----  ------ -----  -----  ------  -----
(xv), (xvi), (xvii) and (xviii).
----  -----  ------     -------

          "Assignee" has the meaning specified in Section 12.07(a).
           --------                               ----------------

          "Assignment and Acceptance" has the meaning specified in Section
           -------------------------                               -------
12.07(a).
--------

          "Attorney Costs" means and includes all reasonable fees and
           --------------
disbursements of any law firm or other external counsel and, without duplication, the allocated cost of internal legal services and all reasonable disbursements of internal counsel.

          "B Lender" means each Lender that has outstanding Tranche B Term Loans
           --------
hereunder.

          "Bank of America" means Bank of America National Trust and Savings
           ---------------
Association, a national banking association.

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11
           ---------------
U.S.C. (S) 101, et seq.).
                -- ----

          "Base Rate" means, for any day, the higher of (a) the Reference Rate
           ---------
or (b) the Federal Funds Rate plus 1/2%, in each case as in effect for such day.

          "Base Rate Loan" means each Swingline Loan and each other Loan that
           --------------
bears interest based on the Base Rate.

          "Borrower" has the meaning specified in the preamble hereto.
           --------

          "Borrower Senior Subordinated Note Documents" means the Borrower
           -------------------------------------------
Senior Subordinated Note Indenture, the Borrower Senior Subordinated Notes and all other documents and agreements executed and delivered pursuant to the Borrower Senior Subordinated Note Indenture, including any guaranty given by Holdings thereunder as permitted by Section 8.04(vii).
                                    -----------------

          "Borrower Senior Subordinated Note Indenture" means the Indenture,
           -------------------------------------------
dated as September 18, 1997, among the Borrower, the Subsidiary Guarantors and Norwest Bank Minnesota National Association, as trustee, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, including (i) that certain Supplemental Indenture thereto dated June 19, 1998 and (ii) that certain Supplemental Indenture thereto dated March 19, 1999 pursuant to which Products Unlimited and its Domestic Subsidiaries will become a guarantor of the Borrower Senior Subordinated Notes.

          "Borrower Senior Subordinated Notes" means the Borrower's 10% senior
           ----------------------------------
subordinated notes due 2004.

          "Borrowing" means a borrowing hereunder consisting of one or more
           ---------
Loans made to the Borrower on the same Borrowing Date by the Lenders having Commitments of the respective Tranche of Loans or the Swingline Lender, as the case may be, in each case pursuant to Section 2.01, and may be a Swingline
                                       ------------
Borrowing, a Revolving Borrowing, a Tranche A Term Borrowing or a Tranche B Term Borrowing.

          "Borrowing Base" means, at any time, the sum of (a) eighty-five
           --------------
percent (85%) of the Net Amount of Eligible Receivables at such time plus (b)
                                                                     ----
sixty percent (60%) of the value (determined on a first-in-first-out basis and valued at the lower of cost or market value) of Eligible Inventory at such time.

          "Borrowing Base Certificate" means a certificate in substantially the
           --------------------------
form of Exhibit Q, to be executed by a Responsible Officer of Holdings and
        ---------
delivered pursuant to Section 7.01(e).
                      ---------------

          "Borrowing Date" means, in relation to any Loan, the date of the
           --------------
borrowing of such Loan as specified in the relevant Notice of Borrowing for a Borrowing.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in New York or Charlotte are authorized or required by law to close and, if such term is used in relation to any Eurodollar Loan or the Interest Period therefor, any such day on which dealings are carried on by and between banks in Dollar deposits in the London interbank market.

          "Capital Adequacy Regulation" means any guideline, request or
           ---------------------------
directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law (but with which a Lender customarily complies) regarding capital adequacy of any bank or of any corporation controlling a bank.

          "Capital Expenditures" means, for any period and with respect to any
           --------------------
Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which is capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

          "Capital Lease" has the meaning specified in the definition of
           -------------
"Capital Lease Obligations".
--------------------------

          "Capital Lease Obligations" means all monetary obligations of Holdings
           -------------------------
or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease ("Capital Lease").
                                                         -------------

          "Cash Collateralize" means to pledge and deposit with or deliver to
           ------------------
the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Lenders and the Lenders, as collateral for the Letter of Credit Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the Issuing Lenders (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meanings. Cash collateral shall be invested in Cash Equivalents of a tenor reasonably satisfactory to the Administrative Agent and as instructed by the Borrower, which Cash Equivalents shall be held in the name of the Borrower and under the control of the Administrative Agent in a manner reasonably satisfactory to the Collateral Agent.

          "Cash Equivalents" means any or all of the following: (i) obligations
           ----------------
of, or guaranteed as to interest and principal by, the United States Government maturing within one year after the date on which such obligations are purchased;
(ii) open market commercial paper of any corporation (other than Holdings, the Borrower or any of its Subsidiaries) incorporated under the laws of the United States or any State thereof or the District of Columbia rated P-1 or its equivalent by Moody's or A-1 or its equivalent or higher by S&P; (iii) time deposits or certificates of deposit maturing within one year after the issuance thereof issued by commercial banks organized under the laws of any country which is a member of the OECD and having a combined capital and surplus in excess of $250,000,000 or which is a Lender; (iv) repurchase agreements with a term of not more than seven days with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above; (v) bankers' acceptances with maturities not
             ------------
exceeding one year and overnight bank deposits in each case with an office of a bank or trust company meeting the criteria specified in clause (iii) above; and
                                                        ------------
(vi) money market, mutual or similar funds substantially all of whose investments are comprised of the investments described in clauses (i) through
                                                          -----------
(v) above.
---

          "CERCLA" means the Comprehensive Environmental Response, Compensation,
           ------
and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. (S) 9601 et seq.
                -------

          "Change of Control" means (a) (i) prior to a Qualified Public Equity
           -----------------
Offering, the Permitted Holders shall cease to own on a fully diluted basis in the aggregate at least 51% of the economic and voting interest in Holdings' capital stock and (ii) on and after the consummation of a Qualified Public Equity Offering, (x) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as such term is defined in Section 13(d)(3) of the Exchange Act) or group of related persons, together with any Affiliates thereof (other than the Permitted Holders), becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 35% of the Voting Stock of Holdings (as determined on a fully diluted basis and measured by voting power rather than number of shares) provided that the Permitted Holders "beneficially own" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, in the aggregate a lesser percentage of the Voting Stock of Holdings than such other "person" or group of related persons and the Permitted Holders do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of Holdings or (y) the first day on which a majority of the members of the Board of Directors of Holdings are not Continuing Directors or (b) the Borrower shall cease to be a direct Wholly-Owned Subsidiary of Holdings or (c) a "change of control" or similar event shall occur under the Borrower Senior Subordinated Note Documents or any Refinancing Subordinated Indebtedness.

          "CHS" means Code, Hennessy & Simmons, III, L.P., a Delaware limited
           ---
partnership.

          "CHS Management" means CHS Management III, L.P., a Delaware limited
           --------------
partnership.

          "CHS Management Agreement" means the Management Agreement, dated as of
           ------------------------
September 18, 1997, between the Borrower and CHS Management, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, and any regulations and rulings promulgated thereunder.

          "Collateral" means all property with respect to which any security
           ----------
interest has been granted (or purported to be granted) pursuant to any Collateral Document, as well as all Obligations which have been Cash Collateralized.

          "Collateral Agent" means Bank of America acting as collateral
           ----------------
representative for the Lenders and certain other beneficiaries pursuant to the Collateral Documents, and its successors and assigns in such capacity.

          "Collateral Documents" means the Pledge Agreement, the Subsidiary
           --------------------
Guaranty, the Security Agreement, each Mortgage, each Guarantor Supplement and each Security Instrument.

          "Commitment" means any of the commitments of any Lender under this
           ----------
Agreement, specifically the Tranche A Term Commitment, the Tranche B Term Commitment or the Revolving Commitment.

          "Commitment Percentage" means, as to any Lender, such Lender's Tranche
           ---------------------
A Term Commitment Percentage, Tranche B Term Commitment Percentage or Revolving Commitment Percentage, as applicable.

          "Compliance Certificate" means the compliance certificate in
           ----------------------
substantially the form of Exhibit M, to be executed by a Responsible Officer of
                          ---------
Holdings and delivered pursuant to Section 7.02(a).
                                   ---------------

          "Consolidated Current Assets" means, at any time, the consolidated
           ---------------------------
current assets of Holdings and its Subsidiaries at such time.

          "Consolidated Current Liabilities" means, at any time, the
           --------------------------------
consolidated current liabilities of Holdings and its Subsidiaries at such time, but excluding the current portion of any Indebtedness under this Agreement and the current portion of any other long-term Indebtedness which would otherwise be included therein.

          "Consolidated EBIT" means, for any period, Consolidated Net Income for
           -----------------
such period before Consolidated Interest Expense (calculated without regard to the proviso contained in the definition thereof) and provision for taxes for such period and without giving effect to, without duplication, (u) any extraordinary gains or losses, (v) any gains or losses from sales of assets other than from sales of inventory sold in the ordinary course of business and any income or loss from discontinuing operations, (w) up to $821,000 of charges associated with the Borrower's closing of its Waynesboro, Virginia facility, (x) up to $500,000 of charges incurred in fiscal year 1999 relating to the relocation of certain product lines of Products Unlimited to Mexico, (y) any premiums, fees or expenses incurred in connection with any Permitted Acquisition and any related financings, and (z) the amortization or depreciation of any amounts required or permitted by Accounting Principles Board Opinion Nos. 16 (including non-cash write-ups and non-cash charges relating to inventory and fixed assets, in each case arising in connection with any Permitted Acquisition) and 17 (including non-cash charges relating to intangibles and goodwill arising in connection with any Permitted Acquisition).

          "Consolidated EBITDA" means, for any period, Consolidated EBIT for
           -------------------
such period, adjusted by (x) adding thereto, without duplication, the sum of (i) the amount of all amortization of goodwill and other intangibles (including debt issuance and other deferred financing, legal and accounting costs (including those associated with the Transaction, the Initial Transaction and any Permitted Acquisition consummated after the Original Effective Date)) and depreciation,
(ii) all fees and expenses incurred in connection with the Transaction and the Initial Transaction, (iii) all management fees paid during such period to CHS Management or its Affiliates to the extent permitted under Section 8.06 (iv),
                                                           -----------------
and (iv) other non-cash charges and expenses (including non-cash charges or expenses included in costs of goods sold), in each case to the extent that same were deducted in arriving at Consolidated EBIT for such period and (y) subtracting therefrom, without duplication, the sum of (i) the amount of all non-cash credits to the extent that same were included in arriving at Consolidated EBIT for such period (but which will be added back to Consolidated EBITDA in any subsequent period to the extent cash is received in respect of any such non-cash credits in such subsequent period) and (ii) the amount of all (but which will be added back to Consolidated EBITDA in any subsequent period to the extent cash is received in respect of any such non-cash credits in such subsequent period) cash payments made in such period to the extent that same relate to a non-cash charge incurred in a previous period. Notwithstanding anything in this Agreement to the contrary, solely for purposes of determining the Borrower's compliance with Sections 8.09 and 8.10, and for purposes of calculating the Consolidated
-------- ----     ----
Senior Leverage Ratio, the following shall apply:

          (w) in the case of the Measurement Period ending on March 31, 1999, Consolidated EBITDA for such Measurement period shall be equal to the sum of (I) the actual Consolidated EBITDA of Holdings and its Subsidiaries (other than the portion thereof attributable to Products Unlimited and the its Subsidiaries) for the period from July 1, 1998 through and including March 31, 1999 multiplied by a fraction the numerator of which is 4 and the denominator of which is 3, (II) $7,350,000 (which amount represents "EBITDA" of Products Unlimited and its Subsidiaries for the period from April 1, 1998 through and including December 31, 1998), (III) the Pre-Closing EBITDA of Products Unlimited and (IV) the Post-Closing EBITDA of Products Unlimited for such period;

          (x) in the case of the Measurement Period ending on June 30, 1999, Consolidated EBITDA for such Measurement Period shall be equal to the sum of (I) the actual Consolidated EBITDA of Holdings and its Subsidiaries (other than the portion thereof attributable to Products Unlimited and its Subsidiaries) for the period from July 1, 1998 through and including June 30, 1999, (II) $4,900,000 (which amount represents "EBITDA" of Products Unlimited and its Subsidiaries for the period from July 1, 1998 through and including December 31, 1998), (III) the Pre-Closing EBITDA of Products Unlimited and (IV) the Post-Closing EBITDA of Products Unlimited for such period;

          (y) in the case of the Measurement Period ending on September 30, 1999, Consolidated EBITDA for such Measurement Period shall be equal to the sum of (I) the actual Consolidated EBITDA of Holdings and its Subsidiaries (other than the portion thereof attributable to Products Unlimited and its Subsidiaries) for the period from October 1, 1998 through and including September 30, 1999, (II) $2,450,000 (which amount represents "EBITDA" of Products Unlimited and its Subsidiaries for the period from October 1, 1998 through and including December 31, 1998), (III) the Pre-Closing EBITDA of Products Unlimited and (IV) the Post-Closing EBITDA of Products Unlimited for such period; and

          (z) in the case of the Measurement Period ending on December 31, 1999, Consolidated EBITDA for such Measurement Period shall be equal to the sum of (I) the actual Consolidated EBITDA of Holdings and its Subsidiaries (other than the portion thereof attributable to Products Unlimited and its Subsidiaries), (II) the Pre-Closing

     EBITDA of Products Unlimited and (III) the Post-Closing EBITDA of Products Unlimited for such period.

          "Consolidated Fixed Charge Coverage Ratio" means, for any period, the
           ----------------------------------------
ratio of (x) Consolidated EBITDA for such period minus Capital Expenditures made or incurred during such period (other than Capital Expenditures to the extent financed with equity proceeds, Asset Sale proceeds, insurance proceeds or Indebtedness) to (y) the sum of regularly scheduled installments of principal with respect to Consolidated Indebtedness which are scheduled to become due and payable during such period plus Consolidated Interest Expense that is paid or would be payable in cash for such period (it being understood that, in any event, the interest payment to be made on the Holdings Junior Subordinated Notes pursuant to Section 8.11(iii)(y) in any year shall be treated as if such payment
            --------------------
was made on December 31 of the immediately preceding fiscal year of Holdings).

          "Consolidated Indebtedness" means, at any time, the principal amount
           -------------------------
of all Indebtedness of Holdings and its Subsidiaries at such time determined on a consolidated basis to the extent that such Indebtedness would be accounted for as debt on the liability side of a balance sheet in accordance with GAAP plus, without duplication, (i) the maximum amount available to be drawn under all letters of credit (including any Letters of Credit), bankers acceptances and similar obligations issued for the account of Holdings and its Subsidiaries and all unpaid drawings or reimbursement obligations in respect thereof, (ii) the principal amount of all bonds issued by the Borrower and its Subsidiaries in connection with workers' compensation obligations, lease obligations, surety and similar obligations, and (iii) the amount of all Contingent Obligations of Holdings and its Subsidiaries determined on a consolidated basis in respect of Indebtedness of other Persons of the type described above in this definition, provided that Consolidated Indebtedness shall exclude Indebtedness in respect of any Holdings Junior Subordinated Notes and Holdings Shareholder Subordinated Notes.

          "Consolidated Interest Coverage Ratio" means, for any period, the
           ------------------------------------
ratio of (x) Consolidated EBITDA for such period to (y) Consolidated Interest Expense that is paid or would be payable in cash for such period (it being understood that, in any event, the interest payment to be made on the Holdings Junior Subordinated Notes pursuant to Section 8.11(iii)(y) in any year shall be
                                      --------------------
treated as if such payment was made on December 31 of the immediately preceding fiscal year of Holdings).

          "Consolidated Interest Expense" means, for any period, the total
           -----------------------------
consolidated interest expense of Holdings and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) (net of interest income of Holdings and its Subsidiaries for such period) plus, without duplication, that portion of Capital Lease Obligations of Holdings and its Subsidiaries representing the interest factor for such period provided that (w)
                                                              --------
the amortization of debt issuance and deferred financing, legal and accounting costs with respect to this Agreement, the Original Credit Agreement, the Borrower Senior Subordinated Notes and any Refinancing Subordinated Indebtedness, (x) all fees and expenses incurred in connection with (i) the Transaction and payable as of the Restatement Effective Date and (ii) the Initial Transaction and payable as of the Original Effective Date, (y) all interest on the Holdings Junior

Subordinated Notes to the extent paid in kind and (z) all interest on any Holdings Shareholder Subordinated Notes, in each case shall be excluded from Consolidated Interest Expense to the extent same would otherwise have been included therein. Any cash payments (other than in respect of principal) made under or on account of the Holdings Junior Subordinated Notes (whether or not characterized as interest) to the holders thereof shall be included as interest expense for purposes of this Agreement.

          "Consolidated Leverage Ratio" means, at any time, the ratio of (i)
           ---------------------------
Consolidated Indebtedness at such time to (ii) Consolidated EBITDA for the Measurement Period then most recently ended, provided that in determining the Consolidated Leverage Ratio at any time, there shall be subtracted from Consolidated Indebtedness at such time an amount equal to the amount of unrestricted cash and/or Cash Equivalents of Holdings and its Subsidiaries as would be reflected on the consolidated balance sheet of Holdings at such time.

          "Consolidated Net Income" means, for any period, the net income (or
           -----------------------
loss) of Holdings and its Subsidiaries for such period, determined on a consolidated basis (after any deduction for minority interests), provided that
(i) in determining Consolidated Net Income, the net income of any other Person which is not a Subsidiary of Holdings or is accounted for by Holdings by the equity method of accounting shall be included only to the extent of the payment of cash dividends or distributions by such other Person to Holdings or a Subsidiary thereof during such period, (ii) the net income of any Subsidiary of Holdings (other than the Borrower) shall be excluded to the extent that the declaration or payment of cash dividends or similar distributions by that Subsidiary of that net income is not at the date of determination permitted by operation of its charter or any agreement, instrument or law applicable to such Subsidiary, (iii) the net income (or loss) of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iv) solely for purposes of calculating the Consolidated Leverage Ratio and the Consolidated Senior Leverage Ratio at any time, there shall be included (to the extent not already included) in determining Consolidated Net Income for any period the net income (or loss) of any Person, business, property or asset acquired during such period pursuant to a Permitted Acquisition and not subsequently sold or otherwise disposed of by Holdings or one of its Subsidiaries during such period (each such Person, business, property or asset acquired and not subsequently disposed of during such period, an "Acquired
                                                                  --------
Entity or Business"), in each case based on the actual net income (or loss) of
------------------
such Acquired Entity or Business for the entire period (including the portion thereof occurring prior to such acquisition) and (v) in determining Consolidated Net Income for any period, there shall be excluded any interest income for such period to the extent otherwise included therein.

          "Consolidated Senior Indebtedness" means, at any time, the outstanding
           --------------------------------
principal balance of the Loans and other Obligations at such time plus the undrawn amount of all Letters of Credit then outstanding.

          "Consolidated Senior Leverage Ratio" means, at any time, the ratio of
           ----------------------------------
(i) Consolidated Senior Indebtedness at such time to (ii) Consolidated EBITDA for the Measurement Period then most recently ended, provided that in determining the Consolidated

Senior Leverage Ratio at any time, there shall be subtracted from Consolidated Senior Indebtedness at such time an amount equal to the amount of unrestricted cash and/or Cash Equivalents of Holdings and its Subsidiaries as would be reflected on the consolidated balance sheet of Holdings at such time.

          "Contingent Obligation" means, as applied to any Person, any direct or
           ---------------------
indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of
                                                     -------------------
another Person (the "primary obligor"), including any obligation of that Person,
                     ---------------
whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor; (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or
(d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof; in each case, including arrangements wherein the rights and remedies of the holder of the primary obligation are limited to repossession or sale of certain property of such Person. The amount of any Contingent Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or if less, the stated or determinable amount of such Contingent Obligation) or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

          "Continuation Date" means any date on which the  Borrower elects to
           -----------------
continue a Eurodollar Loan as a Eurodollar Loan for a further Interest Period in accordance with the provisions of Section 2.04.
                                  ------------

          "Continuing Director" means, as of any date of determination, any
           -------------------
member of the Board of Directors of Holdings who (i) was a member of such Board of Directors on the Original Effective Date or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

          "Contractual Obligations" means, as to any Person, any provision of
           -----------------------
any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          "Contribution Agreement" means the amended and restated Contribution
           ----------------------
and Indemnity Agreement in the form of Exhibit P, as amended, modified or
                                       ---------
supplemented from time to time.

          "Conversion Date" means any date on which the Borrower elects to
           ---------------
convert a Base Rate Loan to a Eurodollar Loan, or a Eurodollar Loan to a Base Rate Loan, in each case in accordance with the provisions of Section 2.04.
                                                             ------------

          "Corcom" means Corcom, Inc., an Illinois corporation.
           ------

          "Credit Party" means each of Holdings, the Borrower and each
           ------------
Subsidiary Guarantor.

          "Default" means any event or circumstance which, with the giving of
           -------
notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          "Disbursement Date" has the meaning specified in Section 3.03(b).
           -----------------                               ---------------

          "Dividend" with respect to any Person means that such Person has
           --------
declared or paid a dividend or returned any equity capital to its stockholders as such or made any other distribution, payment or delivery of property or cash to its stockholders as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock outstanding on or after the Restatement Effective Date (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Person outstanding on or after the Restatement Effective Date (or any options or warrants issued by such Person with respect to its capital stock).

          "Dollars" and "$" each mean lawful money of the United States.
           -------       -

          "Domestic Lending Office" has the meaning provided in the definition
           -----------------------
of "Lending Office".
    --------------

          "Domestic Subsidiary" means each Subsidiary of Holdings that is
           -------------------
incorporated under the laws of the United States or any State or territory thereof.

          "Eligible Assignee" means (a) a commercial bank, commercial finance
           -----------------
company or other financial institution (including an insurance company) organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank, commercial finance company or other financial institution (including an insurance company) organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank, commercial finance company or other financial institution is acting through a branch or agency located in the United States; (c) a Person that is primarily engaged in the business of commercial banking or commercial finance and that is
(i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; (d) any fund that invests in commercial loans; and (e) any other entity approved by the Borrower and Administrative Agent.

          "Eligible Inventory" means (a) all Inventory owned by the Borrower or
           ------------------
any of its Domestic Subsidiaries which is subject to a first priority, perfected security interest in favor of the Collateral Agent and (b) all Inventory owned by any the Borrower's Mexican Subsidiaries to the extent that the value of such Inventory (determined on a first-in-first-out basis and valued at the lower of cost or market value) does not exceed $2,000,000 in the aggregate at any time and that such Inventory is located in Mexico at one or more premises which are leased or owned by the Borrower or any of its Subsidiaries.

          "Eligible Receivables" means (a) all Receivables of the Borrower or
           --------------------
any of its Domestic Subsidiaries which are subject to a first priority, perfected security interest in favor of the Collateral Agent and (b) all Receivables of the Borrower or any of its Domestic Subsidiaries (other than those described in clause (a) of this definition) which arise out of a sale to
                   ----------
an account debtor located outside of the United States to the extent that the Net Amount of Eligible Receivables with respect to such Receivables does not exceed $5,000,000 in the aggregate at any time.

          "Environmental Claims" means all actions, suits, proceedings or claims
           --------------------
by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from property, whether or not owned by Holdings or any of its Subsidiaries, or (b) any other circumstances forming the reasonable basis of any violation, or alleged violation, of any Environmental Law.

          "Environmental Law" has the meaning specified in the definition of
           -----------------
"Hazardous Material".
 ------------------

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations and rulings promulgated thereunder.

          "ERISA Affiliate" means each person (as defined in Section 3(9) of
           ---------------
ERISA) which together with Holdings or a Subsidiary of Holdings would be deemed to be a "single employer" (i) within the meaning of Section 414(b), (c), (m) or
(o) of the Code or (ii) as a result of Holdings or a Subsidiary of Holdings being a general partner of such person.

          "Eurodollar Lending Office" has the meaning provided in the definition
           -------------------------
of "Lending Office".
    --------------

          "Eurodollar Loan" means a Revolving Loan or a Term Loan that bears
           ---------------
interest based on LIBOR.

          "Event of Default" means any of the events or circumstances specified
           ----------------
in Section 9.01.
   ------------

          "Excess Cash Flow" means, for any period, the remainder of (a) the sum
           ----------------
of, without duplication, (i) Consolidated Net Income for such period, (ii) the amount of all non-cash charges included in determining Consolidated Net Income for such period and (iii) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, minus (b) the sum of, without duplication, (i) the amount of all Capital Expenditures made by Holdings and its Subsidiaries during such period (other than Capital Expenditures to the extent financed with equity proceeds, Asset Sale proceeds, insurance proceeds or Indebtedness), (ii) the amount of all Permitted Acquisitions made by Holdings and its Subsidiaries during such period (other than Permitted Acquisitions to the extent financed with equity proceeds, Asset Sale proceeds, insurance proceeds or Indebtedness), (iii) the aggregate amount of permanent principal payments of Indebtedness of Holdings and its Subsidiaries during such period (other than (A) repayments to the extent made with equity proceeds, Asset Sale Proceeds, insurance proceeds or Indebtedness and (B) repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash
--------
Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 2.08(c)(i) or (c)(ii) or (y) made as a voluntary prepayment with
      -----------------------------
internally generated funds (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans only to the extent accompanied by a voluntary reduction to the Aggregate Revolving Commitment)), (iv) any non-cash credits (including from sales of assets and insurance recoveries) included in determining Consolidated Net Income for such period, (v) non-cash charges added back in a previous period pursuant to clause (a)(ii) above to the extent any such charge has become a cash item in the current period, (vi) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, and (vii) the amount of all cash payments made by the Borrower pursuant to Section 2.5 of the Acquisition Agreement during such period. Notwithstanding anything to the contrary contained in clauses (a)(iii) and
(b)(vi) of this definition, for purposes of determining any decrease or increase in Adjusted Consolidated Working Capital for the Excess Cash Payment Period ending on December 31, 1999, such amounts shall equal the sum of the changes in Adjusted Consolidated Working Capital for Holdings and its Subsidiaries (other than Products Unlimited and its Subsidiaries) and Products Unlimited and its Subsidiaries for such Excess Cash Payment Period.

          "Excess Cash Payment Date" means the date occurring 90 days after the
           ------------------------
last day of each fiscal year of Holdings (beginning with its fiscal year ending on December 31, 1999).

          "Excess Cash Payment Period" means, with respect to the repayment
           --------------------------
required on each Excess Cash Payment Date, the immediately preceding fiscal year of Holdings (or, in the case of the first Excess Cash Payment Date after the Restatement Effective Date, the period from the Restatement Effective Date through and including December 31, 1999).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Existing Lenders" means the lenders party to the Original Credit
           ----------------
Agreement.

          "Federal Funds Rate" means, for any day, the rate set forth in the
           ------------------
weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption
            ---------

"Federal Funds (Effective)". If on any relevant day the appropriate rate for such previous day is not yet published in H.15(519), the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

          "Federal Reserve Board" means the Board of Governors of the Federal
           ---------------------
Reserve System or any successor thereto.

          "First Adjustment Date" has the meaning specified in the definition of
           ---------------------
the term "Adjustment Date".
          ---------------

          "Foreign Subsidiary" means each Subsidiary of Holdings which is not a
           ------------------
Domestic Subsidiary.

          "Form 4224" has the meaning specified in Section 4.01(f).
           ---------                               ---------------

          "Form 1001" has the meaning specified in Section 4.01(f).
           ---------                               ---------------

          "Form W-8" has the meaning specified in Section 4.01(f).
           --------                               ----------------

          "GAAP" means generally accepted accounting principles set forth from
           ----
time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranteed Creditors" means and includes each of the Administrative
           --------------------
Agent, the Collateral Agent, the Issuing Lenders, the Lenders and, in the case of any Interest Rate Protection Agreements or Other Hedging Agreements, also any Affiliate of a Lender which has entered into an Interest Rate Protection Agreement or Other Hedging Agreement (even if such Lender subsequently ceases to be a Lender under this Agreement for any reason).

          "Guaranteed Obligations" means (i) the full and prompt payment when
           ----------------------
due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each note issued by, and Loans made to, the Borrower under this Agreement and all reimbursement obligations and unpaid drawings with respect to Letters of Credit, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees, interest and other Obligations) of the Borrower to the Lenders, the Administrative Agent, the Issuing Lenders and the Collateral Agent now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Loan Document and the due performance and compliance by the Borrower with all the terms, conditions and agreements contained in the Loan Documents and (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of the Borrower owing under any Interest Rate Protection Agreement or Other Hedging Agreement entered into by the Borrower with any Lender or any other Guaranteed Creditor so long as such Lender or other Guaranteed Creditor participates in such Interest Rate Protection Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

          "Guarantor" means Holdings and each Subsidiary Guarantor.
           ---------

          "Guarantor Supplement" means a supplement to the Subsidiary Guaranty,
           --------------------
the Pledge Agreement, the Security Agreement and the Contribution Agreement substantially in the form of Exhibit H, whereby a Subsidiary of the Borrower
                             ---------
becomes a party to each such Loan Document.

          "Guaranty" means the guaranty of Holdings pursuant to Article X and
           --------                                             ---------
the Subsidiary Guaranty.

          "Hazardous Material" means and includes (a) any asbestos, urea-
           ------------------
formaldehyde, PCBs or dioxins or other material composed of or containing asbestos, PCBs or dioxins, (b) crude oil, any fraction thereof, and any petroleum product, (c) any natural gas, natural gas liquids, liquefied natural gas or other natural gas product or synthetic gas, and (d) any hazardous or toxic waste, substance or material or pollutant or contaminant defined as such in (or for purposes of) or that may result in the imposition of liability under any "Environmental Law", defined as the Comprehensive Environmental Response,
     -----------------
Compensation and Liability Act, any so-called "Superfund", or any other applicable Federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree, as now or at any time hereafter in effect, regulating, relating to, or imposing liability concerning the environment, the impact of the environment on human health, or any hazardous or toxic waste, substance or material or pollutant or contaminant.

          "Holdings" has the meaning specified in the preamble hereto.
           --------

          "Holdings Bridge Junior Subordinated Notes" means $1,429,382 of
           -----------------------------------------
Holdings Junior Subordinated Notes which are issued to CHS on the Restatement Effective Date as part of CHS' agreement to fund, on a bridge basis, a portion of the financing contemplated by Section 5.01(l)(ii) on behalf of certain
                                 -------------------
shareholders and potential shareholders of Holdings, which Holdings Bridge Junior Subordinated Notes only may be repaid with (i) $571,752.80 of new cash common equity provided to Holdings as contemplated by Sections 8.11 and 9.01(l)
                                                      -------------------------
and (ii) $857,629.20 of cash proceeds from the issuance of additional Holdings Junior Subordinated Notes as contemplated by Sections 8.11 and 9.01(l); it being
                                             -------------     -------
understood and agreed, however,
that if the proviso to Section 9.01(l) is applicable, all remaining outstanding
                       ---------------
Holdings Bridge Junior Subordinated Notes shall cease to constitute "Holdings Bridge Junior Subordinated Notes" but instead (x) a portion thereof shall convert into shares of Holdings Common Stock and (y) the remaining portion shall convert into a "Holdings Junior Subordinated Note" having the same terms and conditions as all other Holdings Junior Subordinated Notes referred to in this Agreement, in each case in accordance with the terms of the Holdings Bridge Junior Subordinated Notes and such that following the conversion described in clauses (x) and (y) above in this definition the initial investment in Holdings made as part of the Transaction equals $2,000,000 in Holdings Common Stock and $3,000,000 in Holdings Junior Subordinated Notes.

          "Holdings Common Stock" has the meaning specified in Section 6.22.
           ---------------------                               ------------

          "Holdings Junior Subordinated Notes" means, collectively, the
           ----------------------------------
unsecured junior subordinated promissory notes issued by Holdings under, or as permitted by, the Original Credit Agreement and this Agreement, which notes (x) have an aggregate outstanding principal balance of $16,691,676 as of the Restatement Effective Date (and after giving effect to the Transaction) and (y) are not guaranteed in any way (whether directly, by way of security, the issuance of a letter of credit or otherwise) by any Subsidiary of Holdings.

          "Holdings Preferred Stock" has the meaning specified in Section 6.22.
           ------------------------                               ------------

          "Holdings Shareholder Subordinated Note" means an unsecured junior
           --------------------------------------
subordinated note issued by Holdings (and not guaranteed in any way (whether directly, by way of security, the issuance of a letter of credit or otherwise) by any Subsidiary of Holdings) in the form of Exhibit O (appropriately
                                              ---------
completed), as amended, modified or supplemented from time to time in accordance with the terms of this Agreement.

          "Holdings Tax Sharing Agreement" means the amended and restated Tax
           ------------------------------
Sharing Agreement of even date herewith, among Holdings, the Borrower and certain other Subsidiaries of Holdings, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than (i) trade payables entered into in the ordinary course of business pursuant to ordinary terms and (ii) ordinary course purchase price adjustments); (c) all reimbursement or payment obligations with respect to letters of credit or non-contingent reimbursement or payment obligations with respect to bankers' acceptances and similar documents; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;
(e) all indebtedness created or arising under any conditional sale or other title retention agreement or sales of accounts receivable, in any such case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations;
(g) all net obligations with respect to Interest Rate Protection Agreements and Other Hedging Agreements; (h) all indebtedness referred to in clauses (a)
                                                              -----------
through (g) above and clause (i) below secured by (or for which the holder of
        ---           ----------
such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, valued, in the case of Indebtedness not assumed, at the lesser of the amount of such obligation and the fair market value of the encumbered property or asset; and (i) all Contingent Obligations. Notwithstanding the foregoing, Indebtedness shall not include trade payables and accrued expenses incurred by any Person in accordance with customary practices and in the ordinary course of business of such Person.

          "Indebtedness to be Refinanced" means Products Unlimited's existing
           -----------------------------
loan facility with Firstar Bank of Cedar Rapids, Iowa and the related loan documents.

          "Indemnified Liabilities" has the meaning provided in Section 12.05.
           -----------------------                              -------------

          "Indemnified Person" has the meaning provided in Section 12.05.
           ------------------                              -------------

          "Initial Transaction" means the "Transaction" under, and as defined
           -------------------
in, the Original Credit Agreement.

          "Insolvency Proceeding" means (a) any case, action or proceeding
           ---------------------
before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors or similar proceedings, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally; in each case undertaken under U.S. Federal, State or foreign law, including the Bankruptcy Code.

          "Intercompany Loan" has the meaning provided in Section 8.05(xi).
           -----------------                              ----------------

          "Intercompany Note" means a promissory note in the form of Exhibit N.
           -----------------                                         ---------

          "Interest Payment Date" means, (a) with respect to any Base Rate Loan,
           ---------------------
the last day of the last calendar month of each calendar quarter and the applicable Termination Date for Tranche A Term Loans, Tranche B Term Loans, Revolving Loans or Swingline Loans, as the case may be, and (b) with respect to any Eurodollar Loan, the last day of each Interest Period applicable to such Loan and the date such Loan is repaid or prepaid; provided, however, that if any
                                                  --------  -------
Interest Period for any Eurodollar Loan exceeds three months, then also the date which falls three months after the beginning of such Interest Period and, if applicable, at three month intervals thereafter shall also be an "Interest Payment Date".

          "Interest Period" means, in relation to any Eurodollar Loan, the
           ---------------
period commencing on the applicable Borrowing Date or any Conversion Date or Continuation Date with respect thereto and ending on the date one, two, three or six months thereafter, as selected or deemed selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:
                                                          --------

          (i) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month which is one, two, three or six months, as the case may be, after the calendar month in which such Interest Period began;

          (iii) the Borrower may not select an Interest Period with respect to any portion of principal of a Loan which extends beyond a date on which the Borrower is required to make a scheduled payment of that portion of principal; and

          (iv) no Interest Period for any Loan shall extend beyond the applicable Termination Date for Tranche A Term Loans, Tranche B Term Loans or Revolving Loans, as the case may be.

          "Interest Rate Protection Agreement" means an interest rate swap, cap,
           ----------------------------------
collar or similar arrangement entered into to hedge interest rate risk (and not for speculative purposes).

          "Inventory" means all of the Borrower's and its Domestic Subsidiaries'
           ---------
and Mexican Subsidiaries' now owned and hereafter acquired inventory, goods, merchandise, and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, other materials and supplies of any kind, nature or description which are or might be consumed in the Borrower's or its Domestic Subsidiaries' or Mexican Subsidiaries' business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other documents representing them.

          "Investment" has the meaning provided in Section 8.05.
           ----------                              ------------

          "Issuing Lender" means NationsBank or any Affiliate thereof in its
           --------------
capacity as issuer of one or more Letters of Credit hereunder (including Bank of America as issuer of the existing letters of credit referred to in the last sentence of Section 3.01(a)), and each other Lender which is designated as an
            ---------------
Issuing Lender on the signature pages hereto, on an Assignment and Acceptance to which it is a party, or on another writing to which such Lender and the Administrative Agent is a party.

          "Kilovac Corporation" means Kilovac Corporation, a California
           -------------------
corporation.

          "Leaseholds" of any Person means all the right, title and interest of
           ----------
such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

          "Lender Affiliate" means a Person engaged in the business of making
           ----------------
loans that is an Affiliate of a Lender, including, in the case of any Lender that is a fund, any other fund that invests in commercial loans and is managed or is advised by the same investment advisor of such Lender.

          "Lenders" has the meaning specified in the preamble hereto.
           -------

          "Lending Office" means, with respect to any Lender, the office or
           --------------
offices of such Lender specified as its "Lending Office", "Domestic Lending Office" or "Eurodollar Lending Office", as the case may be, on Schedule 1.01(a)
                                                               ----------------
hereto, or such other office or offices of the Lender as it may from time to time notify the Borrower and the Agent.

          "Letter of Credit" means any letter of credit issued (or deemed
           ----------------
issued) by an Issuing Lender pursuant to Article III.
                                         -----------

          "Letter of Credit Amendment Application" means an application form for
           --------------------------------------
amendment of outstanding standby or commercial documentary letters of credit as shall at any time be in use by an Issuing Lender, as such Issuing Lender shall request.

          "Letter of Credit Application" means an application form for issuances
           ----------------------------
of standby or commercial documentary letters of credit as shall at any time be in use by an Issuing Lender, as such Issuing Lender shall request.

          "Letter of Credit Borrowing" means an extension of credit resulting
           --------------------------
from a drawing under any Letter of Credit which shall not have been reimbursed on or before the Business Day following the respective Disbursement Date when made nor converted into a Borrowing of Revolving Loans under Section 3.03(b).
                                                             ---------------

          "Letter of Credit Commitment" means the commitment of the Issuing
           ---------------------------
Lenders to issue Letters of Credit, the Letter of Credit Obligations in respect thereof not to exceed in aggregate amount on any date the lesser of (i) the Aggregate Revolving Commitment on such date and (ii) $3,000,000.

          "Letter of Credit Obligations" means, at any time, the sum of (a) the
           ----------------------------
aggregate undrawn amount of all Letters of Credit then outstanding plus (b) the amount of all outstanding Letter of Credit Borrowings.

          "Letter of Credit Related Documents" means the Letters of Credit, the
           ----------------------------------
Letter of Credit Applications, the Letter of Credit Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Lenders' standard form documents for letter of credit issuances.

          "Level I" has the meaning specified in Section 2.09(a)(ii).
           -------                               -------------------

          "Level II" has the meaning specified in Section 2.09(a)(ii).
           --------                               -------------------

          "Level III" has the meaning specified in Section 2.09(a)(ii).
           ---------                               -------------------

          "Level IV" has the meaning specified in Section 2.09(a)(ii).
           --------                               -------------------

          "Leverage Ratio Certificate" means a certificate duly executed by a
           --------------------------
Responsible Officer of Holdings, substantially in the form of Exhibit I (with
                                                              ---------
such changes thereto as may be agreed upon from time to time by the Administrative Agent and Holdings), and including therein, among other things, calculations supporting the information contained therein.

          "LIBOR" means, for each Interest Period for Eurodollar Loans
           -----
comprising the same Borrowing, (i) the rate of interest per annum determined by the Administrative Agent to be the arithmetic mean (rounded upward to the nearest whole multiple of 1/100%) of the rate of interest per annum as the rate at which Dollar deposits for such Interest Period and in an amount approximately equal to the amount of the proposed Eurodollar Loan of the Administrative Agent during such Interest Period, would be offered by the Administrative Agent's Eurodollar Lending Office to major banks in the London interbank market at or about 11:00 a.m. (London time) on the second Business Day prior to the commencement of such Interest Period divided (and rounded upwards to the nearest whole multiple of 1/100%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

          "Lien" means any interest in any real or personal property or fixture
           ----
which secures payment or performance of any obligation and shall include any mortgage, lien, pledge, encumbrance, charge or other security interest of any kind, whether arising under a Security Instrument or as a matter of law, judicial process or otherwise, including the retained security title of a conditional vendor or lessor.

          "Loan" means an extension of credit by a Lender to the Borrower
           ----
pursuant to Article II and shall include Revolving Loans, Tranche A Term Loans,
            ----------
Tranche B Term Loans and Swingline Loans.

          "Loan Documents" means this Agreement (including the guaranty of
           --------------
Holdings set forth in Article X), each Collateral Document, the Contribution
                      ---------
Agreement, each Revolving Note and Term Note and all other Security Instruments, agreements, instruments, certificates or other documents evidencing, guaranteeing or securing the Loans, Letter of Credit Borrowings or the other obligations of Holdings, the Borrower or any Subsidiary Guarantor hereunder or under any Collateral Document.

          "Majority Lenders" means at any time Lenders holding more than 50% of
           ----------------
the then Aggregate Commitment, provided that if the Commitments shall have been
                               --------
terminated in full, "Majority Lenders" shall mean Lenders holding (including as a result of participations pursuant to Sections 2.01(b)(iv) and 3.03(a) and (d))
                                       --------------------     -------     ----
more than 50% of the then aggregate unpaid amount of the Total Exposure.

          "Mandatory Borrowing" has the meaning specified in Section
           -------------------                               -------
2.01(b)(iv).
-----------

          "Margin Stock" means "margin stock" as such term is defined in
           ------------
Regulation T, U or X of the Federal Reserve Board.

          "Material Adverse Effect" means, relative to any occurrence of
           -----------------------
whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), a material adverse effect on:

          (a) the operations, business, assets, properties, liabilities, condition (financial or otherwise) or prospects of the Borrower, or of Holdings and its Subsidiaries taken as a whole; or

          (b) the rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders under this Agreement or under any other Loan Document.

          "Measurement Period" means (i) at any time on or prior to June 30,
           ------------------
1999 for purposes of determining compliance with Sections 8.08, 8.09 and 8.10 and for purposes of determining the Senior Leverage Ratio, the period from July 1, 1998 through the last day of Holdings' fiscal quarter then last ended (taken as one accounting period) and (ii) at any time thereafter, any period of four consecutive fiscal quarters of Holdings (taken as one accounting period).

          "Mexican Subsidiary" means each Subsidiary of the Borrower that is
           ------------------
organized under the laws of Mexico.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Mortgage" has the meaning specified in Section 7.15(A)(i).
           --------                               ------------------

          "Mortgage Policies" has the meaning specified in Section 7.15(A)(ii).
           -----------------                               -------------------

          "Mortgaged Property" has the meaning specified in Section 7.15(A)(i).
           ------------------                               ------------------

          "NationsBank" means NationsBank, N.A., a national banking association,
           -----------
in its individual capacity.

          "Net Amount of Eligible Receivables" means, at any time, the gross
           ----------------------------------
amount of Eligible Receivables less returns, rebates, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding or claimed.

          "Net Cash Proceeds" means, in connection with any Asset Sale, the cash
           -----------------
proceeds (including any cash payments received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received in cash) of such Asset Sale net of (i) reasonable transaction costs (including any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses, associated therewith actually incurred), (ii) required debt payments (other than pursuant hereto), (iii) taxes estimated to be paid as a result of such Asset Sale and (iv) any portion of such cash proceeds which Holdings determines in good faith should be reserved for post-closing adjustments or liabilities (to the extent Holdings delivers to the Lenders a certificate signed by a Responsible Officer of Holdings as to such determination).

          "Net Insurance Proceeds" means, with respect to any Recovery Event,
           ----------------------
the cash proceeds (net of reasonable costs and taxes incurred in connection with such Recovery Event) received by the respective Person in connection with the respective Recovery Event.

          "Net Issuance Proceeds" means, with respect to the issuance of any
           ---------------------
Indebtedness for borrowed money, or the issuance or sale of any equity securities or other equity interests or rights:

          (a) the gross cash proceeds received in connection with such issuance or sale;

          minus

          (b) all reasonable transaction costs (including legal, investment banking or other fees and disbursements) paid or incurred in connection therewith in favor of any Person not an Affiliate of Holdings or the Borrower.

          "NMS" means NationsBanc Montgomery Securities LLC.
           ---

          "Notice of Borrowing" means a notice given by the Borrower to the
           -------------------
Administrative Agent pursuant to Section 2.03(a), in substantially the form of
                                 ---------------
Exhibit C.
---------

          "Notice of Conversion/Continuation" means a notice given by the
           ---------------------------------
Borrower to the Administrative Agent pursuant to Section 2.04(b), in
                                                 ---------------
substantially the form of Exhibit D.
                          ---------

          "Obligations" means all Loans, Letter of Credit Borrowings and other
           -----------
indebtedness, advances, debts, liabilities, obligations, expenses (including, without limitation, Attorney Costs), covenants and duties, of any kind or nature, owing by Holdings, the Borrower or any Subsidiary Guarantor to any Lender, the Administrative Agent, the Collateral Agent, any Issuing Lender or the Swingline Lender in connection with this Agreement or any other Loan Document, in each case whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and however acquired (including those acquired by assignment) or arising and whether or not for the payment of money or evidenced by any note, guarantee or other instrument.

          "OECD" means the Organization for Economic Cooperation and
           ----
Development.

          "Original Credit Agreement" has the meaning specified in the recitals
           -------------------------
to this Agreement.

          "Original Effective Date" means June 19, 1998.
           -----------------------

          "Original Revolving Loans" means the "Revolving Loans" under, and as
           ------------------------
defined in, the Original Credit Agreement.

          "Original Tranche A Term Commitments" means the "Term Commitments"
           -----------------------------------
under, and as defined in, the Original Credit Agreement.

          "Original Tranche A Term Loans" means the "Term Loans" under, and as
           -----------------------------
defined in, the Original Credit Agreement.

          "Originating Lender" has the meaning provided in Section 12.07(d).
           ------------------                              ----------------

          "Other Hedging Agreement" means any foreign exchange contracts,
           -----------------------
currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values.

          "Other Taxes" has the meaning specified in Section 4.01(b).
           -----------                               ---------------

          "Participant" has the meaning specified in Section 12.07(d).
           -----------                               ----------------

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
pursuant to Section 4002 of ERISA, or any successor thereto.

          "Permitted Acquisition" has the meaning specified in Section 8.02(x).
           ---------------------                               ---------------

          "Permitted Encumbrance" means, with respect to any Mortgaged Property,
           ---------------------
such exceptions to title as are set forth in the Mortgage Policy delivered with respect thereto, all of which exceptions must be reasonably acceptable to the Administrative Agent.

          "Permitted Holders" means Code, Hennessy & Simmons, Inc., CHS and
           -----------------
their respective Affiliates.

          "Permitted Liens" has the meaning provided in Section 8.01.
           ---------------                              ------------

          "Person" means any natural person, corporation, firm, trust,
           ------
partnership, limited liability company, business trust, association, government, governmental agency or authority, or any other entity, whether acting in an individual, fiduciary, or other capacity.

          "Plan" means any pension plan as defined in Section 3(2) of ERISA
           ----
which is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings or a Subsidiary of Holdings or an ERISA Affiliate and each such plan for the five year period immediately following the latest date on which Holdings, or a Subsidiary of Holdings or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such a plan.

          "Pledge Agreement" means the amended and restated Pledge Agreement in
           ----------------
the form of Exhibit E, as amended, modified or supplemented from time to time in
            ---------
accordance with the terms thereof and hereof.

          "Pledged Agreement Collateral" means the "Collateral" as defined in
           ----------------------------
the Pledge Agreement.

          "Post-Closing EBITDA of Products Unlimited" means that portion of
           -----------------------------------------
Consolidated EBITDA for the period from the Restatement Effective Date through and including the last day of Holdings' fiscal quarter then most recently ended to the extent attributable to Products Unlimited and its Subsidiaries.

          Pre-Closing EBITDA of Products Unlimited" means the actual
          ----------------------------------------
consolidated earnings before interest expense, taxes, depreciation and amortization of Products Unlimited and its Subsidiaries for the period from January 1, 1999 through but not including the Restatement Effective Date and adjusted by (i) adding thereto those items referred to on Part A of Schedule
                                                                    --------
1.01(d) and (ii) subtracting therefrom those items referred to on Part B of
-------
Schedule 1.01(d).
----------------

          "Products Unlimited" means Products Unlimited Corporation, an Iowa
           ------------------
corporation.

          "Qualified Public Equity Offering" means a bona fide underwritten sale
           --------------------------------
to the public of common stock of Holdings pursuant to a registration statement (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of Holdings or any of its Subsidiaries, as the case may be) that is declared effective by the Securities and Exchange Commission and such offering results in gross cash proceeds to Holdings (exclusive of underwriter's discounts and commissions and other expenses) of at least $30,000,000.

          "Qualified Seller Subordinated Debt" means unsecured junior
           ----------------------------------
subordinated notes issued by Holdings or any of its Subsidiaries so long as the terms of any such junior subordinated note (i) do not provide any collateral security, (ii) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before September 30, 2004, (iii) do not contain any covenants other than periodic reporting requirements, (iv) do not have an interest rate above 12% per annum, (v) do not have any defaults other than a payment thereunder or a bankruptcy of the obligor thereunder and
(vi) are otherwise reasonably satisfactory to the Administrative Agent.

          "Real Property" of any Person means all the right, title and interest
           -------------
of such Person in and to land, improvements and fixtures, including Leaseholds.

          "Receivables" means all of the Borrower's and its Domestic
           -----------
Subsidiaries' now owned or hereafter acquired or arising accounts, contract rights, and any other rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

          "Recovery Event" means the receipt by Holdings or any of its
           --------------
Subsidiaries of any cash insurance proceeds or condemnation awards payable by reason of theft, loss, physical destruction, damage, taking or any other similar event with respect to any property or assets of Holdings or any of its Subsidiaries.

          "Reference Rate" means the rate of interest publicly announced from
           --------------
time to time by NationsBank in Charlotte as its "reference rate." It is a rate set by NationsBank based upon various factors, including NationsBank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate. Any change in the Reference Rate announced by NationsBank shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Refinancing" means, collectively, the repayment of all Indebtedness
           -----------
to be Refinanced, together with all accrued interest, premiums, fees, commissions and expenses owing in connection therewith, and the termination of all commitments in respect thereof.

          "Refinancing Documents" means payoff letters, termination agreements,
           ---------------------
UCC termination statements, mortgage releases, intellectual property reconveyance documents and other similar Lien release instruments, in form and substance acceptable to the Administrative Agent and executed and delivered by the creditors to whom the Indebtedness to be Refinanced is owing to evidence such creditors' agreements as to the outstanding amount of Indebtedness to be Refinanced, the repayment thereof and such creditors' obligations to terminate their financing arrangements with the Credit Parties and release their Liens against the Credit Parties' properties.

          "Refinancing Subordinated Indebtedness" has the meaning specified in
           -------------------------------------
Section 8.04(viii).
------------------

          "Register" has the meaning specified in Section 2.02.
           --------                               ------------

          "Regulation D" shall mean Regulation D of the Federal Reserve Board or
           ------------
from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Replaced Lender" has the meaning specified in Section 4.08(b).
           ---------------                               ---------------

          "Replacement Lender" has the meaning specified in Section 4.08(b).
           ------------------                               ---------------

          "Reportable Event" means, an event described in Section 4043(c) of
           ----------------
ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .25, .27 or .28 of PBGC Regulations issued under Section 4043 of
ERISA.

          "Requirement of Law" means, as to any Person, any law (statutory or
           ------------------
common), treaty, rule or regulation or determination of a court or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Requisite Lenders" of any Tranche of Loans means at any time those
           -----------------
Lenders which would constitute the Majority Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

          "Responsible Officer" means, for Holdings, the Borrower or any
           -------------------
Subsidiary thereof, its chief executive officer, its president, any of its executive vice presidents, its chief operating officer, its chief financial officer or its treasurer or any other officer having substantially the same authority and responsibility as any of the foregoing officers.

          "Restatement Effective Date" means the date on which all conditions
           --------------------------
precedent set forth in Sections 5.01 and 5.02 are satisfied or waived in
                       -------------     ----
accordance with this Agreement.

          "Retained Excess Cash Flow Percentage" means, in respect of any Excess
           ------------------------------------
Cash Payment Period, that percentage of Excess Cash Flow for such Excess Cash Payment Period that is not required to be applied pursuant to Section 2.05(f) or
                                                              ---------------
2.07(f) (i.e., 25% or 50%, as determined pursuant to such Section 2.05(f) or
-------  ----                                             ---------------
2.07(f)).
-------

          "Revolving Availability" means, at any time, (a) the Borrowing Base
           ----------------------
(based on the Borrowing Base Certificate last delivered) minus (b) all reserves
                                                         -----
which the Agent deems necessary or desirable, in its reasonable credit judgment, in connection with the value of, or the perfection or ability to realize upon, its Liens on, Eligible Receivables or Eligible Inventory.

          "Revolving Borrowing" means a Borrowing hereunder consisting of
           -------------------
Revolving Loans made to the Borrower on the same Borrowing Date by the Lenders ratably according to their respective Revolving Commitment Percentages and in the case of Eurodollar Loans, having the same Interest Periods, provided that
                                                                --------
(i) any Base Rate Loans incurred pursuant to Section 4.02 shall be considered as
                                             ------------
part of the related Revolving Borrowing of Eurodollar Loans and (ii) each Borrowing applicable to each of the Original Revolving Loans outstanding on the Restatement Effective Date shall continue to be applicable thereto as if the Original Credit Agreement had not been amended and restated as herein provided (although such Original Revolving Loans shall constitute Revolving Loans as provided for in this Agreement).

          "Revolving Commitment" means, for each Lender, the amount set forth
           --------------------
opposite such Lender's name in Schedule 1.01(b) (or on Schedule I of the most
                               ----------------
recent Assignment and Acceptance to which such Lender is a party), as such amount may be modified from time to time pursuant to the provisions hereof.

          "Revolving Commitment Percentage" of any Lender at any time means a
           -------------------------------
fraction (expressed as a percentage) the numerator of which is the Revolving Commitment of such Lender at such time and the denominator of which is the Aggregate Revolving Commitment at such time, provided that if the Revolving
                                             --------
Commitment Percentage of any Lender is to be determined after the Aggregate Revolving Commitment has been terminated, then the Revolving Commitment Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

          "Revolving Loan" means a Loan by a Lender to the Borrower under
           --------------
Section 2.01(a) (including by way of a conversion of an Original Revolving
Loan), which may be a Eurodollar Loan or a Base Rate Loan.

          "Revolving Notes" means the promissory notes executed by the Borrower
           ---------------
and made payable to the Lenders pursuant to Section 2.02(b) to evidence the
                                            ---------------
Revolving Loans.

          "RL Lenders" means, at any time, each Lender with a Revolving
           ----------
Commitment or with outstanding Revolving Loans.

          "S&P" means Standard & Poor's Ratings Service, a division of McGraw
           ---
Hill, Inc.

          "Scheduled Repayment" means any Scheduled A Repayment or any Scheduled
           -------------------
B Repayment.

          "Scheduled A Repayment" has the meaning specified in Section
           ---------------------                               -------
2.08(c)(i).
----------

          "Scheduled B Repayment" has the meaning specified in Section
           ---------------------                               -------
2.08(c)(ii).
-----------

          "Section 4.01(f) Certificate" has the meaning specified in Section
           ---------------------------                               -------
4.01(f).
-------

          "Security Agreement" means the amended and restated Security Agreement
           ------------------
in the form of Exhibit G, as amended, modified or supplemented from time to time
               ---------
in accordance with the terms thereof and hereof.

          "Security Instrument" means any security agreement, chattel mortgage,
           -------------------
assignment, pledge agreement, financing or similar statement or notice, continuation statement, other agreement or instrument, or amendment or supplement to any thereof, providing for, evidencing or perfecting any security interest.

          "Specified Default" means (i) any Default under Section 9.01(a),
           -----------------                              ---------------
9.01(f) or 9.01(g) or (ii) any Event of Default under Section 9.01(a), 9.01(b),
-------    -------                                    ---------------  -------
9.01(c) (but only as a result of a breach of Section 8.07, 8.08, 8.09 or 8.10),
-------                                      ------------------------    ----
9.01(e), 9.01(f), 9.01(g), 9.01(i), 9.01(j) or 9.01(k).
-------  -------  -------  -------  -------    -------

          "Standby Letter of Credit" has the meaning specified in Section
           ------------------------                               -------
3.01(a).
-------

          "Subsidiary" of a Person means any corporation, association,
           ----------
partnership, limited liability company or other business entity of which more than 50% of the voting stock or other voting equity interests (in the case of Persons other than corporations) is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

          "Subsidiary Guarantor" means each of the Domestic Subsidiaries of the
           --------------------
Borrower listed on Schedule 1.01(c) and each other Domestic Subsidiary of the
                   ----------------
Borrower (and, to the extent Section 7.12 is operative, each Foreign Subsidiary
                             ------------
of the Borrower) that hereafter executes and delivers a Guarantor Supplement.

          "Subsidiary Guaranty" means the amended and restated Guaranty in the
           -------------------
form of Exhibit F, as amended, modified or supplemented from time to time in
        ---------
accordance with the terms hereof and thereof.

          "Swingline Amount" means the least of (i) the Aggregate Revolving
           ----------------
Commitment, (ii) the Revolving Availability and (iii) $2,500,000.

          "Swingline Borrowing" means a Borrowing of a Swingline Loan hereunder
           -------------------
on any Borrowing Date.

          "Swingline Lender" means NationsBank.
           ----------------

          "Swingline Loan" means a Loan by the Swingline Lender to the Borrower
           --------------
pursuant to Section 2.01(b).
            ---------------

          "Syndication Agent" means NMS.
           -----------------

          "Taxes" has the meaning specified in Section 4.01(a).
           -----                               ---------------

          "Term Commitment" means, for each Lender, the amount of such Lender's
           ---------------
Original Tranche A Term Commitment or Tranche B Term Commitment, as applicable.

          "Termination Date" means (i) in the case of Revolving Loans and
           ----------------
Swingline Loans, the earlier to occur of (a) June 19, 2003 and (b) the date on which the Aggregate Revolving Commitment shall terminate in accordance with the provisions of this Agreement, (ii) in the case of Tranche A Term Loans, June 19, 2003 and (iii) in the case of Tranche B Term Loans, March 15, 2004.

          "Term Loan" means each Tranche A Term Loan and each Tranche B Term
           ---------
Loan.

          "Term Notes" means the Tranche A Term Notes and the Tranche B Term
           ----------
Notes.

          "Total Exposure" means the sum of all outstanding Loans and Letters of
           --------------
Credit Obligations.

          "Trade Letter of Credit" has the meaning specified in Section 3.01(a).
           ----------------------                               ---------------

          "Tranche" means the respective facility and commitments utilized in
           -------
making Loans hereunder, with there being four separate Tranches, i.e., Tranche A
                                                                 ----
Term Loans, Tranche B Term Loans, Revolving Loans and Swingline Loans.

          "Tranche A Term Borrowing" means a Borrowing hereunder consisting of
           ------------------------
Tranche A Term Loans made to the Borrower on the Restatement Effective Date by way of conversion of the Original Tranche A Term Loans by the Lenders ratably according to their respective Tranche A Term Commitment Percentages and in the case of Eurodollar Loans, having the same Interest Periods, provided that (i)
                                                            --------
any Base Rate Loans incurred pursuant to Section 4.02 shall be considered as
                                         ------------
part of the related Tranche A Term Borrowing of Eurodollar Loans and (ii) each Borrowing applicable to each of the Original Tranche A Term Loans outstanding on the Restatement Effective Date shall continue to be applicable thereto as if the Original Credit Agreement had not been amended and restated as herein provided (although such

Original Tranche A Term Loans shall constitute Tranche A Term Loans as provided for in this Agreement).

          "Tranche A Term Commitment Percentage" of any Lender at any time
           ------------------------------------
means, a fraction (expressed as a percentage) the numerator of which is the outstanding principal amount of Tranche A Term Loans of such Lender at such time and the denominator of which is the aggregate outstanding principal amount of Tranche A Term Loans of all Lenders at such time.

          "Tranche A Term Loan" means an Original Tranche A Term Loan made by a
           -------------------
Lender to the Borrower under Section 2.01(c) of the Original Credit Agreement and maintained by such Lender pursuant to Section 2.01(c) of this Agreement, which may be a Eurodollar Loan or a Base Rate Loan.

          "Tranche A Term Note" means the promissory notes executed by the
           -------------------
Borrower and made payable to the Lenders pursuant to Section 2.02(b) to evidence
                                                     ---------------
the Tranche A Term Loans.

          "Tranche B Term Borrowing" means a Borrowing hereunder consisting of
           ------------------------
Tranche B Term Loans made to the Borrower on the Restatement Effective Date by the Lenders ratably according to their respective Tranche B Term Commitment Percentages and in the case of Eurodollar Loans, having the same Interest Periods, provided that any Base Rate Loans incurred pursuant to Section 4.02
         --------                                               ------------
shall be considered as part of the related Tranche B Term Borrowing of Eurodollar Loans.

          "Tranche B Term Commitment" means, for each Lender, the amount set
           -------------------------
forth opposite such Lender's name under the caption "Tranche B Term Commitment" on Schedule 1.01(b), as such amount may be modified from time to time pursuant
   ----------------
to the terms hereof.

          "Tranche B Term Commitment Percentage" of any Lender at any time means
           ------------------------------------
(i) prior to the incurrence of Tranche B Term Loans on the Restatement Effective Date, a fraction (expressed as a percentage) the numerator of which is the Tranche B Term Commitment of such Lender at such time and the denominator of which is the Aggregate Tranche B Term Commitment at such time and (ii) at any time thereafter, a fraction (expressed as a percentage) the numerator of which is the outstanding principal amount of Tranche B Term Loans of such Lender at such time and the denominator of which is the aggregate outstanding principal amount of Tranche B Term Loans of all Lenders at such time.

          "Tranche B Term Loan" means a Loan made by a Lender to the Borrower
           -------------------
under Section 2.01(d), which may be a Eurodollar Loan or a Base Rate Loan.
      ---------------

          "Tranche B Term Note" means the promissory notes executed by the
           -------------------
Borrower and made payable to the Lenders pursuant to Section 2.02(b) to evidence
                                                     ---------------
the Tranche B Term Loans.

          "Transaction" means, collectively, (i) the Acquisition, (ii) the
           -----------
Refinancing, (iii) the issuance by Holdings of shares of its common stock and additional Holdings Junior

Subordinated Notes, (iv) the entering into of this Agreement and the making of the Tranche B Term Loans hereunder and (v) the occurrence of the Restatement Effective Date.

          "Transaction Documents" mean, this Agreement, the other Loan
           ---------------------
Documents, the Acquisition Documents, the Refinancing Documents and the additional Holdings Junior Subordinated Notes issued on the Restatement Effective Date.

          "Transferee" has the meaning specified in Section 12.08.
           ----------                               -------------

          "UCC" means the Uniform Commercial Code as from time to time in effect
           ---
in the relevant jurisdiction.

          "Unfunded Current Liability" of any Plan means the amount, if any, by
           --------------------------
which the value of the accumulated plan benefits under the Plan, determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

          "United States" and "U.S." each means the United States of America.
           -------------       ----

          "Voting Stock" of any Person as of any date means the capital stock of
           ------------
such Person that is of the time entitled to vote in the election of the Board of Directors of such Person.

          "Waivable Mandatory Repayment" has the meaning specified in Section
           ----------------------------                               -------
2.07(k).
-------

          "Wholly-Owned Domestic Subsidiary" means each Domestic Subsidiary of
           --------------------------------
Holdings that is also a Wholly-Owned Subsidiary of Holdings.

          "Wholly-Owned Foreign Subsidiary" means each Foreign Subsidiary of
           -------------------------------
Holdings that is also a Wholly-Owned Subsidiary of Holdings.

          "Wholly-Owned Subsidiary" means, as to any Person, (i) any corporation
           -----------------------
100% of whose capital stock (other than director's or other qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

          "Year 2000 Compliant" has the meaning specified in Section 6.27.
           -------------------                               ------------

          1.02  Other Definitional Provisions.
                -----------------------------

          (a)  Defined Terms.  Unless otherwise specified herein or therein, all
               -------------
terms defined in this Agreement shall have such defined meanings when used in any certificate or other document made or delivered pursuant hereto. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC shall have the meanings therein described.

          (b)  The Agreement.  The words "hereof", "herein", "hereunder" and
               -------------
words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

          (c)  Certain Common Terms.
               --------------------

            (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

            (ii) The terms "including" or "include" are not limiting and mean "including without limitation" or "include without limitation".

          (d)  Performance; Time.  Subject to the definition of the term
               -----------------
"Interest Period" in Section 1.01, whenever any performance obligation hereunder
                     ------------
shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including". If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

          (e)  Contracts. Unless otherwise expressly provided herein, references
               ---------
to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

          (f)  Laws. References to any statute or regulation are to be construed
               ----
as including all statutory and regulatory provisions consolidating, amending or replacing such statute or regulation.

          1.03 Accounting Principles.  Except as provided to the contrary
               ---------------------
herein, all accounting terms used herein shall be interpreted in accordance with GAAP. Unless the context otherwise clearly requires, all financial computations required under this Agreement shall be made in accordance with generally accepted accounting principles applied in a manner consistent with those in effect on December 31, 1997.

                                  ARTICLE II
                             THE CREDIT FACILITIES

          2.01 Amounts and Terms of Commitments.
               --------------------------------

          (a)  The Revolving Loans.  Each Lender with a Revolving Commitment
               -------------------
severally agrees, on the terms and conditions hereinafter set forth, (A) to convert, on the Restatement Effective Date, Original Revolving Loans made by such Lender to the Borrower pursuant to the Original Credit Agreement and outstanding on the Restatement Effective Date into a Borrowing of Revolving Loans hereunder and (B) to make, at any time and from time to time on any Business Day during the period from the Restatement Effective Date to the Termination Date for Revolving Loans, additional Revolving Loans to the Borrower, all of which Revolving Loans made pursuant to preceding clauses (A) and (B) shall be in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Revolving Commitment; provided, however, that after
                                                  --------  -------
giving effect to any Revolving Borrowing, the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate principal amount of all outstanding Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) plus the aggregate amount of all outstanding Letter of Credit Obligations (exclusive of unpaid drawings under any Letter of Credit which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans), shall not exceed the lesser of the Aggregate Revolving Commitment and the Revolving Availability. Within such limits, and subject to the other terms and conditions hereof, the Borrower may borrow Revolving Loans under this Section 2.01(a), repay pursuant
                                               ---------------
to Section 2.08(a), prepay pursuant to Section 2.06 or 2.07(a) and reborrow
   ---------------                     ------------    -------
pursuant to this Section 2.01(a).
                 ---------------

          (b)  The Swingline Loans.  (i) The Swingline Lender agrees, on the
               -------------------
terms and conditions hereinafter set forth, to make Swingline Loans to the Borrower on any Business Day during the period from the Restatement Effective Date to the Termination Date for Swingline Loans, in an aggregate amount not to exceed at any time outstanding the Swingline Amount; provided, however, (x) each
                                                     --------  -------
Swingline Loan shall be made and maintained as a Base Rate Loan and (y) that after giving effect to any Swingline Borrowing, the aggregate principal amount of all outstanding Swingline Loans, together with the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount of all outstanding Letter of Credit Obligations (exclusive of unpaid drawings under any Letter of Credit which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans), shall not exceed the lesser of the Aggregate Revolving Commitment and the Revolving Availability. Within such limits, and subject to the other terms and conditions hereof, the Borrower may borrow Swingline Loans under this Section 2.01(b), repay pursuant
                                               ---------------
to Section 2.08(b) or prepay pursuant to Section 2.06 or 2.07(a) and reborrow
   ---------------                       ------------    -------
pursuant to this Section 2.01(b).
                 ---------------

             (ii) The Swingline Lender shall not be responsible for or liable to any Lender for determining whether (A) any representation or warranty of the Borrower in connection with any request for a Swingline Loan is correct or (B) any Default or Event of Default exists or would result from the making of any such Swingline Loan; provided, however, that the Swingline Lender shall not make
                     --------  -------
any Swingline Loan after receiving a written notice from the Borrower or the Majority Lenders stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice from the Administrative Agent that such Default or Event of Default has been cured or waived.

          (iii) Each Swingline Loan shall reduce the available Aggregate Revolving Commitment. For purposes of Section 2.10(a), each Swingline Loan
                                       ---------------
shall be deemed to utilize only the Revolving Commitment of the Swingline Lender (but not any other Lender) by an amount equal to such Swingline Loan (it being understood that the aggregate principal amount of Swingline Loans at any time outstanding may exceed the otherwise unutilized portion of the Revolving Commitment of the Swingline Lender).

          (iv) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the RL Lenders that its outstanding Swingline Loans shall be funded with a Revolving Borrowing of Revolving Loans (provided that
                                                               --------
each such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 9.01(e) or 9.01(f)
                                                     ---------------    -------
or upon the exercise of any of the remedies provided in Section 9.02), in which
                                                        ------------
case a Revolving Borrowing of Revolving Loans constituting Base Rate Loans (each such Revolving Borrowing, a "Mandatory Borrowing") shall be made on the
                             -------------------
immediately succeeding Business Day by all RL Lenders pro rata based on each RL
                                                      --- ----
Lender's Revolving Commitment Percentage, and the proceeds thereof shall be applied directly to repay the Swingline Lender for such outstanding Swingline Loans. Each RL Lender hereby irrevocably agrees to make Base Rate Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum borrowing denominations set forth in Section 2.03(a), (ii) whether any of the conditions precedent set forth
         ---------------
in Section 5.02 is then satisfied and (iii) whether the borrowing limitations
   ------------
set forth in this Agreement are met or the amount of the Aggregate Revolving Commitment then in effect (including the fact that the Aggregate Revolving Commitment may have been terminated) or the amount of the Revolving Availability at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the Borrower), each RL Lender hereby agrees that it shall forthwith purchase from the Swingline Lender (without recourse or warranty) such assignment of the outstanding Swingline Loans as shall be necessary to cause the RL Lenders to share in such Swingline Loans ratably based upon their respective Revolving Commitment Percentages, provided that all interest payable on the
                                  --------
Swingline Loans shall be for the account of the Swingline Lender until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the RL Lender purchasing same from and after such date of purchase. The failure of any RL Lender to pay such amount to the Swingline Lender shall not relieve any other RL Lender of its obligation to make the payment to be made by it.

          (c)  The Tranche A Term Loans.  Each Lender with outstanding Original
               ------------------------
Tranche A Term Loans severally agrees, on the terms and conditions hereinafter set forth, to convert, on the Restatement Effective Date, Original Tranche A Term Loans made by such Lender to the Borrower pursuant to the Original Credit Agreement and outstanding on the Restatement Effective Date into a Borrowing of Tranche A Term Loans hereunder. The principal amount of each Lender's outstanding Tranche A Term Loans on the Restatement Effective Date (and after giving effect thereto and to the assignments described in Section 12.17) is set
                                                          -------------
forth on Schedule 1.01(b) under the caption "Outstanding Tranche A Term Loans."

          (d)  The Tranche B Term Loans.  Each Lender with a Tranche B Term
               ------------------------
Commitment severally agrees, on the terms and conditions hereinafter set forth, to make a Tranche B Term Loan to the Borrower in an amount equal to such Lender's Tranche B Term Commitment. All Tranche B Term Loans shall be made on the Restatement Effective Date and upon the making of such Tranche B Term Loans, each such Lender's Tranche B Term Commitment shall terminate.

          2.02 Loan Accounts and Register; Notes.
               ---------------------------------

          (a) The Loans made by each Lender shall be evidenced by the Revolving Notes, the Tranche A Term Notes, the Tranche B Term Notes and one or more loan accounts maintained by such Lender and the Register maintained by the Administrative Agent in the ordinary course of business. The Swingline Loans shall be evidenced by one or more loan accounts maintained by the Swingline Lender and the Register maintained by the Administrative Agent in the ordinary course of business. The Register maintained by the Administrative Agent shall, in the event of a discrepancy between the entries in the Administrative Agent's books and any Lender's or the Swingline Lender's books relating to such loan accounts, be controlling and, absent manifest error, shall be conclusive as to the amount of the Loans made by the Lenders or the Swingline Lender to the Borrower, the interest and payments thereon and any other amounts owing in respect of this Agreement. Any failure to make a notation in any such loan account or any error in doing so shall not limit or otherwise affect the obligations of the Borrower hereunder to pay any amount owing with respect to the Loans. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 2.02, to maintain a
                                                  ------------
register (the "Register") on which it will record the Commitments from time to
               --------
time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Acceptance pursuant to Section 12.07(a).
                                                             ----------------
The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 2.02 (other than any losses, claims,
                                 ------------
damages and liabilities to the extent incurred by reason of the gross negligence or willful misconduct of the Administrative Agent as finally determined by a court of competent jurisdiction).

          (b) On or before the Restatement Effective Date, the Borrower shall execute and deliver to each Lender (and deliver a copy thereof to the Administrative Agent) a Revolving Note in the form of Exhibit A to evidence the
                                                      ---------
Revolving Loans owing to such Lender, a Tranche A Term Note in the form of Exhibit B-1 to evidence the Tranche A Term Loan owing to such Lender and a
------------
Tranche B Term Note in the form of Exhibit B-2 to evidence the Tranche B Term
                                   -----------
Loan owing to such Lender. Each such note shall be entitled to all of the rights and benefits of this Agreement and the other Loan Documents.

          2.03  Procedure for Borrowing.
                -----------------------

          (a) Each Borrowing of Revolving Loans (other than a Borrowing of Revolving Loans pursuant to Section 2.01(a)(A), Section 2.01(b)(iv) or Section
                            ------------------  -------------------    -------
3.03(b)) or Tranche B Term Loans shall be made upon the Borrower's irrevocable
-------
written notice delivered to the Administrative Agent in accordance with Section
                                                                        -------
12.02 in the form of a Notice of Borrowing (which notice must be received by the
-----
Administrative Agent (i) prior to 10:00 a.m. (New York City time) not less than three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans and (ii) prior to 11:00 a.m. (New York City time) on the requested Borrowing Date, in the case of Base Rate Loans, specifying:

          (A) whether such Borrowing is a Revolving Borrowing, a Tranche B Term Borrowing or both;

          (B) the amount of the Borrowing, which shall be in an aggregate minimum principal amount of (x) in the case of Base Rate Loans, $100,000 or any multiple of $100,000 in excess thereof and (y) in the case of Eurodollar Loans, $500,000 or any multiple of $100,000 in excess thereof;

          (C)  the requested Borrowing Date, which shall be a Business Day;

          (D) whether the Borrowing is to be comprised of Eurodollar Loans or Base Rate Loans; and

          (E) the duration of the Interest Period, if any, applicable to such Loans included in such notice. If the Notice of Borrowing shall fail to specify the duration of the Interest Period for any Borrowing comprised of Eurodollar Loans, such Interest Period shall be one month.

          Notwithstanding anything to the contrary contained in this Agreement, Tranche B Term Loans incurred on the Restatement Effective Date shall be incurred as Eurodollar Loans based on a seven day LIBOR rate quoted by the Administrative Agent to the Borrower and the Lenders on the Restatement Effective Date and such Loans shall be maintained as such for no more than seven days following the Initial Borrowing Date.

          (b) Upon receipt of the Notice of Borrowing, the Administrative Agent will promptly notify each Lender thereof and of the amount of such Lender's Revolving Commitment

Percentage or Tranche B Term Commitment Percentage, as the case may be, of the respective Borrowing.

          (c) Each Lender will make the amount of its Revolving Commitment Percentage of each Revolving Borrowing, and its Tranche B Term Commitment Percentage of each Tranche B Term Loan Borrowing, as applicable, available to the Administrative Agent for the account of the Borrower at the Administrative Agent's Payment Office by 1:00 p.m. (New York City time) on the Borrowing Date (or by 2:00 p.m. (New York City time) on such Borrowing Date in the case of a Borrowing of Base Rate Loans made on same day notice) requested by the Borrower in funds immediately available to the Administrative Agent. Unless any applicable condition of Article V has not been satisfied, the proceeds of all
                        ---------
such Revolving Loans (other than Revolving Loans made pursuant to a Mandatory Borrowing) and Tranche B Term Loans will then be made available to the Borrower by the Administrative Agent by wire transfer in accordance with written instructions provided to the Administrative Agent by the Borrower. Each RL Lender will make the amount of its Revolving Commitment Percentage of each Mandatory Borrowing available to the Administrative Agent for the account of the Swingline Lender at the Administrative Agent's Payment Office by 1:00 p.m. (New York City time) on the date specified in Section 2.01(b)(iv).
                                         -------------------

          (d) Upon the occurrence and during the continuance of (x) any Default under Section 9.01(a), 9.01(f) or 9.01(g) or (y) any Event of Default, the
      ------------------------    -------
Borrower shall not elect to have a Loan be made as a Eurodollar Loan.

          (e) After giving effect to any Borrowing, there shall not be more than ten different Interest Periods in effect in respect of all Loans.

          (f) Whenever the Borrower desires to make a Swingline Borrowing hereunder, the Borrower shall give the Administrative Agent and the Swingline Lender not later than 11:00 a.m. (New York City time) on the date that a Swingline Loan is to be made, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and specify in each case:

          (A) the amount of the Swingline Loan, which shall be in an aggregate minimum principal amount of $50,000 or any multiple of $50,000 in excess thereof; and

          (B)  the requested Borrowing Date, which shall be a Business Day.

          The Swingline Lender shall not incur any liability to the Borrower in acting upon any telephonic notice which the Swingline Lender believes in good faith to have been given by any officer authorized to act on behalf of the Borrower.

          2.04  Conversion and Continuation Elections for Revolving and Term
                ------------------------------------------------------------
Borrowings.
----------

          (a) The Borrower may upon irrevocable written notice to the Administrative Agent in accordance with paragraph (b) below:
                                        -------------

          (i) elect to convert on any Business Day, any Base Rate Loans (or any part thereof so long as the minimum borrowing amounts set forth in
     Section 2.03(a)(ii)(B)(y) are still satisfied), other than those
     -------------------------
     constituting Swingline Loans, into Eurodollar Loans;

          (ii) elect to convert on the last day of the Interest Period with respect thereto, any Eurodollar Loans (or any part thereof in an amount of not less than $500,000 or an integral multiple of $100,000 in excess thereof) into Base Rate Loans; or

          (iii) elect to continue on the last day of the Interest Period with respect thereto, any Eurodollar Loans (or any part thereof in an amount not less than $500,000 or an integral multiple of $100,000 in excess thereof);

provided, however, (x) that if the aggregate amount of a Borrowing comprised of
--------  -------
Eurodollar Loans shall have been reduced, by payment, prepayment or conversion of part thereof to be less than $500,000, the Eurodollar Loans comprising such Borrowing shall automatically convert into Base Rate Loans, and on and after such date the right of the Borrower to continue such Loans as, and convert such Loans into, Eurodollar Loans shall terminate and (y) Swingline Loans may not be converted pursuant to this Section 2.04.
                           ------------

          (b) The Borrower shall deliver a Notice of Conversion/Continuation in accordance with Section 12.02 to be received by the Administrative Agent not
                -------------
later than (i) 10:00 a.m. (New York City time) not less than three Business Days in advance of the Conversion Date or Continuation Date, if the Loans are to be converted into or continued as Eurodollar Loans and (ii) 11:00 a.m. (New York City time) not less than one Business Day in advance of the Conversion Date, if the Loans are to be converted into Base Rate Loans, specifying:

          (A) the proposed Conversion Date or Continuation Date which shall be a Business Day;

          (B) the aggregate principal amount of Loans to be converted or continued;

          (C)  the nature of the proposed conversion or continuation; and

          (D)  the duration of the requested Interest Period, if applicable.

          (c) If upon the expiration of any Interest Period applicable to Eurodollar Loans, the Borrower has failed to select timely a new Interest Period or the Borrower is not permitted to elect a new Interest Period, such Loans shall automatically convert into Base Rate Loans.

          (d) Upon receipt of a Notice of Conversion/Continuation, the Administrative Agent will promptly notify each Lender thereof, or, if no timely notice is provided by the Borrower, the Administrative Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made pro rata according to the respective outstanding
                                --- ----
principal amounts of the Loans with respect to which the notice was given.

          (e) Upon the occurrence and during the continuance of (x) any Default under Section 9.01(a), 9.01(f) or 9.01(g) or (y) any Event of Default, the
      ------------------------    -------
Borrower shall not elect to have a Loan converted into or continued as a Eurodollar Loan.

          (f) Notwithstanding any other provision contained in this Agreement, after giving effect to any conversion or continuation of any Loans, there shall not be more than ten different Interest Periods in effect in respect of all Loans.

          2.05  Reduction and Termination of Commitments.
                ----------------------------------------

          (a) The Borrower may, upon not less than three Business Days' prior notice to the Administrative Agent, terminate the Aggregate Revolving Commitment (including the Letter of Credit Commitment) or permanently reduce the Aggregate Revolving Commitment (including the Letter of Credit Commitment) by an aggregate minimum amount of $500,000 or any multiple of $100,000 in excess thereof;

provided, however, that no such reduction or termination shall be permitted if
--------  -------
after giving effect thereto and to any prepayment of the Revolving Loans and/or Swingline Loans made on the effective date thereof, (i) the then outstanding principal amount of the Revolving Loans and Swingline Loans plus the outstanding Letter of Credit Obligations would exceed the Aggregate Revolving Commitment then in effect or (ii) the aggregate amount of Letter of Credit Obligations would exceed the Letter of Credit Commitment then in effect; and, provided
                                                                  --------
further, that once reduced in accordance with this Section 2.05, the Aggregate
-------                                            ------------
Revolving Commitment (including the Letter of Credit Commitment) may not be increased.

          (b) On each date after the Restatement Effective Date upon which Holdings or any of its Subsidiaries receives any Net Issuance Proceeds from any incurrence by Holdings or any of its Subsidiaries of Indebtedness for borrowed money (other than Indebtedness for borrowed money permitted to be incurred under
Section 8.04 as in effect on the Restatement Effective Date), the Aggregate
------------
Revolving Commitment shall be permanently reduced by an amount equal to 100% of the Net Issuance Proceeds of the respective incurrence of Indebtedness minus the
                                                                       -----
aggregate principal amount of the Term Loans which have been prepaid in connection with such incurrence of Indebtedness pursuant to Section 2.07(b);
                                                            ---------------
provided, however, that no reduction shall occur hereunder with respect to the
--------  -------
first $750,000 of such Net Issuance Proceeds received after the Restatement Effective Date or with respect to any Net Issuance Proceeds received after the Restatement Effective Date in connection with the incurrence of Indebtedness for borrowed money secured by Letters of Credit. Nothing in this paragraph (b)
                                                              -------------
shall be deemed to permit the issuance of any Indebtedness not otherwise permitted under this Agreement.

          (c) On each date after the Restatement Effective Date upon which Holdings or any of its Subsidiaries receives any Net Issuance Proceeds from any issuance or sale by Holdings or any of its Subsidiaries of any equity securities or other equity interests or rights (other than $571,752.80 of such Net Issuance Proceeds received as contemplated by Section 9.01(l)), the Aggregate Revolving
                                     ---------------
Commitment shall be permanently reduced by an amount equal to 50% of the Net Issuance Proceeds of the respective issuance or sale of such securities, interests or rights minus the aggregate principal amount of the Term Loans which
                    -----
have been prepaid in connection with such issuance or sale pursuant to Section
                                                                       -------
2.07(c); provided, however, that, no reduction
-------  --------  -------
shall occur hereunder with respect to the first $250,000 of Net Issuance Proceeds received after the Restatement Effective Date in connection with the issuance or sale of any such equity securities or other equity interests or rights.

          (d) Within two Business Days after Holdings or any of its Subsidiaries receives any Net Cash Proceeds from any Asset Sale, the Aggregate Revolving Commitment shall be permanently reduced on such date by an amount equal to 100% of the Net Cash Proceeds from such Asset Sale minus the aggregate
                                                            -----
principal amount of the Term Loans which have been prepaid in connection with such Asset Sale pursuant to Section 2.07(d); provided, however, that (i) with
                            ---------------  --------  -------
respect to no more than $1,000,000 in the aggregate of such Net Cash Proceeds in any fiscal year of Holdings, such Net Cash Proceeds shall not give rise to a reduction to the Aggregate Revolving Commitment pursuant to this paragraph (d)
                                                                 -------------
if no Default or Event of Default then exists and Holdings has delivered a certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds shall be used to purchase replacement assets used or to be used in the Borrower's or any of its Subsidiaries' business within 270 days following the date of receipt of such Net Cash Proceeds from such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended), and if all or any portion of such Net Cash Proceeds are not so used within such 270 day period, the Aggregate Revolving Commitment shall be permanently reduced on the last day of such period by an amount equal to such remaining portion minus the aggregate principal amount of the Term Loans which
                  -----
have been prepaid in connection with such Asset Sale pursuant to Section 2.07(d)
                                                                 ---------------
and (ii) no reduction shall occur hereunder with respect to the first $250,000 of Net Cash Proceeds received in any fiscal year of Holdings. Nothing in this paragraph (d) shall be deemed to permit any Asset Sale not otherwise permitted
-------------
under this Agreement.

          (e) Within 10 days following each date after the Restatement Effective Date upon which Holdings or any of its Subsidiaries receives any cash proceeds from any Recovery Event, the Aggregate Revolving Commitment shall be permanently reduced on such date by an amount equal to 100% of the Net Insurance Proceeds from such Recovery Event minus the aggregate principal amount of the
                                  -----
Term Loans which have been prepaid in connection with such Recovery Event pursuant to Section 2.07(e); provided, however, that if no Default or Event of
            ---------------  --------  -------
Default then exists and such proceeds from such Recovery Event do not exceed $4,000,000, such proceeds shall not give rise to a reduction to the Aggregate Revolving Commitment pursuant to this paragraph (e) on such date if Holdings has
                                      -------------
delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within 365 days following the date of receipt of such proceeds (which certificate shall set forth the estimates of the proceeds to be so expended), and provided further, that (i) if
                                                  ----------------
the amount of such proceeds exceeds $4,000,000, then the Aggregate Revolving Commitment shall be reduced by the entire amount of such proceeds and not just the portion in excess of $4,000,000 as provided above in this paragraph (e),
                                                              -------------
minus the aggregate principal amount of the Term Loans which have been prepaid
-----
in connection with such Recovery Event pursuant to Section 2.07(e) and (ii) if
                                                   ---------------
all or any portion of such proceeds are not contractually committed to be used within 180 days after the date of receipt of such proceeds or are not actually used within 365 days after the date of receipt of such proceeds to effect such restoration or replacement, the Aggregate Commitment shall be permanently reduced on the last day of such 180-day or 365-day period, as the case may be, by an amount equal to such remaining portion minus the aggregate principal amount of
                                       -----
the Term Loans which have been prepaid in connection with such Recovery Event pursuant to Section 2.07(e).
            ---------------

          (f) On each Excess Cash Payment Date, the Aggregate Revolving Commitment shall be permanently reduced by an amount equal to 75% of the Excess Cash Flow for the relevant Excess Cash Payment Period minus the aggregate
                                                      -----
principal amount of the Term Loans which have been prepaid in connection with such Excess Cash Flow pursuant to Section 2.07(f); provided, however, that the
                                  ---------------  --------  -------
foregoing percentage shall be reduced to 50% for any Excess Cash Payment Period so long as (I) no Default or Event of Default exists on such Excess Cash Payment Date and (II) the Consolidated Leverage Ratio is less than 3.25:1.00 on the last day of the Measurement Period for the relevant Excess Cash Payment Period (after giving effect to any repayment of Term Loans on such date).

          (g) Any reduction of the Aggregate Revolving Commitment and the Letter of Credit Commitment pursuant to this Section 2.05 shall be applied pro
                                             ------------                  ---
rata to each Lender's Revolving Commitment in accordance with such Lender's
----
Revolving Commitment Percentage. The amount of any such reduction of the Aggregate Revolving Commitment shall not be applied to the Letter of Credit Commitment unless otherwise specified by the Borrower or required by the definition thereof. All accrued commitment and letter of credit fees to the effective date of any reduction or termination of Aggregate Revolving Commitment, shall be paid on the effective date of such reduction or termination. The Administrative Agent shall promptly notify the Lenders of any reduction or termination of the Aggregate Revolving Commitment.

          (h) The Aggregate Revolving Commitment (and the Revolving Commitment of each RL Lender) shall terminate on the date on which a Change of Control occurs.

          (i) The Aggregate Commitment (and each of the Commitments of each Lender) shall terminate in its entirety on March 31, 1999 unless the Restatement Effective Date has occurred on or before such date and in the event of such termination this Agreement shall cease to be of any force or effect and the Original Credit Agreement shall continue to be effective, as the same may have been, or may thereafter be, amended, modified or supplemented from time to time.

          2.06  Voluntary Prepayments.
                ---------------------

          (a) (i) The Borrower may, prior to 10:00 a.m. (New York City time), upon at least three Business Days' notice to the Administrative Agent in the case of Eurodollar Loans, and prior to 11:00 a.m. (New York City time), upon notice thereof to the Administrative Agent on the Business Day of the same in the case of Base Rate Loans, prepay Tranche A Term Loans, Tranche B Term Loans or Revolving Loans, in whole or in part in amounts of $100,000 or an integral multiple of $100,000 in excess thereof, and with each such prepayment to be applied ratably among the Lenders holding the Tranche of Loans so prepaid.

          (ii) The Borrower may at any time prepay Swingline Loans, in whole or in part in minimum amounts of $50,000 or an integral multiple of $50,000 in excess thereof; provided,
                --------
however, that notice of such prepayment shall be required to be delivered to the
-------
Administrative Agent by 11:00 a.m. (New York City time) on the date of such prepayment.

          (b)  Any notice of prepayment delivered pursuant to this Section 2.06
                                                                   ------------
shall specify the date and amount of such prepayment, whether Revolving Loans, Tranche A Term Loans, Tranche B Term Loans or Swingline Loans are to be prepaid and the type of Loans to be prepaid, including in the case of Revolving Loans or Term Loans whether such prepayment is of Base Rate Loans or Eurodollar Loans or any combination thereof. Each such notice shall be irrevocable by the Borrower and the Administrative Agent will promptly notify each Lender thereof and of such Lender's Commitment Percentage of such prepayment, if applicable. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and the amounts, if any, required pursuant to Section 4.04;
                                                             ------------
provided that interest shall be paid in connection with any such prepayment of
--------
Base Rate Loans (other than a prepayment in full) on the next occurring Interest Payment Date.

          (c)  Each voluntary prepayment of Term Loans pursuant to this Section
                                                                        -------
2.06 shall consist of a voluntary prepayment of both Tranche A Term Loans and
----
Tranche B Term Loans, and with the amount of such voluntary prepayment to be allocated between both tranches of Term Loans on a pro rata basis (based upon
                                                   --- ----
the then outstanding principal amount of Tranche A Term Loans and Tranche B Term Loans). Each prepayment of principal of any Tranche of Term Loans pursuant to this Section 2.06 shall be applied to reduce the then remaining Scheduled
     ------------
Repayments of the respective Tranche of Term Loans pro rata based upon the then
                                                   --- ----
remaining principal amounts of the Scheduled Repayments of the respective Tranche after giving effect to all prior reductions thereto.

          2.07  Mandatory Prepayments.
                ---------------------

          (a) (i) If on any date (A) the aggregate unpaid principal amount of outstanding Revolving Loans and Swingline Loans plus the outstanding Letter of Credit Obligations (to the extent not Cash Collateralized pursuant to clause
                                                                      ------
(ii) below or as provided for in Section 3.07) exceeds the lesser of the
----                             ------------
Aggregate Revolving Commitment and the Revolving Availability or (B) the aggregate unpaid principal amount of Swingline Loans exceeds the Swingline Amount, in each such case the Borrower shall immediately prepay the amount of such excess.

          (ii) If on any date the aggregate amount of all Letter of Credit Obligations shall exceed the lesser of the Letter of Credit Commitment and the Revolving Availability, the Borrower shall Cash Collateralize on such date its obligations in respect of Letters of Credit in an amount equal to such excess.

          (b) On each date after the Restatement Effective Date upon which Holdings or any of its Subsidiaries receives any Net Issuance Proceeds from the incurrence by Holdings or any of its Subsidiaries of Indebtedness for borrowed money (other than Indebtedness for borrowed money permitted to be incurred under
Section 8.04 as in effect on the Restatement Effective Date), the Borrower shall
------------
promptly prepay the Loans on such date in an amount equal
to 100% of the Net Issuance Proceeds thereof. Nothing in this paragraph (b)
                                                              -------------
shall be deemed to permit the incurrence of any Indebtedness not otherwise permitted under this Agreement; provided, however, that no prepayment shall be
                                --------  -------
required hereunder with respect to the first $750,000 of such Net Issuance Proceeds received after the Restatement Effective Date or with respect to any Net Issuance Proceeds received after the Restatement Effective Date in connection with the incurrence of Indebtedness for borrowed money secured by Letters of Credit.

          (c) On each date after the Restatement Effective Date upon which Holdings or any of its Subsidiaries receives any Net Issuance Proceeds from the issuance or sale by Holdings or any of its Subsidiaries of equity securities or other equity interests or rights (other than $571,752.80 of such Net Issuance Proceeds received as contemplated by Section 9.01(l)), the Borrower shall
                                     ---------------
promptly prepay the Loans on such date in an amount equal to 50% of the Net Issuance Proceeds thereof; provided, however, that no prepayment shall be
                           --------  -------
required hereunder with respect to the first $250,000 of Net Issuance Proceeds received after the Restatement Effective Date in connection with the issuance or sale of any such equity securities or other equity interests or rights.

          (d) Within two Business Days after Holdings or any of its Subsidiaries receives any Net Cash Proceeds from any Asset Sale, the Borrower shall promptly prepay the Loans on such date by an amount equal to 100% of the Net Cash Proceeds from such Asset Sale; provided, however, that (i) with respect
                                        --------  -------
to no more than $1,000,000 in the aggregate of such Net Cash Proceeds in any fiscal year of Holdings, such Net Cash Proceeds shall not give rise to a prepayment pursuant to this paragraph (d) if no Default or Event of Default then
                            -------------
exists and Holdings has delivered a certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds shall be used to purchase replacement assets used or to be used in the Borrower's or any of its Subsidiaries' business within 270 days following the date of receipt of such Net Cash Proceeds from such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended), and if all of any portion of such Net Cash Proceeds are not so used within such 270 day period, the Borrower shall promptly prepay the Loans on the last day of such period by an amount equal to such remaining portion and (ii) no prepayment shall be required hereunder with respect to the first $250,000 of Net Cash Proceeds received in any fiscal year of Holdings. Nothing in this paragraph (d) shall be deemed to permit any Asset
                              -------------
Sale not otherwise permitted under this Agreement.

          (e) Within 10 days following each date after the Restatement Effective Date upon which Holdings or any of its Subsidiaries receives any cash proceeds from any Recovery Event, the Borrower shall promptly prepay the Loans on such date by an amount equal to 100% of the Net Insurance Proceeds from such Recovery Event; provided, however, that if no Default or Event of Default then
                --------  -------
exists and such proceeds from such Recovery Event do not exceed $4,000,000, such proceeds shall not give rise to a prepayment pursuant to this paragraph (e) on
                                                              -------------
such date if Holdings has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within 365 days following the date of receipt of such proceeds (which certificate shall set forth in the estimates of such proceeds to be so expended), and provided, further, that (i) if the amount of such proceeds
               --------  -------
exceeds $4,000,000, then the

Borrower shall promptly prepay the Loans by the entire amount of such proceeds and not just the portion in excess of $4,000,000 as provided above in this paragraph (e), and (ii) if all or any portion of such proceeds are not
-------------
contractually committed to be used within 180 days after the date of receipt of such proceeds or are not actually used within 365 days after the date of receipt of such proceeds to effect such restoration or replacement, the Borrower shall promptly prepay the Loans on the last day of such 180-day or 365-day period, as the case may be, by an amount equal to such remaining portion.

          (f) On each Excess Cash Payment Date, the Borrower shall promptly prepay the Loans on such date by an amount equal to 75% of the Excess Cash Flow for the relevant Excess Cash Payment Period; provided, however, that the
                                             --------  -------
foregoing percentage shall be reduced to 50% for any Excess Cash Payment Period so long as (I) no Default or Event of Default exists on such Excess Cash Payment Date and (II) the Consolidated Leverage Ratio is less than 3.25:1.00 on the last day of the Measurement Period for the relevant Excess Cash Payment Period (after giving effect to any repayment of Term Loans on such date).

          (g) On any date on which Holdings or any of its Subsidiaries receives any cash proceeds in excess of $250,000 from any purchase price adjustment under the Acquisition Agreement, an amount equal to 100% of the cash proceeds in excess of $250,000 from such purchase price adjustment shall be applied on such date as a mandatory repayment of principal of outstanding Loans.

          (h)  Each repayment of Loans pursuant to this Section 2.07 shall be
                                                        ------------
applied first to outstanding Term Loans, with each such repayment, except as otherwise provided by paragraph (k) of this Section 2.07, to be applied to the
                      -------------         ------------
Tranche A Term Loans and the Tranche B Term Loans on a pro rata basis (based
                                                       --- ----
upon the then outstanding principal amount of Tranche A Term Loans and Tranche B Term Loans); provided that any repayment under paragraph (g) of this Section
             --------                          -------------         -------
2.07 shall be applied (i) first, to repay outstanding Revolving Loans and
----
Swingline Loans in an aggregate principal amount equal to that amount of Revolving Loans and Swingline Loans incurred on the Restatement Effective Date to finance, in part, the Acquisition and the Refinancing, and (ii) second, to the extent in excess thereof, to repay outstanding Term Loans as otherwise provided in this paragraph (h). Each repayment of principal of any Tranche of
                 -------------
Term Loans pursuant to this Section 2.07 shall be applied to reduce the then
                            ------------
remaining Scheduled Repayments of the respective Tranche of Term Loans pro rata
                                                                       --- ----
based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche after giving effect to all prior reductions thereto. After all Term Loans have been repaid in full, any amounts required to be applied pursuant to this Section 2.07 shall be applied to prepay any outstanding
                         ------------
Swingline Loans and then to any outstanding Revolving Loans. If, at the time of the application of any amounts otherwise required to be prepaid pursuant to this
Section 2.07, no Loans are outstanding, but Letter of Credit Obligations are outstanding, then the Borrower shall Cash Collateralize such Letter of Credit Obligations in amounts equal to the prepayments otherwise required hereby.

          (i) The Borrower shall pay, together with each prepayment made by the Borrower under this Section 2.07, accrued interest on the amount prepaid and any
                    ------------
amounts required
pursuant to Section 4.04; provided that interest shall be paid in connection
            ------------  --------
with any such prepayment of Base Rate Loans (other than a prepayment in full) on the next occurring Interest Payment Date.

          (j)  Any prepayments pursuant to this Section 2.07 made on a day other
                                                ------------
than an Interest Payment Date for any Loan shall be applied first to any Base Rate Loans then outstanding and then to Eurodollar Loans with the shortest Interest Periods remaining.

          (k)  Notwithstanding anything to the contrary contained in paragraph
                                                                     ---------
(h) of this Section 2.07, so long as any Tranche A Term Loans remain outstanding
---         ------------
the Borrower shall have the option, in its sole discretion, to give the B Lenders the option to waive their pro rata share of a mandatory repayment of
                                  --- ----
Tranche B Term Loans which is to be made pursuant to Section 2.07(b), (c), (d),
                                                     ---------------  ---  ---
(e), (f) or (g) (each such repayment, a "Waivable Mandatory Repayment") upon the
---  ---    ---                          ----------------------------
terms and provisions set forth in this Section 2.07(k).  If the Borrower elects
                                       ---------------
to exercise the option referred to in the immediately preceding sentence, the Borrower shall give to the Administrative Agent written notice of the Borrower's intention to give the B Lenders the right to waive a Waivable Mandatory Repayment (including in such notice, the aggregate amount of such proposed repayment) at least five Business Days prior to the date of the proposed repayment, which notice the Administrative Agent shall promptly forward to all B Lenders (indicating in such notice the amount of such repayment to be applied to each such B Lender's outstanding Tranche B Term Loans). The Borrower's offer to permit the B Lenders to waive any such Waivable Mandatory Repayment may apply to all or part of such repayment, provided that any offer to waive part of such
                               --------
repayment must be made ratably to the B Lenders on the basis of their outstanding Tranche B Term Loans. In the event that any such B Lender desires to waive its pro rata share of such B Lender's right to receive any such
             --- ----
Waivable Mandatory Repayment in whole or in part, such B Lender shall so advise the Administrative Agent no later than 5:00 p.m. (New York City time) on the date which is two Business Days after the date of such notice from the Administrative Agent, which notice shall also include the amount such B Lender desires to receive in respect of such repayment. If any B Lender does not reply to the Administrative Agent within the two Business Days, such B Lender will be deemed not to have waived any part of such repayment. If any B Lender does not specify an amount it wishes to receive, such B Lender will be deemed to have accepted 100% of its share of such repayment. In the event that any such B Lender waives all or any part of its share of any such Waivable Mandatory Repayment, the Administrative Agent shall apply 100% of the amount so waived by such B Lender to the outstanding Tranche A Term Loans in accordance with Section
                                                                         -------
2.07(h).
--------

          (l) The Borrower shall repay in full all outstanding Loans on the date on which a Change of Control occurs.

          2.08  Repayment of Principal.
                ----------------------

          (a)  The Revolving Loans.  The Borrower shall repay to the Lenders in
               -------------------
full on the Termination Date for Revolving Loans, the aggregate principal amount of the Revolving Loans outstanding on such Termination Date.

          (b)  The Swingline Loans.  The Borrower shall repay to the Swingline
               -------------------
Lender in full on the Termination Date for Swingline Loans the aggregate principal amount of the Swingline Loans outstanding on such Termination Date.

          (c)  (i) The Tranche A Term Loans.  The Borrower shall repay the
                   ------------------------
Tranche A Term Loans on each of the following dates in the following corresponding amounts (each such repayment, as the same may be reduced as provided in Sections 2.06(c) and 2.07(h), a "Scheduled A Repayment"):
            ----------------     -------     --------- -----------

          Date                      Amount
          ----                      ------

          March 31, 1999            $1,000,000
          June 30, 1999             $1,000,000
          September 30, 1999        $1,375,000
          December 31, 1999         $1,375,000
          March 31, 2000            $1,375,000
          June 30, 2000             $1,375,000
          September 30, 2000        $1,750,000
          December 31, 2000         $1,750,000
          March 31, 2001            $1,750,000
          June 30, 2001             $1,750,000
          September 30, 2001        $2,125,000
          December 31, 2001         $2,125,000
          March 31, 2002            $2,125,000
          June 30, 2002             $2,125,000
          September 30, 2002        $2,500,000
          December 31, 2002         $2,500,000
          March 31, 2003            $2,500,000
          June 19, 2003             $2,500,000

          (ii) The Tranche B Term Loans.  The Borrower shall repay the Tranche
               ------------------------
B Term Loans on each of the following dates in the following corresponding amounts (each such repayment, as the same may be reduced as provided in Sections
                                                                        --------
2.06(c) and 2.07(h), a "Scheduled B Repayment"):
-------     -------     ---------------------

          Date                      Amount
          ----                      ------

          September 30, 1999        $137,500
          December 31, 1999         $137,500
          March 31, 2000            $137,500
          June 30, 2000             $137,500
          September 30, 2000        $137,500
          December 31, 2000         $137,500
          March 31, 2001            $137,500
          June 30, 2001             $137,500

          September 30, 2001        $137,500
          December 31, 2001         $137,500
          March 31, 2002            $137,500
          June 30, 2002             $137,500
          September 30, 2002        $137,500
          December 31, 2002         $137,500
          March 31, 2003            $137,500
          June 30, 2003             $137,500
          September 30, 2003        $137,500
          December 31, 2003         $26,262,500
          March 15, 2004            $26,400,000

          2.09  Interest.
                --------

          (a) Each Loan (other than a Tranche B Term Loan) shall bear interest on the outstanding principal amount thereof from the Borrowing Date applicable thereto until it becomes due at a rate per annum equal to the Base Rate or LIBOR, as the case may be, plus the Applicable Margin then in effect as set forth below:

             (i) for the period commencing on the Original Effective Date and ending on the day immediately preceding the First Adjustment Date:

                                     Applicable Margin
                                     -----------------

          Base Rate                        1.500%
          LIBOR                            2.500%

          (ii) from and after the First Adjustment Date, for each period beginning on an Adjustment Date and ending on the day immediately preceding the next succeeding Adjustment Date, the rate per annum for the relevant type of Loan set forth below opposite the Consolidated Senior Leverage Ratio determined as at the end of the last fiscal quarter ended prior to the first day of such period:

                                                  Applicable Margin
                                                  -----------------

                                              LIBOR              Base Rate

Consolidated Senior Leverage
Ratio is less than 0.50 to 1.00
("Level I")                                    1.500%              0.500%
  -------

Consolidated Senior Leverage
Ratio is less than 1.00
to 1.00 but greater than or equal
 to 0.50 to 1.00
("Level II")                                   2.000%              1.000%
  --------

Consolidated Senior Leverage
Ratio is less than 1.75 to 1.00 but
 greater than
or equal to 1.00 to 1.00
("Level III")                                  2.250%              1.250%
  ---------

Consolidated Senior Leverage
Ratio is greater than or
equal to 1.75 to 1.00
("Level IV")                                   2.500%              1.500%.
  --------

          (iii) If by the last day for determining any Adjustment Date,
     Holdings has failed to deliver a Leverage Ratio Certificate as at the end of the fiscal quarter ended immediately prior to such Adjustment Date, interest for the next succeeding period commencing on such Adjustment Date and ending on the day immediately preceding the next succeeding Adjustment Date shall be computed as if the Consolidated Senior Leverage Ratio were at Level IV; provided, however, to the extent that Holdings thereafter
               --------  -------
     delivers a Leverage Ratio Certificate during such succeeding period, interest for the remainder of such succeeding period shall be computed at the rate prescribed by Section 2.09(a)(ii). Subject to Section 2.09(e), at
                            -------------------              ---------------
     any time that a Specified Default shall exist, the Applicable Margin shall be computed as if the Consolidated Senior Leverage Ratio were at Level IV.

          (b) Each Tranche B Term Loan shall bear interest on the outstanding principal amount thereof from the Borrowing Date applicable thereto until it becomes due at a rate per annum equal to the Base Rate or LIBOR, as the case may be, plus the Applicable Margin as set forth below:

                                                    Applicable Margin
                                                    -----------------

Base Rate                                                2.250%

LIBOR                                                    3.250%


          (c)   Except as provided in the last sentence of Section 2.09(a)(iii)
                                                           --------------------
or in the proviso to the first sentence of Section 2.09(a)(iii), any change in
                                           --------------------
the Applicable Margin due to a change in the Consolidated Senior Leverage Ratio shall be effective on the applicable Adjustment Date and shall apply to all Loans that are outstanding at any time during the period commencing on such Adjustment Date and ending on the date immediately preceding the next Adjustment Date.

          (d) Interest on each Loan (including each Original Tranche A Term Loan and each Original Revolving Loan converted pursuant to this Agreement) shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of any portion of Loans (excluding Base Rate Loans) for the portion of such Loans so prepaid and upon payment (including prepayment) of any Loans (excluding Base Rate Loans) in full thereof. In addition, interest which accrues under Section 2.09(e) also shall be
                                                   ---------------
paid on demand by the Administrative Agent or the Majority Lenders.

          (e) If any amount of principal of or interest on any Loan, or any other regularly scheduled amount payable hereunder or under any other Loan Document is not paid in full when due, after giving effect to any applicable grace period (whether at stated maturity, by acceleration, demand or otherwise), then, notwithstanding the provisions of Sections 2.09(a) and (b), the Borrower
                                        ------------------------
shall pay interest (after as well as before judgment) on the overdue principal amount of all outstanding Loans and on all other overdue amounts (including interest to the extent permitted by law), at a rate per annum equal to the Base Rate plus the Applicable Margin for the relevant Tranche of Loans plus 2%.

          (f) Anything herein to the contrary notwithstanding, the obligations of the Borrower hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall only pay such Lender interest at the highest rate permitted by applicable law.

          2.10  Fees.  In addition to fees described in Section 3.08:
                ----                                    ------------

          (a)  Commitment Fees.
               ---------------

          The Borrower shall pay to the Administrative Agent for the account of each RL Lender a commitment fee on the average daily unused portion of such RL Lender's Revolving Commitment (subject to Section 2.01(b)(iii) in the case of
                                          --------------------
the Swingline Lender), computed on a quarterly basis in arrears, on each Interest Payment Date for Base Rate Loans based upon the daily utilization for the previous three month period as calculated by the Administrative Agent, equal to (A) for the period from the Original Effective Date and ending on the day immediately preceding the First Adjustment Date, 0.50% per annum, and (B) from and after the First Adjustment Date, for each period commencing on an Adjustment Date and ending on the day immediately preceding the next succeeding Adjustment Date, the rate per annum set forth below opposite the relevant Level of Consolidated Senior Leverage Ratio determined as at the end of the last fiscal quarter ended prior to the first day of such period:

          Consolidated
          Senior
          Leverage Ratio                                 Rate
          --------------                                 ----

          Level I                                        0.300%

          Level II                                       0.400%

          Level III                                      0.500%

          Level IV                                       0.500%

provided, however, that if by the last day for determining any Adjustment Date,
--------  -------
Holdings has failed to deliver a Leverage Ratio Certificate as at the end of the fiscal quarter ended immediately prior to such Adjustment Date, the commitment fee for the next succeeding period beginning on such Adjustment Date and ending on the next succeeding Adjustment Date shall be computed as if the Consolidated Senior Leverage Ratio were at Level IV; provided further, however, to the extent
                                        ----------------  -------
that Holdings thereafter delivers a Leverage Ratio Certificate during such succeeding period the commitment fee for the remainder of such succeeding period shall be computed at the rate prescribed in the table above in this Section
                                                                    -------
2.10(a).  In addition, at any time that a Specified Default shall exist, the
-------
commitment fee shall be computed as if the Consolidated Senior Leverage Ratio were at Level IV. Such commitment fees shall be paid in arrears on each Interest Payment Date for Base Rate Loans.

          (b)  Other Fees.  The Borrower shall pay such other fees as have or
               ----------
may be agreed between or among, CHS, Holdings, the Borrower, the Administrative Agent and the Arranger from time to time.

          2.11  Computation of Fees and Interest.
                --------------------------------

          (a) All computations of interest payable in respect of Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest under this Agreement shall be made on the basis of a 360-day year (of 12 months with 30 days each) and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

          (b) The Administrative Agent will promptly notify the Borrower and the Lenders of each determination of LIBOR; provided, however, that any failure
                                            --------  -------
to do so shall not relieve the Borrower of any liability hereunder. Except as otherwise provided in the last sentence of Section 2.09(a)(iii) or in the
                                           --------------------
proviso to the first sentence of Section 2.09(a)(iii), any change in the
                                 --------------------
interest rate on a Loan resulting from a change in the Applicable Margin shall become effective as of the opening of business on the relevant Adjustment Date. The Administrative Agent will promptly notify the Borrower and the Lenders of the effective date and the amount of each such change, provided, however, that
                                                       --------  -------
any failure to do so shall not relieve the Borrower of any liability hereunder.

          (c) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

          2.12  Payments by the Borrower.
                ------------------------

          (a) All payments (including prepayments) to be made by the Borrower on account of principal, interest, drawings under Letters of Credit, fees and other amounts required hereunder shall be made, except as otherwise expressly provided herein, without set-off or counterclaim and shall, except as otherwise expressly provided with respect to drawings under Letters of Credit and elsewhere herein, be made to the Administrative Agent for the ratable account of the Lenders entitled thereto at the Administrative Agent's Payment Office, and shall be made in Dollars and in immediately available funds, no later than 1:00 p.m. (New York City time) on the date specified herein. The Administrative Agent will promptly distribute to each Lender its share, if any, of such principal, interest, fees or other amounts, in like funds as received. Any payment which is received by the Administrative Agent later than 1:00 p.m. (New York City time) shall be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue until such payment is deemed to have been received.

          (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be, subject to the provisions set forth in the definition of the term of "Interest Period" herein.

          (c) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make the payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent as required hereunder on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate as in effect for each such day.

          2.13  Payments by the Lenders to the Administrative Agent.
                ---------------------------------------------------

          (a) Unless the Administrative Agent shall have received notice from a Lender on the Restatement Effective Date or, with respect to each Borrowing after the Restatement Effective Date, at least one Business Day prior to the date of any proposed Borrowing (other than a Borrowing of a Swingline Loan which in accordance with Section 2.03(f) is funded directly by the Swingline Lender),
                   ---------------
that such Lender will not make available to the Administrative Agent for the account of the Borrower the amount of such Lender's Commitment Percentage (if any) of the

Loans included in such Borrowing, the Administrative Agent may assume that each Lender has made such amount available to the Administrative Agent as required hereunder on the Borrowing Date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Administrative Agent in immediately available funds and the Administrative Agent in such circumstances has made available to the Borrower such amount, such Lender shall immediately make such amount available to the Administrative Agent, together with interest at the Federal Funds Rate from the date of such Borrowing to the date on which the Administrative Agent recovers such amount from such Lender or the Borrower. A notice of the Administrative Agent submitted to any Lender with respect to amounts owing under this Section 2.13(a) shall be conclusive, absent manifest
                         ---------------
error. If such amount is so made available, such payment to the Administrative Agent shall constitute such Lender's Loan on the Borrowing Date for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the next Business Day following such Borrowing Date, the Administrative Agent may notify the Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrower shall pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since such Borrowing Date, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

          (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

          2.14  Sharing of Payments, etc.
                -------------------------

          (a) If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Obligations owing to it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its applicable Commitment Percentage of payments on account of the Obligations of the same kind obtained by all the Lenders entitled to such payment, such Lender shall forthwith (i) notify the Administrative Agent of such fact, and (ii) purchase from the other Lenders entitled to such payment such participations in such Obligations made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is
      --------  -------
thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender entitled to such payment shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's applicable Commitment Percentage (according to the proportion of (A) the amount of such paying Lender's required repayment to (B) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section 2.14 and will in each case notify the Lenders
                           ------------
following any such purchases.

          (b) The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.14 may, to the fullest extent
                                     ------------
permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 12.09) with respect to such participation as
                        -------------
fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

          2.15  Security and Guaranties.
                -----------------------

          (a) All Obligations of the Borrower, Holdings and the Subsidiary Guarantors under this Agreement and all other Loan Documents to which they are a party shall be secured in accordance with the Collateral Documents.

          (b) All Obligations of the Borrower under this Agreement and all other Loan Documents to which it is a party shall be unconditionally guaranteed by Holdings pursuant to Article X and by the Subsidiary Guarantors pursuant to
                        ---------
the Subsidiary Guaranty.

                                  ARTICLE III
                             THE LETTERS OF CREDIT

          3.01  The Letter of Credit Subfacility.
                --------------------------------

          (a) On the terms and conditions set forth herein, (i) each Issuing Lender agrees, (A) from time to time, on any Business Day during the period from the Restatement Effective Date to the date which is 30 days prior to the Termination Date for Revolving Loans to issue (x) irrevocable sight standby Letters of Credit (each such standby Letter of Credit, a "Standby Letter of
                                                          -----------------
Credit") for the account of the Borrower and (y) irrevocable sight commercial
------
Letters of Credit (each such commercial Letter of Credit, a "Trade Letter of
                                                             ---------------
Credit" and each such Trade Letter of Credit and each Standby Letter of Credit,
------
a "Letter of Credit") for the account of the Borrower, and to amend or renew
   ----------------
Letters of Credit previously issued by it, in accordance with Sections 3.02(c)
                                                              ----------------
and 3.02(d), and (B) to honor drafts, and honor other payment demands that
    -------
strictly comply with, the Letters of Credit; and (ii) the RL Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower; provided, however, that no Issuing Lender shall issue any Letter of
          --------  -------
Credit if as of the date of, and after giving effect to, the issuance of such Letter of Credit, (x) the aggregate amount of all Letter of Credit Obligations (exclusive of unpaid drawings under any Letter of Credit which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) plus the aggregate principal amount of all Revolving Loans and all Swingline Loans shall exceed the lesser of the Aggregate Revolving Commitment and the Revolving Availability, or (y) the Letter of Credit Obligations (exclusive of unpaid drawings under any Letter of Credit which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) shall exceed the lesser of the Letter of Credit Commitment and the Revolving Availability. All Letters of Credit shall be denominated in Dollars. The Borrower and the Lenders hereby acknowledge and agree that all letters of credit that were issued under the Original Credit Agreement and that remain outstanding on the Restatement Effective Date shall constitute a Letter of Credit under this Agreement and which shall be deemed issued on their original issuance date.

          (b)  No Issuing Lender shall issue any Letter of Credit if:

             (i) any order, judgment or decree of any Governmental Authority shall by its terms purport to enjoin or restrain such Issuing Lender from issuing such Letter of Credit, or any Requirement of Law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Lender is not otherwise compensated hereunder) not in effect on the Original Effective Date or shall impose upon such Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Original Effective Date and which such Issuing Lender in good faith deems material to it;

             (ii) such Issuing Lender has received written notice from the Majority Lenders, the Administrative Agent or the Borrower on or prior to the Business Day prior to the requested date of issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article
                                                                        -------
     V is not then satisfied;
     -

             (iii) the expiry date of any requested Letter of Credit (x) is more than (A) in the case of Standby Letters of Credit, one year after the date of issuance or (B) in the case of Trade Letters of Credit, 180 days after the date of issuance, unless (in each case) the Majority Lenders and such Issuing Lender have approved such expiry date in writing or (y) is later than the 30th day prior to the Termination Date for Revolving Loans;

             (iv) any requested Letter of Credit is not in form and substance acceptable to such Issuing Lender, or the issuance, of a Letter of Credit shall violate any applicable policies of such Issuing Lender; or

             (v)   such Letter of Credit is in a face amount less than $100,000.

          3.02  Issuance, Amendment and Renewal of Letters of Credit.
                ----------------------------------------------------

          (a) Each Letter of Credit shall be issued upon the irrevocable written request of the Borrower received by an Issuing Lender (with a copy sent by the Borrower to the Administrative Agent) at least five days (or such shorter time as such Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of a Letter of Credit Application, and shall specify in form and detail satisfactory to such Issuing Lender: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business
Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Lender may reasonably require.

          (b) From time to time while a Letter of Credit is outstanding and prior to the Termination Date for Revolving Loans, the Issuing Lender with respect thereto will, upon the written request of the Borrower received by such Issuing Lender (with a copy sent by the Borrower to the Administrative Agent) at least five days (or such shorter time as such Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of a Letter of Credit Amendment Application and shall specify in form and detail satisfactory to the Issuing Lender with respect thereto: (i) the Letter of Credit to be amended;
(ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as such Issuing Lender may reasonably require. No Issuing Lender shall be under any obligation to amend any Letter of Credit if: (A) such Issuing Lender would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit.

          (c) The Administrative Agent will promptly notify the Lenders of the receipt by it of any Letter of Credit Application or Letter of Credit Amendment Application.

          (d) Each Issuing Lender and the Lenders agree that, while a Letter of Credit issued by such Issuing Lender is outstanding and prior to the Termination Date for Revolving Loans, at the option of the Borrower and upon the written request of the Borrower received by such Issuing Lender (with a copy sent by the Borrower to the Administrative Agent) at least five days (or such shorter time as such Issuing Lender may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, such Issuing Lender shall be entitled to authorize the automatic renewal of such Letter of Credit. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of a Letter of Credit Amendment Application, and shall specify in form and detail satisfactory to the applicable Issuing Lender: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as such Issuing Lender may reasonably require. No Issuing Lender shall be under any obligation to renew any Letter of Credit if such Issuing Lender would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the applicable Issuing Lender that such Letter of Credit shall not be renewed, and if at the time of renewal such Issuing Lender would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this
Section 3.02(d) upon the request of the Borrower but such Issuing Lender shall
---------------
not have received any Letter of Credit Amendment Application from the Borrower with respect to such renewal or other written direction by the Borrower with respect thereto, such Issuing Lender shall nonetheless be permitted to allow such Letter of Credit to be renewed, and the Borrower and the Lenders hereby authorize such renewal, and, accordingly, such Issuing Lender shall be deemed to have received a Letter of Credit Amendment Application from the Borrower requesting such renewal. Notwithstanding anything in this Section
                                                                       -------
3.02(d) to the contrary, no Issuing Lender shall issue a Letter of Credit that,
-------
by its terms, automatically renews unless such Letter of Credit expressly provides that, regardless of such automatic renewal provisions, in no event shall such Letter of Credit's term be extended beyond a date which is later than the 30th day prior to the Termination Date for Revolving Loans.

          (e) This Agreement shall control in the event of any conflict with any Letter of Credit Related Document (other than any Letter of Credit).

          (f) Each Issuing Lender will also deliver to the Administrative Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

          3.03  Participations, Drawings and Reimbursements.
                -------------------------------------------

          (a) Immediately upon the issuance of each Letter of Credit, each RL Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Revolving Commitment Percentage of such RL Lender times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of Section 2.10(a), each issuance of a
                                        ---------------
Letter of Credit shall be deemed to utilize the Revolving Commitment of each RL Lender by an amount equal to the amount of such participation.

          (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the applicable Issuing Lender will promptly notify the Borrower. The Borrower shall reimburse such Issuing Lender prior to 1:00 p.m. (New York City time), on the Business Day immediately following each date that any amount is paid by such Issuing Lender under any Letter of Credit (each such date on which any amount is so paid by an Issuing Lender, a "Disbursement Date"), in an amount equal to the amount so paid by such
           -----------------
Issuing Lender. In the event the Borrower shall fail to reimburse an Issuing Lender for the full amount of any drawing under any Letter of Credit issued by it by 1:00 p.m. (New York City time) on the Business Day immediately following the respective Disbursement Date, such Issuing Lender will promptly notify the Administrative Agent and the Administrative Agent will promptly notify each RL Lender thereof, and the Borrower shall be deemed to have requested that Revolving Loans consisting of Base Rate Loans be made by the RL Lenders (and hereby irrevocably consents to such deemed request) pursuant to Section 2.01(a)
                                                                ---------------
to be disbursed on the Business Day immediately following the respective Disbursement Date under such Letter of Credit. Any notice given by an Issuing Lender or the Administrative Agent pursuant to this Section 3.03(b) may be oral
                                                    ---------------
if immediately confirmed in writing (including by facsimile);

provided, however, that the lack of such an immediate confirmation shall not
--------  -------
affect the conclusiveness or binding effect of such notice.

          (c) Regardless of any failure of the satisfaction of any condition set forth in Section 5.02 or any other reason, each RL Lender shall upon receipt
             ------------
of any notice pursuant to Section 3.03(b) make available to the Administrative
                          ---------------
Agent for the account of the applicable Issuing Lender an amount in Dollars and in immediately available funds equal to its Revolving Commitment Percentage of the amount of the drawing, whereupon the participating RL Lenders shall each be deemed to have made a Revolving Loan consisting of a Base Rate Loan to the Borrower in that amount. If any RL Lender so notified shall fail to make available to the Administrative Agent for the account of the applicable Issuing Lender the amount of such RL Lender's Revolving Commitment Percentage of the amount of the drawing by no later than 1:00 p.m. (New York City time) on the Business Day immediately following the respective Disbursement Date, then interest shall accrue on such RL Lender's obligation to make such payment, from the Business Day immediately following the respective Disbursement Date to the date such RL Lender makes such payment, at a rate per annum equal to (i) the Federal Funds Rate in effect from time to time during the period commencing on the later of the Business Day immediately following the respective Disbursement Date and the date such RL Lender receives notice of the Disbursement Date prior to 1:00 p.m. (New York City time) on such date and ending on the date three Business Days thereafter, and (ii) thereafter at the Base Rate as in effect from time to time plus the Applicable Margin for Revolving Loans. The Administrative Agent will promptly give notice of the occurrence of the Disbursement Date, but failure of the Administrative Agent to give any such notice on the Disbursement Date or in sufficient time to enable any RL Lender to effect such payment on such date shall not relieve such RL Lender from its obligations under this
Section 3.03.
------------

          (d) With respect to any unreimbursed drawing which is not converted into Revolving Loans consisting of Base Rate Loans to the Borrower in whole or in part, for any reason, the Borrower shall be deemed to have incurred from the applicable Issuing Lender a Letter of Credit Borrowing in the amount of such drawing, which Letter of Credit Borrowing shall be due and payable on demand by the Majority Lenders (together with interest) and shall bear interest from the respective Disbursement Date at a rate per annum equal to the Base Rate, plus the Applicable Margin for Revolving Loans constituting Base Rate Loans, plus in the case of any Letter of Credit Borrowing outstanding after the Business Day immediately following the respective Disbursement Date, 2% per annum, and each RL Lender's payment to such Issuing Lender pursuant to Section 3.03(c) shall be
                                                       ---------------
deemed payment in respect of its participation in such Letter of Credit
Borrowing.

          (e) Each RL Lender's obligation in accordance with this Agreement to make the Revolving Loans or fund its participation in any Letter of Credit Borrowing, as contemplated by this Section 3.03, as a result of a drawing under
                                   ------------
a Letter of Credit shall be absolute and unconditional and without recourse to the applicable Issuing Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, defense or other right which such RL Lender may have against such Issuing Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default, a Material

Adverse Effect, or any failure of the satisfaction of any condition set forth in
Section 5.02; or (iii) any other circumstance, happening or event whatsoever,
------------
whether or not similar to any of the foregoing.

          3.04  Repayment of Participations.
                ---------------------------

          (a) Upon (and only upon) receipt by the Administrative Agent for the account of an Issuing Lender of funds from the Borrower (i) in reimbursement of any payment made by such Issuing Lender under the Letter of Credit with respect to which any RL Lender has paid the Administrative Agent for the account of such Issuing Lender for such RL Lender's participation in a Letter of Credit pursuant to Section 3.03, or (ii) in payment of interest on amounts described in clause
   ------------                                                         ------
(i), the Administrative Agent will pay to each RL Lender, in the same funds as
---
those received by the Administrative Agent for the account of such Issuing Lender, the amount of such RL Lender's Revolving Commitment Percentage of such funds, and such Issuing Lender shall receive the amount of the Revolving Commitment Percentage of such funds of any RL Lender that did not so pay the Administrative Agent for the account of such Issuing Lender.

          (b) If the Administrative Agent or an Issuing Lender is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any similar official in any Insolvency Proceeding, any portion of the payments made by the Borrower to the Administrative Agent for the account of such Issuing Lender pursuant to Section 3.04(a) in reimbursement of a payment
                                ---------------
made under the Letter of Credit or interest or fee thereon, each RL Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent or such Issuing Lender the amount of its Revolving Commitment Percentage of any amounts so returned by the Administrative Agent or such Issuing Lender plus interest thereon from the date such demand is made to the date such amounts are returned by such RL Lender to the Administrative Agent or such Issuing Lender, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

          3.05  Role of the Issuing Lenders.
                ---------------------------

          (a) Each RL Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the applicable Issuing Lender shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

          (b) Neither the Issuing Lenders nor any of their respective correspondents, participants or assignees of any such Issuing Lender shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Majority Lenders; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or
(iii) the due execution, effectiveness, validity or enforceability of any Letter of Credit Related Document.

          (c) The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit. Neither the Issuing

Lenders nor any of the respective correspondents, participants or assignees of any such Issuing Lender, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 3.06; provided, however, that
             -----------         -----    ------------  --------  -------
the Borrower may have a claim against an Issuing Lender, and an Issuing Lender may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such Issuing Lender's willful misconduct or gross negligence or such Issuing Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) or other documents strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing: (i) each Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) each Issuing Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

          3.06  Obligations Absolute.  The obligations of the Borrower under
                --------------------
this Agreement and any Letter of Credit Related Document to reimburse an Issuing Lender for a drawing under a Letter of Credit, and to repay any Letter of Credit Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other Letter of Credit Related Document under all circumstances, including the following:

          (i) any lack of validity or enforceability of this Agreement or any Letter of Credit Related Document;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the Letter of Credit Related Documents;

          (iii) the existence of any claim, set-off, defense or other right that the Borrower or any Subsidiary of the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), an Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letter of Credit Related Documents or any unrelated transaction;

          (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

          (v) any payment by an Issuing Lender under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any

     Letter of Credit; or any payment made by an Issuing Lender under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

          (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the obligations of the Borrower in respect of any Letter of Credit; or

          (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

          3.07  Cash Collateral Pledge.  Upon (a) the request of the
                ----------------------
Administrative Agent, (i) if an Issuing Lender has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in a Letter of Credit Borrowing hereunder, or (ii) if, as of the Termination Date for Revolving Loans, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (b) the occurrence of the circumstances described in Section 2.07 requiring the Borrower to Cash Collateralize Letters
             ------------
of Credit, then the Borrower shall immediately Cash Collateralize the Letter of Credit Obligations in an amount equal to such Letter of Credit Obligations (or in the case of clause (b) above, the amount required pursuant to Section 2.07)
               ----------                                        ------------
and such cash will be held as security for all Obligations of the Borrower to the Lenders hereunder in a cash collateral account to be established by the Administrative Agent, and during the existence of an Event of Default, the Administrative Agent may, upon the request of the Majority Lenders, apply such amounts so held to the payment of such outstanding Obligations.

          3.08  Letter of Credit Fees.
                ---------------------

          (a) The Borrower shall pay to the Administrative Agent for the account of each Lender a letter of credit fee with respect to the Letters of Credit computed on the average daily maximum amount available to be drawn of the outstanding Letters of Credit, on each Interest Payment Date for Base Rate Loans based upon Letters of Credit outstanding for the previous three-month period. The letter of credit fee shall be equal to (i) for the period from the Original Effective Date and ending on the day immediately preceding the First Adjustment Date, 2.500% per annum and (ii) from and after the First Adjustment Date, for each period commencing on an Adjustment Date and ending on the day immediately preceding the next succeeding Adjustment Date, the rate per annum set forth below opposite the relevant Level of Consolidated Senior Leverage Ratio determined as at the end of the last fiscal quarter ended prior to the first day of such period:

          Consolidated
          Senior
          Leverage Ratio                                  Rate
          --------------                                  ----
          Level I                                        1.500%
          Level II                                       2.000%
          Level III                                      2.250%
          Level IV                                       2.500%

provided, however, that if by the day for determining any Adjustment Date
--------  -------
Holdings has failed to deliver a Leverage Ratio Certificate as at the end of the fiscal quarter ended immediately prior to such Adjustment Date, the letter of credit fee for the next succeeding period beginning on such Adjustment Date and ending on the day immediately preceding the next succeeding Adjustment Date shall be computed as if the Consolidated Senior Leverage Ratio were at Level IV; provided further, however, to the extent that Holdings thereafter delivers a
----------------  -------
Leverage Ratio Certificate during such succeeding period, the letter of credit fee for the remainder of such succeeding period shall be computed at the rate prescribed in the table above in this Section 3.08(a). In addition, at any time
                                      ---------------
that a Specified Default shall exist, the letter of credit fee shall be computed as if the Consolidated Senior Leverage Ratio were at Level IV. Such letter of credit fee shall be due and payable in arrears on each Interest Payment Date for Base Rate Loans.

          (b) The Borrower shall pay to each Issuing Lender a letter of credit fronting fee for each Letter of Credit issued by such Issuing Lender in an amount, and at such times, as is required by such Issuing Lender (but in no event in an amount in excess of .25% per annum of the face amount of such Letter of Credit).

          (c) The Borrower shall pay to each Issuing Lender from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Lender relating to letters of credit as from time to time in effect.

          3.09  Uniform Customs and Practice.  The Uniform Customs and Practice
                ----------------------------
for Documentary Credits as most recently published by the International Chamber of Commerce shall in all respects be deemed a part of this Article III as if
                                                           -----------
incorporated herein and (unless otherwise expressly provided in the Letters of Credit) shall apply to the Letters of Credit.


                                  ARTICLE IV
                    TAXES, YIELD PROTECTION AND ILLEGALITY

          4.01  Taxes.
                -----

          (a)  Subject to Section 4.01(g), any and all payments made by Holdings
                          ---------------
and the Borrower to any Lender or the Administrative Agent under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent (except as otherwise provided in Section 4.01(c)), as the
                                                      ---------------
case may be, such taxes as are imposed on or measured by such Person's net income or net profits by the jurisdiction under the laws of which such Person is organized or has its principal office or in which the Lending Office of such Person is located or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").
                            -----

          (b) In addition, the Borrower and Holdings shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").
                                                                  -----------

          (c)  Subject to Section 4.01(g), the Borrower and Holdings shall
                          ---------------
indemnify and hold harmless each Lender and the Administrative Agent for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under Section 4.01(d) and this Section
                                             ---------------          -------
4.01(c)) and (ii) the full amount of all taxes imposed on or measured by the net
-------
income or net profits of such Lender or the Administrative Agent pursuant to the laws of the jurisdiction in which such Lender or the Administrative Agent is organized or has its principal office or in which the Lending Office of such Person is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender or the Administrative Agent is organized or has its principal office or in which their Lending Office is located paid by such Lender or the Administrative Agent as a result of amounts payable by the Borrower under Section 4.01(d) and this Section 4.01(c),
                                      ---------------          ---------------
and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such taxes or other liabilities were correctly or legally asserted.

          (d) If the Borrower or Holdings shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then, subject to Section
                                                                      -------
4.01(g):
-------

             (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.01(d)) such Lender or the
                                        ---------------
     Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

             (ii)   the Borrower or Holdings shall make such deductions; and

             (iii) the Borrower or Holdings shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (e) Within 30 days after the date of any payment by the Borrower or Holdings of Taxes or Other Taxes, such Person shall furnish to the Administrative Agent, at its address referred to in Section 12.02, the original or a certified copy of a receipt
               -------------
evidencing payment thereof, or other evidence of payment satisfactory to the Administrative Agent.

          (f) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for federal income tax purposes agrees that:

             (i) it shall, no later than the Restatement Effective Date (or, in the case of a Lender which becomes a party hereto pursuant to Section

     12.07 after the Restatement Effective Date, the date upon which such Lender becomes a party hereto) deliver to the Borrower and the Administrative Agent either (A) two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), or two
                                                          ---------
     accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case
                                     ---------
     indicating that such Lender is on the date of delivery thereof entitled to receive all payments under this Agreement free from withholding of United States Federal income tax, or (B) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (f)(i)(A),
     (x) a certificate substantially in the form of Exhibit R (a "Section
                                                                  -------
     4.01(f) Certificate") and (y) two accurate and complete signed originals of
     -------------------
     Internal Revenue Service Form W-8 or any successor thereto ("Form W-8") certifying to such Lender's entitlement on the date of delivery thereof to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement.

             (ii)   if at any time a Lender that provides forms pursuant to

     paragraph (f)(i)(A) above makes any change in its place of incorporation or
     -------------------
     fiscal residence necessitating a new Form 4224 or Form 1001, such Lender shall promptly deliver to the Borrower through the Administrative Agent in replacement for, or in addition to, the forms previously delivered by such Lender hereunder, two accurate and complete signed originals of Form 4224 or Form 1001 or Form W-8 and a Section 4.01(f) Certificate, as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive all payments under this Agreement free from withholding of United States Federal income tax;

             (iii) it shall, to the extent it is legally entitled to do so, before or promptly after a Lender that provides forms pursuant to paragraph
                                                                       ---------
     (f)(i)(A) above makes any change of a Lending Office or its principal
     ---------
     office, or the occurrence of any event (including the passing of time but excluding any event mentioned in clause (ii) above) requiring a change in
                                      -----------
     or renewal of the most recent Form 4224 or Form 1001 previously delivered by such Lender, deliver to the Borrower through the Administrative Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by such Lender indicating that such Lender continues to be entitled to receive all payments under this Agreement free from any withholding of any United States Federal income tax;

             (iv) it shall, to the extent it is legally entitled to do so, promptly upon the Borrower's or the Administrative Agent's reasonable request to that effect, deliver to the Borrower or the Administrative Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's complete exemption from withholding on all payments under this Agreement; and

             (v) without limiting or restricting any Lender's right to increased amounts under Section 4.01(d) from the Borrower and Holdings upon
                             ---------------
     satisfaction of such Lender's obligations under the provisions of this
     Section 4.01(f), if such Lender is entitled to a reduction in the
     ---------------
     applicable withholding tax, the Administrative Agent may (but shall not be obligated to) withhold from any interest to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other administrative documentation required by clause (i) are not delivered to the Administrative Agent, then the
     ----------
     Administrative Agent shall withhold from any interest payment to Lender not providing such forms or other documentation, an amount equivalent to the applicable withholding tax and in addition, the Administrative Agent shall also withhold against periodic payments other than interest payments to the extent United States withholding tax is not eliminated by obtaining Form 4224, Form 1001 or Form W-8 and a Section 4.01(f) Certificate. The Borrower shall indemnify and hold harmless the Administrative Agent and each of its officers, directors, employees, counsel, agents and attorney-in-fact, on an after tax basis, from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including attorney's fees) of any kind whatsoever incurred as a result of or in connection with the Administrative Agent's failure to withhold as provided pursuant to the preceding sentence, unless such failure constitutes gross negligence or willful misconduct of the Administrative Agent itself as the same is determined by a final judgment of a court of competent jurisdiction and the obligations in this sentence shall survive payment of all other Obligations.

          (g) Neither the Borrower nor Holdings will be required to pay any additional amounts in respect of Taxes imposed by the United States Federal government pursuant to Sections 4.01(a) or 4.01(d) to any Lender if and to the
                       ----------------    -------
extent the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section
                                                                  -------
4.01(f) in respect of its Lending Office.
-------

          (h) Each Lender agrees that it shall, at any time upon reasonable advance request in writing by the Borrower or the Administrative Agent, promptly deliver such certification or other documentation as may be required under the law or regulation in any applicable jurisdiction and which such Lender is entitled to submit to avoid or reduce withholding taxes on amounts to be paid by the Borrower or Holdings and received by such Lender pursuant to this Agreement or any other Loan Document.

          (i)  Subject to Section 4.01(g), the Borrower and Holdings shall
                          ---------------
indemnify each Lender and the Administrative Agent, to the extent required by this Section 4.01 within 30 days
     ------------
after receipt of written request from such Lender or the Administrative Agent thereof accompanied by a written statement describing in reasonable detail the Taxes or Other Taxes or other additional amounts that are the subject of the basis for such indemnity and the computation of the amount payable.

          (j) If the Borrower or Holdings is required to pay additional amounts to any Lender or the Administrative Agent pursuant to Section 4.01(d), then such
                                                      ---------------
Lender shall, upon the Borrower's request, use its reasonable best efforts (consistent with policy considerations of such Lender) to change the jurisdiction of its Lending Office so as to reduce or eliminate any such additional payment which may thereafter accrue if such change in the sole judgment of such Lender is not otherwise disadvantageous to such Lender.

          (k) Each Lender agrees that it will (i) take all reasonable actions reasonably requested by Holdings or the Borrower (consistent with policy considerations by such Lender) to maintain all exemptions, if any, available to it from withholding taxes (whether available by treaty or existing administrative waiver), and (ii) to the extent reasonable, otherwise cooperate with Holdings or the Borrower to minimize any amounts payable by Holdings or the Borrower under this Section 4.01, in any case described in the preceding clauses
                    ------------
(i) and (ii), however, only if such action or cooperation is not disadvantageous to such Lender in the sole judgment of such Lender.

          4.02  Illegality.
                ----------

          (a) If any Lender shall determine that (i) the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration thereof, has made it unlawful, or (ii) any central bank or other Governmental Authority has asserted that it is unlawful for any Lender or its Lending Office to make a Eurodollar Loan or to convert any Base Rate Loan to a Eurodollar Loan, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, the obligation of such Lender to make or convert any such Loans shall be suspended until such Lender shall have notified the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.

          (b) If a Lender shall determine that it is unlawful to maintain any Eurodollar Loan, the Borrower shall, unless otherwise permitted under paragraph
                                                                      ---------
(c) below, prepay in full all Eurodollar Loans of such Lender then outstanding,
---
together with interest accrued thereon, either on the last day of the Interest Period thereof if such Lender may lawfully continue to maintain such Eurodollar Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such Eurodollar Loans, together with any amounts required to be paid in connection therewith pursuant to Section 4.04.
                                 ------------

          (c) If the Borrower is required to prepay any Eurodollar Loan immediately, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the aggregate amount of such repayment, Base Rate Loans.

          (d) Before giving any notice to the Administrative Agent pursuant to this Section 4.02, the affected Lender shall designate a different Lending
     ------------
Office with respect to its Eurodollar

Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of such Lender, be illegal, inconsistent with the policies of such Lender or otherwise disadvantageous to such Lender.

          4.03  Increased Costs and Reduction of Return.
                ---------------------------------------

          (a) If any Lender or Issuing Lender shall determine that, due to either (i) the introduction of or any change in or in the interpretation or administration of any law or regulation (other than any law or regulation relating to taxes, including those relating to Taxes or Other Taxes) after the Original Effective Date or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) made after the Original Effective Date, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Eurodollar Loans or participating in any Letter of Credit Obligations, or any increase in the cost to such Issuing Lender of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Borrower shall be liable for, and shall from time to time, within ten days of demand therefor by such Lender or Issuing Lender, as the case may be (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender or Issuing Lender, additional amounts as are sufficient to compensate such Lender or Issuing Lender for such increased costs.

          (b) If any Lender or Issuing Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation after the Original Effective Date, (ii) any change in any Capital Adequacy Regulation after the Original Effective Date, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof after the Original Effective Date, or (iv) compliance by any Lender (or its Lending Office) or Issuing Lender, as the case may be, or any corporation controlling such Lender or Issuing Lender, as the case may be, with any Capital Adequacy Regulation adopted after the Original Effective Date, affects or would affect the amount of capital required or expected to be maintained by such Lender or Issuing Lender or any corporation controlling such Lender or Issuing Lender and (taking into consideration such Lender's, Issuing Lender's or such corporation's policies with respect to capital adequacy and such Lender's, the Issuing Lender's or corporation's desired return on capital) determines that the amount of such capital is (or is required to be) increased as a consequence of its Commitment, Loans, participations in Letters of Credit, or obligations under this Agreement, then, within ten days of demand by Issuing Lender (with a copy to the Administrative Agent), the Borrower shall be liable for and shall immediately pay to such Lender or Issuing Lender, from time to time as specified by such Lender or Issuing Lender, additional amounts sufficient to compensate such Lender or Issuing Lender for such increase.

          4.04  Funding Losses.  The Borrower agrees to reimburse each Lender
                --------------
and to hold each Lender harmless from any loss, cost or expense (other than loss of margin) which such Lender may sustain or incur as a consequence of:

          (a) any failure by the Borrower to make any payment of principal of any Eurodollar Loan (including payments made after any acceleration thereof) when due;

          (b) any failure by the Borrower to borrow a Eurodollar Loan or continue a Eurodollar Loan or convert a Base Rate Loan to a Eurodollar Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation as the case may be;

          (c) any failure by the Borrower to make any prepayment of a Eurodollar Loan after the Borrower has given a notice in accordance with

     Section 2.06; or
     ------------

          (d)  any payment or prepayment (including pursuant to Section 2.07 or
                                                                ------------
     after acceleration thereof) of a Eurodollar Loan for any reason whatsoever on a day which is not the last day of the Interest Period with respect thereto;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain any Eurodollar Loan hereunder or from fees payable to terminate the deposits from which such funds were obtained.

          4.05  Inability to Determine Rates.  Notwithstanding any provisions
                ----------------------------
herein to the contrary, if, in relation to any proposed Eurodollar Loan, (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon all parties hereto) that by reason of circumstances affecting the interbank markets adequate and fair means do not exist for ascertaining LIBOR to be applicable to such Eurodollar Loan or (b) the Administrative Agent shall have received notice from the Majority Lenders that LIBOR determined or to be determined for any Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such affected Interest Period, then, the obligation of the Lenders to make, continue or maintain Eurodollar Loans or to convert Base Rate Loans into Eurodollar Loans shall be suspended until the Administrative Agent upon the instruction of the Majority Lenders revokes such notice in writing. If, notwithstanding the provisions of this Section 4.05, any Lender has made available to the Borrower
                   ------------
its applicable Commitment Percentage of any such proposed Eurodollar Loan, then such Eurodollar Loan shall immediately be converted into a Base Rate Loan.

          4.06  Increased Costs on Eurodollar Loans.  At any time that any
                -----------------------------------
Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of net income taxes or similar charges) because of (x) any change since the Original Effective Date in any Requirement of Law or governmental guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of LIBOR) and/or (y) other circumstances affecting such Lender, the interbank Eurodollar market or the position of such Lender in such market, then the Borrower shall pay to each such Lender, upon written demand therefor

(accompanied by the written notice referred to in Section 4.07 below), such
                                                  ------------
additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder.

          4.07  Certificates of Lenders.  Any Lender, the Swingline Lender or
                -----------------------
any Issuing Lender claiming reimbursement or compensation pursuant to this
Article IV shall deliver to the Borrower or Holdings, as applicable (with a copy
----------
to the Administrative Agent) a certificate setting forth in reasonable detail the amount payable to such Person hereunder and such certificate shall be conclusive and binding on the Borrower or Holdings in the absence of manifest error. In determining any amounts payable under Section 4.03(b), each Lender,
                                                 ---------------
the Swingline Lender and each Issuing Lender, as the case may be, shall act reasonably and in good faith and will use averaging and attribution methods which are reasonable.

          4.08  Change of Lending Office, Replacement Lender, etc.
                --------------------------------------------------

          (a) Each Lender agrees that upon the occurrence of an event giving rise to the operation of Section 4.02, 4.03 or 4.06 with respect to such Lender,
                         ------------------    ----
it will if so requested by the Borrower, use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Lending Office for any Loans affected by such event with the object of avoiding the consequence of the event giving rise to the operation of such section; provided, however, that such designation would not, in the sole
         --------  -------
judgment of such Lender, be otherwise disadvantageous to such Lender. Nothing in this Section 4.08(a) shall affect or postpone any of the obligations of the
        ---------------
Borrower or the right of any Lender provided in Section 4.02, 4.03 or 4.06.
                                                ------------------    ----

          (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, (x) upon the occurrence of any event that obligates the Borrower or Holdings to pay any amount under Section 4.01 or giving rise to
                                                 ------------
the operation of Section 4.02, 4.03 or 4.06 with respect to such Lender or (y)
                 ------------------    ----
as provided in Section 12.01(b) in the case of certain refusals by a Lender to
               ----------------
consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Majority Lenders, the Borrower shall have the right, if no Default or Event of Default then exists or will exist immediately after giving effect to the respective replacement, to replace such Lender (the "Replaced Lender") by designating another Lender or an
                          ---------------
Eligible Assignee (such Lender or Eligible Assignee being herein called a

"Replacement Lender") to which such Replaced Lender shall assign, in accordance
-------------------
with Section 12.07 and without recourse to or warranty by, or expense to, such
     -------------
Replaced Lender, the rights and obligation of such Replaced Lender hereunder (except for such rights as survive repayment of the Loans), and, upon such assignment, such Replaced Lender shall no longer be a party hereto or have any rights hereunder and such Replacement Lender shall succeed to the rights and obligations of such Replaced Lender hereunder. The Borrower shall pay to such Replaced Lender in same day funds on the date of replacement all interest, fees and other amounts then due and owing such Replaced Lender by the Borrower hereunder to and including the date of replacement, including, without limitation, costs incurred under Sections 4.01, 4.02, 4.03 or 4.06.
                                 -------------  ----  ----    ----

          (c)  Notwithstanding anything to the contrary contained in Section
                                                                     -------
4.02, 4.03 or 4.06, unless a Lender gives notice to the Borrower that the
----------    ----
Borrower is obligated to pay an amount under any such Section within 180 days after the later of (x) the date such Lender incurs the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 4.02, 4.03 or 4.06, as the case
                                        ------------------    ----
may be, to the extent the respective increased costs, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 180 days prior to such Lender giving such notice to the Borrower as provided above that the Borrower is obligated to pay the respective amounts pursuant to said Section
                                                                         -------
4.02, 4.03 or 4.06, as the case may be.  This paragraph (c) shall have no
----------    ----                            -------------
applicability to any Section of this Agreement other than said Section 4.02,
                                                               -------------
4.03 or 4.06.
----    ----

          4.09  Survival.  The agreements and obligations of Holdings and the
                --------
Borrower in this Article IV shall survive the payment of all other Obligations.
                 ----------

                                   ARTICLE V

                              CONDITIONS PRECEDENT

          5.01  Conditions to Loans and Letters of Credit on the Restatement
                ------------------------------------------------------------
Effective Date.  The occurrence of the Restatement Effective Date, the
--------------
obligation of each Lender to make Loans hereunder and the obligation of each Issuing Lender to issue Letters of Credit on the Restatement Effective Date is subject to the condition that the Administrative Agent shall be reasonably satisfied that the following conditions have been satisfied on or before the Restatement Effective Date and, to the extent applicable, shall have received on or before the date for making such Loans and/or issuing such Letters of Credit all of the following, in form and substance reasonably satisfactory to the Administrative Agent and each Lender and (except for the original instruments or documents representing Pledge Agreement Collateral) in sufficient copies for each Lender:

          (a)  Credit Agreement.  This Agreement executed by the Borrower,
               ----------------
     Holdings, the Administrative Agent, the Issuing Lender, the Swingline Lender, the Majority Lenders under (and as defined in) the Original Credit Agreement and each of the Lenders with a Tranche B Term Commitment (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of facsimile or other written confirmation from such party of execution of a counterpart hereof by such party), together with the Revolving Notes, Tranche A Term Notes and Tranche B Term Notes executed by the Borrower and made payable to the Lenders.

          (b)  Resolutions; Incumbency.
               -----------------------

                  (i) Copies of the resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery and performance by the Borrower of this Agreement and the other Transaction Documents to be delivered by the Borrower, and authorizing the borrowing of the Loans and the issuance of the Letters of Credit, certified as of the Restatement Effective Date by the Secretary or an Assistant Secretary of the Borrower;

                  (ii) Copies of the resolutions of the Board of Directors of Holdings approving and authorizing the execution, delivery and performance by Holdings of this Agreement (including the guaranty of the Obligations of the Borrower) and the other Transaction Documents to be delivered by Holdings, certified by the Secretary or an Assistant Secretary of Holdings;

                  (iii) Copies of the resolutions of the Board of Directors of each Subsidiary Guarantor approving and authorizing the execution, delivery and performance by such Subsidiary Guarantor of the Subsidiary Guaranty and the other Transaction Documents to be delivered by such Subsidiary Guarantor, certified as of the Restatement Effective Date by the Secretary or an Assistant Secretary of such Subsidiary Guarantor; and

                  (iv) Certificates of the Secretary or Assistant Secretary of Holdings, the Borrower, and each Subsidiary Guarantor certifying the names, incumbency and true signatures of the officers of Holdings, the Borrower and such Subsidiary Guarantor authorized to execute, deliver and perform, as applicable, this Agreement and all other Transaction Documents, notices, requests and other communications to be delivered hereunder or thereunder.

          (c)  Articles of Incorporation; By-laws and Good Standing.  Each of
               ----------------------------------------------------
the following documents:

             (i) the articles or certificate of incorporation of Holdings, the Borrower and each Subsidiary Guarantor as in effect on the Restatement Effective Date, certified by the Secretary of State (or similar, applicable Governmental Authority) of the State of such Credit Party's organization as of a recent date and by the Secretary or Assistant Secretary of Holdings, the Borrower and such Subsidiary Guarantor as of the Restatement Effective Date, and the bylaws of Holdings, the Borrower and such Subsidiary Guarantor as in effect on the Restatement Effective Date, certified by the Secretary or Assistant Secretary of Holdings, the Borrower and each Subsidiary Guarantor as of the Restatement Effective Date;

             (ii) a good standing certificate for Holdings, the Borrower and each Subsidiary Guarantor from the Secretary of State of the State of such Credit Party's organization and each state where Holdings, the Borrower and each Subsidiary Guarantor is qualified to do business as a foreign corporation as of a recent date; and

          (iii) a bring-down certificate, to the extent reasonably available, of Holdings, the Borrower and each Subsidiary Guarantor from the Secretary of State of the State of such Credit Party's organization, dated the Restatement Effective Date.

          (d)  Subsidiary Guaranty; Contribution Agreement.  (i) The
               -------------------------------------------
Subsidiary Guaranty, duly executed by each Subsidiary Guarantor; and

          (ii) the Contribution Agreement, duly executed by the Borrower and each Subsidiary Guarantor.

          (e)  Pledge Agreement.
               ----------------

             (i)   The Pledge Agreement, duly executed by each Credit Party;

             (ii) all certificates and instruments (endorsed in blank) representing the Pledge Agreement Collateral then to be pledged;

             (iii) an undated stock power for each such certificate executed in blank; and

             (iv) with respect to Pledge Agreement Collateral, if any, consisting of book-entry shares, evidence that all actions described in the Pledge Agreement which are necessary to create and perfect the security interests pursuant to the Pledge Agreement in accordance with Articles 8 and 9 of the UCC have been taken.

          (f)  Security Agreement.
               ------------------

             (i)   The Security Agreement, duly executed by each Credit Party;

             (ii) proper Financing Statements (Form UCC-1 or the equivalent) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

             (iii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name Products Unlimited or any of its Subsidiaries as debtor and that are filed in the jurisdictions referred to in clause (ii) above, together with copies of such other financing statements that name Products Unlimited or any of its Subsidiaries as debtor (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Administrative Agent shall have received Form UCC-3 termination statements or such other termination statements as shall be required by local law fully executed for filing);

             (iv) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or to perfect the security interests intended to be created by the Security Agreement; and

             (v) evidence that all other actions necessary or to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

          (g)  Legal Opinions.
               --------------

             (i) An opinion of Kirkland & Ellis, counsel to Holdings, the Borrower and the Subsidiary Guarantors, addressed to the Administrative Agent and the Lenders, containing opinions substantially in the form of Exhibit J-1
                                                                  -----------
and as to such other matters as the Administrative Agent may reasonably request;

             (ii) An opinion of McGuire, Wood & Bissette, P.A., North Carolina counsel to the Borrower, addressed to the Administrative Agent and the Lenders containing opinions substantially in the form of Exhibit J-2 and as to such
                                                 -----------
other matters as the Administrative Agent may reasonably request; and

             (iii) Opinions delivered in connection with the Acquisition pursuant to the Acquisition Agreement, together with reliance letters in favor of the Administrative Agent and the Lenders to the extent available.

          (h)  Insurance.  Evidence of insurance complying with the requirements
               ---------
of Section 7.05 for the business and properties of Holdings and its
   ------------
Subsidiaries.

          (i)  Payment of Fees and Expenses.  Evidence that all fees, costs
               ----------------------------
and expenses (including Attorney Costs of the Administrative Agent) payable by the Borrower on or before the Restatement Effective Date have been (or, upon application of the proceeds of the initial Loans hereunder, will be) paid to the extent then invoiced, and evidence that the fees payable on the Restatement Effective Date pursuant to the Fee Letter will be paid upon application of the proceeds of the initial Loans hereunder.

          (j)  Certificates.
               ------------

             (i) Certificates signed by a Responsible Officer of Holdings and the Borrower, dated as of the Restatement Effective Date stating that:

          (A) The representations and warranties of Holdings and the Borrower contained in Article VI and in the other Loan Documents to which they are a
                  ----------
     party are true and correct in all material respects on and as of such date, as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

          (B) no Default or Event of Default exists or would result from any Borrowing on the Restatement Effective Date; and

          (C)  the conditions set forth in paragraphs (l), (n) and (o)(i) of
                                           --------------  ---     ------
     this Section 5.01 have been satisfied;
          ------------

          (ii) Certificates signed by a Responsible Officer of each of the Subsidiary Guarantors, dated as of the Restatement Effective Date, stating that the representations and warranties of such Subsidiary Guarantor contained in the Subsidiary Guaranty, the Pledge Agreement, the Security Agreement and each other Loan Document to which it is a party, are true and correct in all material respects on and as of such date, as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

          (iii) a pro forma Borrowing Base Certificate as of the Restatement Effective Date, based upon the most recently available financial information available to the Borrower and giving effect to the consummation of the Transaction; and

          (iv) a Compliance Certificate (as defined in the Original Credit Agreement) signed by the Chief Financial Officer of Holdings demonstrating compliance with Sections 8.08, 8.09 and 8.10 of the Original Credit Agreement
                -------------------     ----
for the Measurement Period (as defined in the Original Credit Agreement) ended on December 31, 1998.

          (k)  Solvency Certificate.  A solvency certificate from the Chief
               --------------------
Financial Officer of Holdings in the form of Exhibit K.
                                             ---------

          (l)  Transaction.  (i)(x) The Acquisition shall have been consummated
               -----------
in all material respects in accordance with the Acquisition Documents and all applicable laws, (y) each of the conditions precedent to the consummation of the Acquisition, as set forth in the Acquisition Documents, shall have been satisfied (including, but not limited to, the entering into of a new supply agreement with Motors & Armatures) and not waived except with the consent of the Administrative Agent and (z) no material breach of any term or provision of the Acquisition Documents has occurred;

          (ii) Holdings shall have received gross cash proceeds of (x) $1,428,247 from the issuance of shares of its common stock and (y) $3,571,753 from the issuance of a like principal amount of additional Holdings Junior Subordinated Notes (of which $1,429,382 shall consist of Holdings Bridge Junior Subordinated Notes), and all such proceeds shall have been contributed by Holdings to the equity capital of the Borrower;

          (iii) The Administrative Agent shall have received the Refinancing Documents containing agreements and other assurances from the creditors holding Indebtedness to be Refinanced that, upon application of the proceeds of the Tranche B Term Loans to be made hereunder, (x) the Refinancing will have been consummated and shall be effective, (y) such creditors will have thereupon terminated and released all security interests and Liens on the assets owned by Products Unlimited and its Subsidiaries and all guaranties in respect thereof and (z) the Administrative Agent will immediately receive such releases of security interests in and Liens on the assets owned by Products Unlimited and its Subsidiaries as may be reasonably requested by the Administrative Agent; and

             (iv) The Administrative Agent shall have received true and correct copies of all Transaction Documents.

          (m)  Adverse Changes.  Since September 30, 1998, nothing shall have
               ---------------
occurred (and neither the Administrative Agent nor the Lenders shall have become aware of any facts or conditions not known previous to such date) which the Administrative Agent or the Majority Lenders shall reasonably determine has had, or could reasonably be expected to have, a Material Adverse Effect. Since August 31, 1998, nothing shall have occurred (and neither the Administrative Agent nor the Lenders shall have become aware of any facts or conditions not known by such Persons previous to such date) which the Administrative Agent or the Majority Lenders shall reasonably determine has had, or could reasonably be expected to have, a material adverse effect upon the operations, business, assets, properties, liabilities, condition (financial or otherwise) or prospects of Products Unlimited and its Subsidiaries taken as a whole.

          (n)  Governmental and Third Party Approvals.  All governmental and
               --------------------------------------
material third party approvals necessary in connection with the Transaction shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose materially adverse conditions on the Transaction or the financing thereof.

          (o)  Litigation.  There shall be no actions, suits or proceedings
               ----------
pending or threatened (i) with respect to the Transaction or any Transaction Document or (ii) which the Administrative Agent or the Majority Lenders shall reasonably determine could reasonably be expected to have a (x) material adverse effect on the Transaction, (y) a Material Adverse Effect or (z) a material adverse effect upon the operations, business, assets, properties, liabilities, condition (financial or otherwise) or prospects of Products Unlimited and its Subsidiaries taken as a whole.

          (p)  Shareholders' Agreements, Management Agreements and Holdings Tax
               ----------------------------------------------------------------
Sharing Agreement.
-----------------

             (i) All agreements entered into by Holdings or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to its capital stock;

             (ii)  the Holdings Tax Sharing Agreement; and

             (iii) all management and consulting agreements entered into by Holdings or any of its Subsidiaries (including the CHS Management Agreement).

          (q)  Financial Statements.
               --------------------

             (i)   A pro forma consolidated balance sheet as at December 31,
                   --- -----
1998 and a pro forma income statement and cash flow statement for the twelve
           --- -----
month period ended on December 31, 1998, in each case of Holdings and its Subsidiaries after giving effect to the consummation of the Transaction, the making of the initial Loans hereunder and the application of the proceeds thereof;

             (ii) a draft consolidated balance sheet and related draft consolidated statements of income and cash flows of Holdings for its fiscal year ended December 31, 1998;

             (iii) consolidated balance sheets and statements of income and cash flows of Products Unlimited for its fiscal year ended August 31, 1998 and its fiscal quarter ended November 30, 1998; and

             (iv) consolidated projected financial statements (including cash flow projections) of Holdings and its Subsidiaries for the years 1999 through 2004, after giving effect to the Transactions.

          (r)  Minimum Revolving Loan Availability.  After giving effect to the
               -----------------------------------
Loans to be made and the Letters of Credit to be issued or outstanding on the Restatement Effective Date, each of the Aggregate Revolving Commitment and the Revolving Availability as of the Restatement Effective Date shall exceed the sum of the aggregate principal amount of all outstanding Revolving Loans and Swingline Loans, plus the aggregate amount of all outstanding Letter of Credit Obligations, by an amount equal to or greater than $9,500,000.

          (s)  Subordinated Debt Compliance.  (i)  The Borrower shall have
               ----------------------------
delivered to the Administrative Agent a certificate of its chief financial officer demonstrating in reasonable detail (and showing the financial calculations therefor) that the full amount of the Tranche B Term Loans may be incurred on the Restatement Effective Date in accordance with, and will not violate the provisions of, Section 4.12(a) of the Borrower Senior Subordinated
Note Indenture; and

          (ii) the Borrower also shall have delivered to the trustee under the Borrower Senior Subordinated Note Indenture and to the Administrative Agent the officers' certificate contemplated by clause (z) of the final sentence of the definition of "Senior Debt" contained therein.

          5.02  Conditions to all Borrowings and the Issuance of any Letters of
                ---------------------------------------------------------------
Credit.  The obligation of each Lender to make any Loan hereunder (other than
------
a Revolving Loan made pursuant to a Mandatory Borrowing) and the obligation of each Issuing Lender to issue, renew or amend any Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or date of issuance, as the case may be:

          (a)  Notice.  The Administrative Agent shall have received a Notice
               ------
of Borrowing or in the case of a Swingline Loan, the notice required under
Section 2.03(f); or in the case of any
---------------
issuance of any Letter of Credit, the applicable Issuing Lender and the Administrative Agent shall have received a Letter of Credit Application, as required under Section 3.02;
               ------------

          (b)  Continuation of Representations and Warranties.  The
               ----------------------------------------------
representations and warranties contained in Article VI and in the other Loan
                                            ----------
Documents shall be true and correct in all material respects on and as of such Borrowing Date or date of issuance (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);

          (c)  No Existing Default.  No Default or Event of Default shall
               -------------------
exist or shall result from such Borrowing or issuance of such Letter of Credit; and

          (d)  No Material Adverse Effect.  Since September 30, 1998, no
               --------------------------
events have occurred which, individually or in the aggregate, have had, or could reasonably be expected to have, a Material Adverse Effect.

Each Notice of Borrowing, request for a Swingline Loan or Letter of Credit Application submitted by the Borrower hereunder shall be deemed to constitute a representation and warranty by the Borrower hereunder, as of the date of each such notice or application and as of the date of each Borrowing that the applicable conditions in this Section 5.02 are satisfied.
                              ------------

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES

          Each of Holdings and the Borrower represents and warrants with respect to itself and its Subsidiaries to the Administrative Agent, the Issuing Lenders and each Lender as of the Restatement Effective Date and as of the date of each Borrowing of Loans or issuance, renewal or amendment of each Letter of Credit that:

          6.01  Corporate Existence and Power.  Each of Holdings and each of
                -----------------------------
its Subsidiaries:

          (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) has the power and authority and has or will have on or prior to the date required to be obtained all governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and has duly executed and delivered each such Transaction Document, in each case other than (i) immaterial third party authorizations, consents and approvals for the Transaction and (ii) filings necessary to perfect the security interest in that portion of the Collateral under the Security Agreement which was acquired pursuant to the Acquisition (which filings have been made to the extent that this representation and warranty is made (or deemed made) after 10 days after the Restatement Effective Date);

          (c) is duly qualified to do business as a foreign corporation, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the nature or conduct of its business requires such qualification or license except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect; and

          (d) is in compliance with all Requirements of Law, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          6.02  Corporate Authorization; No Contravention.  The execution,
                -----------------------------------------
delivery and performance by each of Holdings and each of its Subsidiaries of any Transaction Document to which such Person is party have been duly authorized by all necessary corporate action, and do not and will not:

          (a)  contravene the terms of any of such Person's charter or by-laws;

          (b) conflict with or result in any breach or contravention of, or the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Collateral Documents) under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

          (c)  violate any Requirement of Law.

          6.03  Governmental Authorization.  No approval, consent, exemption,
                --------------------------
authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Holdings or any of its Subsidiaries of any Transaction Document to which any such Person is a party, in each case other than (i) immaterial approvals, consents, exemptions or authorizations relating to the Transaction and (ii) filings necessary to perfect security interest in that portion of the Collateral under the Security Agreement which was acquired pursuant to the Acquisition (which filings have been made to the extent that this representation and warranty is made (or deemed made) after 10 days after the Restatement Effective Date).

          6.04  Binding Effect.  This Agreement and each other Transaction
                --------------
Document to which Holdings or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of Holdings and each of its Subsidiaries to the extent such Person is a party thereto, enforceable against such Person in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

          6.05  Litigation.  There are no actions, suits, proceedings, claims
                ----------
or disputes pending, or to the best knowledge of Holdings or the Borrower, threatened at law, in equity, in arbitration or before any Governmental Authority, against Holdings or any of its Subsidiaries or any of their respective properties or assets which:

          (a) purport to affect or pertain to this Agreement or any other Loan Document; or

          (b)  could reasonably be expected to have a Material Adverse Effect.

          As of the Restatement Effective Date, no injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Transaction Document, or directing that any other transaction provided for herein not be consummated as herein provided.

          6.06  No Default.  No Default or Event of Default exists or would
                ----------
result from the incurring of any Obligations by Holdings, the Borrower or any Subsidiary Guarantor. Neither Holdings nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

          6.07  ERISA Compliance.  Each Plan (and each related trust, insurance
                ----------------
contract or fund) is in material compliance with its terms and with all applicable laws, including, without limitation, ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability which, when added to the aggregate amount of Unfunded Current Liabilities with respect to all other Plans, exceeds $250,000; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been timely made; neither Holdings nor any Subsidiary of Holdings nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to
Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of
ERISA or Section 401(a)(29), 4971 or 4975 of the Code or expects to incur any such material liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to Holdings or any Subsidiary of Holdings or any ERISA Affiliate of incurring a material liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of Holdings and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan, would not exceed $250,000; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of Holdings, any Subsidiary of Holdings, or any ERISA Affiliate has at all times been operated in material compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of Holdings or any Subsidiary of Holdings or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Holdings and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any material liability.

          6.08  Use of Proceeds; Margin Regulations.  The proceeds of the
                -----------------------------------
Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section 7.14.
                 ------------

          6.09  Title to Properties.  Holdings and each of its Subsidiaries
                -------------------
have good record and marketable title in fee simple to, or valid leasehold interests in, all material property owned or leased by them, free and clear of all Liens other than Permitted Liens. All Real Property owned or leased by Holdings or any of its Subsidiaries as of the Restatement Effective Date, and the nature of the interest therein, is correctly set forth on Schedule 6.09.

          6.10  Taxes.  Each of Holdings and each of its Subsidiaries has
                -----
filed all federal and state income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all taxes and assessments payable by it which have become due, except for immaterial taxes and taxes contested in good faith and adequately disclosed and fully provided for on the financial statements of Holdings and its Subsidiaries in accordance with GAAP. Holdings and each of its Subsidiaries have at all times paid, or have provided adequate reserves (in the good faith judgment of the management of Holdings) for the payment of, all federal, state, local and foreign income taxes (other than immaterial taxes) applicable for all prior fiscal years and for the current fiscal year to date. There is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of Holdings and the Borrower threatened, by any authority regarding any taxes relating to Holdings or any of its Subsidiaries. As of the Restatement Effective Date, neither Holdings nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of Holdings or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of Holdings or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

          6.11  Financial Statements.   (a) All balance sheets, statements of
                --------------------
operations and other financial data of Holdings and its Subsidiaries and Products Unlimited and its Subsidiaries which have been or shall hereafter be furnished to the Administrative Agent and the Lenders for the purposes of or in connection with this Agreement or any transaction contemplated hereby do and will present fairly, in all material respects, the financial condition of Holdings and its Subsidiaries and Products Unlimited and its Subsidiaries as of the dates thereof and the results of their operations for the period(s) covered thereby. The projections which have been furnished by (or on behalf of) Holdings or any of its Subsidiaries to the Administrative Agent or any Lender pursuant to Section 5.01(q) represent management's good faith estimates of
            ---------------
future performance based upon historical financial information and reasonable assumptions of management, it being recognized that such projections are not to be viewed as facts and do not constitute a warranty as to the future performance of Holdings or its Subsidiaries and that actual results may vary from projected results and such variances may be material.

          (b) The audited financial statements for Holdings' fiscal year ended December 31, 1998 shall be (and at the time of delivery thereof to the Lenders are) the same in all material respects to the draft financial statements which have been furnished by (or on behalf of) Holdings pursuant to Section
                                                              -------
5.01(q)(ii).
-----------

          6.12  Securities Law, etc.; Compliance.  All transactions
                --------------------------------
contemplated by this Agreement and the other Loan Documents comply with (x) Regulations T, U and X of the Federal Reserve Board and (y) all other applicable laws and any rules and regulations thereunder.

          6.13  Governmental Regulation.  Neither Holdings nor any of its
                -----------------------
Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a holding company", within the meaning of the Public Utility Holding Company Act of 1935.

          6.14  Labor Controversies.  There are no labor controversies pending
                -------------------
or, to the best of Holdings' and the Borrower's knowledge, threatened against it or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

          6.15  Subsidiaries.  Holdings has no Subsidiaries, except, on the
                ------------
Restatement Effective Date, those Subsidiaries which are identified in Schedule
                                                                       --------
6.15 and, thereafter, those Subsidiaries permitted to be formed or acquired in
----
compliance with the terms hereof.

          6.16  Patents, Trademarks, etc.  Each of Holdings and each of its
                -------------------------
Subsidiaries owns (or is licensed to use) and possesses all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, copyrights, permits, licenses and authorizations as it considers necessary for the conduct of the business of Holdings and its Subsidiaries as now conducted without, individually or in the aggregate, any infringement upon rights of other Persons which could reasonably be expected to have a Material Adverse Effect.

          6.17  Accuracy of Information.  All factual information heretofore
                -----------------------
or contemporaneously herewith furnished by or on behalf of Holdings or any of its Subsidiaries in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby and all other such factual information hereafter furnished by or on behalf of Holdings or any of its Subsidiaries to the Administrative Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information, in the light of the circumstances existing at the time such information was delivered, not misleading.

          6.18  Hazardous Materials.  Neither Holdings nor any of its
                -------------------
Subsidiaries have caused or permitted any Hazardous Material to be disposed of or otherwise released, either from, on or under any property currently or formerly legally or beneficially owned or operated by, or otherwise used by, Holdings or any of its Subsidiaries, which has or could reasonably be expected to have a Material Adverse Effect. No such property has ever been used as a dump site or storage site for any Hazardous Materials or otherwise contains or contained Hazardous Materials, which has or could reasonably be expected to have a Material Adverse Effect. The failure, if any, of Holdings or any of its Subsidiaries, in connection with their current and former properties or their businesses, to be in compliance with any Environmental Law or to obtain any permit, certificate, license, approval and other authorization under such Environmental Laws has not had, nor is reasonably expected to have, a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries have entered into, have agreed to or are subject to any judgment, decree or order or other similar requirement of any Governmental Authority under any Environmental Law, including without limitation, relating to compliance or to investigation, cleanup, remediation or removal of Hazardous Materials, which has or could reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries have contractually assumed any liabilities or obligations under any Environmental Law which have or could reasonably be expected to have a Material Adverse Effect. There are no facts or circumstances which exist that could reasonably be expected to give rise to liabilities with respect to Hazardous Materials or any Environmental Law, which have or could reasonably be expected to have a Material Adverse Effect.

          6.19  Collateral Documents.
                --------------------

          (i) The provisions of the Pledge Agreement will be, on and after the Restatement Effective Date, effective to create, in favor of the Collateral Agent for the benefit of the Lenders and the Collateral Agent, legal, valid and enforceable security interests in all of the Collateral described therein, and upon the taking of and continued possession of such Collateral by the Collateral Agent on or prior to the Restatement Effective Date, the Pledge Agreement shall constitute, as of and after the Restatement Effective Date, a fully perfected security interest in such Collateral superior in right to any other security interests, existing or future, which any Person may have against such Collateral, except to the extent, if any, otherwise provided in the Pledge Agreement;

          (ii) the provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Lenders and the Collateral Agent, a legal, valid and enforceable security interest in all right, title and interest in all of the Collateral described therein, and the Security Agreement, upon the filing of Form UCC-1 financing statements or the appropriate equivalent (which filing has been made or to the extent that this representation is being made with respect to that portion of such Collateral acquired pursuant to the Acquisition, such filing will have been made within 10 days after the Restatement Effective Date), create a fully perfected first priority lien on, and security interest in, all right, title and interest in all of the

Collateral described in the Security Agreement to the extent that such security interests can be perfected by the filing of a financing statement under the UCC or in which a filing may be made in the United States Patent and Trademark Office or in the United States Copyright Office, subject to no other Liens other than Permitted Liens; and

          (iii) after the execution and delivery thereof, the Mortgages create, for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on the respective Mortgaged Properties covered thereby in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefits of the Lenders and the Collateral Agent, superior to and prior to the rights of all third Persons (except that the security interest and mortgage lien created in the Mortgaged Properties may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Liens).

          6.20  Solvency.  On and as of the Restatement Effective Date and
                --------
after giving effect to the Transaction and to all Indebtedness being incurred or assumed and Liens created by the Credit Parties in connection therewith (a) the sum of the assets, at a fair valuation on a going-concern basis, of each of the Borrower on a stand-alone basis and of Holdings and its Subsidiaries taken as a whole will exceed its debts; (b) each of the Borrower on a stand-alone basis and Holdings and its Subsidiaries taken as a whole has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature; and (c) each of the Borrower on a stand alone basis and Holdings and its Subsidiaries taken as a whole will have sufficient capital with which to conduct its business. For purposes of this
Section 6.20, "debt" means any liability on a claim, and "claim" means (i) right
------------
to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          6.21  Representations and Warranties in the other Documents.    All
                -----------------------------------------------------
representations and warranties made by any Credit Party or Products Unlimited (or any shareholder thereof) in the Acquisition Documents and in the other Transaction Documents were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made) and shall be true and correct in all material respects as of Restatement Effective Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

          6.22  Capitalization.
                --------------

          (a) On the Restatement Effective Date and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of Holdings shall consist of (i) 7,800,000 shares of common stock, $.01 par value per share ("Holdings Common Stock"), of which 1,064,472 shares
                           ---------------------
shall be issued and outstanding and (ii) 110,000 shares of preferred stock, $.01 par value per share ("Holdings Preferred Stock"), of which 1,932 shares shall be
                      ------------------------
issued and outstanding. All outstanding shares of capital stock of Holdings have been duly and validly issued and are fully paid and non-assessable. Holdings does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, except (i) for options and warrants to purchase shares of Holdings' Common Stock which may be issued from time to time, (ii) as provided in the Holdings Bridge Junior Subordinated Notes and (iii) as provided in the Shareholders Agreement.

          (b) On the Restatement Effective Date and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized capital stock of (i) the Borrower shall consist of 1,000 shares of common stock, $.01 par value per share, of which 1,000 shares shall be issued and outstanding and owned by Holdings, (ii) Kilovac shall consist of 200,000 shares of Class A common stock, $.01 par value per share, of which 124,785 shares shall be issued and outstanding and owned by the Borrower and 200,000 shares of Class B shares of common stock, $.01 par value per shares, none of which shares shall be issued and outstanding, (iii) Corcom shall consist of 1,000 shares of common stock, $.01 par value per share, of which 1,000 shares shall be issued and outstanding and owned by the Borrower and (iv) Products Unlimited shall consist of 50,000 shares of Class B common stock, $1.00 par value per share, of which 1,000 shares shall be issued and outstanding and owned by the Borrower and 50,000 shares of preferred stock, no par value per share, of which 1,000 shares shall be issued and outstanding and owned by the Borrower. All outstanding shares of capital stock of the Borrower, Kilovac, Corcom, and Products Unlimited have been duly and validly issued, are fully paid and nonassessable. Neither the Borrower, Kilovac, Corcom nor Products Unlimited has outstanding securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

          6.23  Special Purpose Corporation.  Holdings engages in no significant
                ---------------------------
business activities and has no significant assets (other than the capital stock of the Borrower, Investments permitted to be made by it pursuant to Section
                                                                    -------
8.05(xvi), immaterial assets used for the performance of those activities
---------
permitted to be performed by Holdings pursuant to Section 8.14(b) and any
                                                  ---------------
obligations held by it to the extent permitted by Section 8.05(vi)) or
                                                  ----------------
liabilities (other than those incurred under this Agreement and under the other Transaction Documents to which it is a party and, after the issuance thereof in accordance with the terms of this Agreement, the Holdings Junior Subordinated Notes, the Holdings Shareholder Subordinated Notes, any Intercompany Note and any guaranty issued under Section 8.04(vii) or 8.04(viii)).
                          -----------------    ----------

          6.24  Insurance.  Schedule 6.24 sets forth a true and complete
                ---------   -------------
listing of all insurance maintained by Holdings and its Subsidiaries as of the Restatement Effective Date, and with the amounts insured (and any deductibles) set forth therein.

          6.25  Borrower Senior Subordinated Note; etc.
                ---------------------------------------

          (a) The subordination provisions contained in the Borrower Senior Subordinated Note Documents are enforceable against the Borrower, the respective Subsidiary Guarantors and the holders thereof, and all Obligations and Guaranteed Obligations (as defined in the Subsidiary Guaranty) are within the definition of "Senior Debt" or "Guarantor Senior Debt", as the case may be, included in such subordination provisions, and the Borrower's incurrence of the Obligations are permitted under Section 4.12 of the Borrower Senior Subordinated
Note Indenture.

          (b) The subordination provisions contained in the Holdings Junior Subordinated Notes and any Holdings Shareholder Subordinated Notes are enforceable against Holdings and the holders thereof, and all Guaranteed Obligations (as defined in this Agreement) and within the definition of "Superior Debt" and "Senior Indebtedness", as the case may be, included in such subordination provisions.

          6.26  The Transaction.
                ---------------

          (a) Each of the Transaction Documents filed with the Securities and Exchange Commission and other securities authorities complied in all material respects with the provisions of the Exchange Act and all other applicable federal securities laws, state securities or "Blue Sky" laws, foreign securities laws, general corporation laws and rules and regulations thereunder;

          (b) All conditions precedent to, and all consents necessary to permit, the Acquisition and the other components of the Transaction pursuant to the Acquisition Documents and the other Transaction Documents have been satisfied or delivered, or waived with the prior written consent of the Administrative Agent, and no material breach of any term or provision of any Acquisition Document or any other Transaction Document has occurred and no action has been taken by any competent authority which restrains, prevents or imposes material adverse conditions upon, or seeks to restrain, prevent or impose material adverse conditions upon, the Acquisition, the other components of the Transaction or the funding of any Loans and issuance of any Letters of Credit hereunder;

          (c) (x) The Acquisition has been consummated in all material respects in accordance with the Acquisition Documents and all applicable laws, (y) Holdings has received gross cash proceeds of at least $1,428,247.20 from the issuance of additional shares of Holdings Common Stock and $3,571,752.80 from the issuance of a like principal amount of additional Holdings Junior Subordinated Notes and (z) all such proceeds have been contributed by Holdings to the equity capital of the Borrower.

          6.27  Year 2000 Compliance.  As of the Restatement Effective Date, the
                --------------------
Borrower is in the process of reviewing and assessing all computer applications which are material to the Borrower's and its Subsidiaries' businesses (including those affected by key suppliers and vendors) with respect to the ability of such applications to correctly recognize references to, and abbreviations of, the year 2000 (including, without limitation, references to "00" as the year 2000 and not the year 1900) (referred to herein as "Year 2000 Compliant") and has developed a
                                   -------------------
plan and timeline for addressing the "Year 2000 Problem" on a timely basis. The Borrower reasonably believes that to the extent one or more of such computer applications of the Borrower or its Subsidiaries is not Year 2000 Compliant, that such deficiencies would be addressed prior to the year 2000 to the extent such deficiencies could reasonably be expected to have a Materially Adversely Effect.

                                  ARTICLE VII
                             AFFIRMATIVE COVENANTS

          Each of Holdings and the Borrower agrees with the Administrative Agent, each Issuing Lender and each Lender that, until all Commitments and Letters of Credit have terminated and all Obligations (other than indemnities for which no request for payment has been made) have been paid and performed in full:

          7.01  Financial Statements.  Holdings and the Borrower shall deliver
                --------------------
to the Administrative Agent in form and detail reasonably satisfactory to the Administrative Agent and the Majority Lenders:

          (a) as soon as available, but not later than 90 days after the end of each fiscal year of Holdings (commencing with its fiscal year ending December 31, 1998), (i) a copy of the audited consolidated balance sheet of Holdings and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Deloitte & Touche LLP or another nationally-recognized independent public accounting firm reasonably acceptable to the Administrative Agent which report shall state that such consolidated financial statements present fairly, in all material respects, the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes agreed upon by Holdings and such auditors which are disclosed and described in such statements), and (ii) management's discussion and analyses of the material operational and financial developments during such fiscal year. The accountant's opinion referred to above shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of the records of Holdings or any of its Subsidiaries;

          (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings,
     (i) a copy of the unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries as of the end of such fiscal quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such fiscal quarter, in each case setting forth comparative figures for the corresponding fiscal quarter in the prior fiscal year, and certified by the Chief Financial Officer, the Vice

     President-Finance or any other Responsible Officer of Holdings as being complete and correct and fairly presenting in all material respects, in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnote disclosure), the financial position and the results of operations of Holdings and its Subsidiaries and (ii) management's discussion and analysis of the material operational and financial developments during such fiscal quarter;

          (c) as soon as available, but not later than 45 days after the end of each fiscal month of each fiscal year of Holdings, a copy of the unaudited consolidated balance of Holdings and its consolidated Subsidiaries as of the end of such fiscal month and the related consolidated statements of income, shareholders' equity and cash flows for such fiscal month and for the elapsed portion of the fiscal year ended the last day of such fiscal month, in each case setting forth comparative figures for the corresponding fiscal month in the prior fiscal year and comparable budgeted figures for such fiscal month and certified by the Chief Financial Officer, the Vice President-Finance or any other Responsible Officer of Holdings as being complete and correct and fairly presenting in all material respects, in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnote disclosure), the financial position and the results of operations of Holdings and its Subsidiaries;

          (d) as soon as available, but not later than 30 days following the first day of each fiscal year of Holdings, a budget (including budgeted statements of income and sources and uses of cash and balance sheets) prepared by Holdings for each of the twelve months of such fiscal year prepared in detail; and

          (e) as soon as available, but in any event not later than 30 days after the end of each calendar month, a Borrowing Base Certificate with respect to such month then ended.

          7.02  Certificates; Other Information.  Holdings and the Borrower
                -------------------------------
shall furnish to the Administrative Agent:

          (a) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), (x) a Compliance Certificate and
                    ----------------     ---
     (y) a certificate executed and delivered by a Responsible Officer of Holdings certifying that the Borrower was in compliance with the provisions of Section 4.12 of the Borrower Senior Subordinated Note Indenture for the period ended as of the date of such financial statements (together with a schedule calculating such compliance in reasonable detail satisfactory to the Administrative Agent);

          (b) to the extent not previously delivered with respect to any Adjustment Date, concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a Leverage Ratio Certificate duly
                    ----------------     ---
     executed by a Responsible Officer of Holdings;

          (c) promptly after Holdings' or any of its Subsidiaries' receipt thereof, a copy of any "management letter" received from its certified public accountants and management's response thereto;

          (d) promptly after the same are sent, copies of all financial statements and reports which Holdings sends to its shareholders generally; and promptly after the same are filed, copies of all financial statements and regular, periodical or special reports which Holdings or any of its Subsidiaries may make to, or file with, the Securities and Exchange Commission;

          (e) promptly, such additional business, financial and other information with respect to Holdings or any of its Subsidiaries as the Administrative Agent or any Lender may from time to time reasonably request; and

          (f) within five Business Days after receipt of same, notice of receipt by Holdings of the additional financing contemplated by Section 9.01(l).

          7.03  Notices.  Holdings and the Borrower shall, upon any
                -------
Responsible Officer of Holdings or the Borrower obtaining knowledge thereof, give notice (accompanied by a reasonably detailed explanation with respect thereto) promptly to the Administrative Agent, the Issuing Lender and each Lender of:

          (a)  the occurrence of any Default or Event of Default;

          (b) any litigation, arbitration or governmental investigation or proceeding which has been instituted or, to the knowledge of a Responsible Officer of Holdings or the Borrower, is threatened against Holdings or any of its Subsidiaries or to which any of their respective properties is subject (i) which could reasonably be expected to result in a Material Adverse Effect or (ii) relates to this Agreement, any other Transaction Document, the Transaction or any of the transactions contemplated hereby;

          (c) promptly after any Responsible Officer of Holdings or the Borrower obtains knowledge thereof, notice of one or more of the following environmental matters, unless such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to have a Material Adverse Effect:

                  (i) any pending or threatened Environmental Claim against Holdings or any of its Subsidiaries or any real property owned or operated by Holdings or any of its Subsidiaries;

                  (ii) any condition or occurrence on or arising from any real property owned or operated by Holdings or any of its Subsidiaries that
          (a) results in noncompliance by Holdings or any of its Subsidiaries with any applicable Environmental Law or (b) could be expected to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any such real property;

                  (iii) any condition or occurrence on any real property owned or operated by Holdings or any of its Subsidiaries that could be expected to cause such real property to be subject to any restrictions on the ownership, occupancy, use or transferability by Holdings or any of its Subsidiaries of such real property under any Environmental Law; and

                  (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any real property owned or operated by Holdings or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided, that in any event Holdings shall
                                 --------
          deliver to the Administrative Agent and each Lender all notices received by Holdings or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA which identify Holdings or any of its Subsidiaries as potentially responsible parties for remediation costs or which otherwise notify Holdings or any of its Subsidiaries of potential liability under CERCLA; and

          (d) as soon as possible and, in any event, within ten (10) days after any Responsible Officer of Holdings or the Borrower knows or has reason to know of the occurrence of any of the following, Holdings will deliver to the Administrative Agent a certificate of the Chief Financial Officer of Holdings setting forth in reasonable detail information as to such occurrence and the action, if any, that Holdings, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Holdings, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that Holdings has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may reasonably be expected to be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made with respect to a Plan has not been timely made; that a Plan has been or may reasonably be expected to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability which, when added to the amount of Unfunded Current Liabilities with respect to all other Plans, exceeds $250,000; that proceedings may be reasonably expected to be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to
     Section 515 of ERISA to collect a delinquent contribution to a Plan; that Holdings, any Subsidiary of Holdings or any ERISA Affiliate will or may reasonably be expected to incur any material liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a
     Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that Holdings or any Subsidiary of Holdings may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) with respect to providing benefits to retired employees or other former employees (other than as required by Section 601 of ERISA or Section 4980B of the Code) or any Plan in addition to the liability that existed under the terms of such Plan or Plans on the Original Effective Date. Upon request of the Administrative Agent or any Lender, Holdings will deliver to the Administrative Agent (i) a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service and (ii) copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. In addition to any certificates or notices delivered to the Administrative Agent pursuant to the first sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC, and any material notices received by Holdings, any Subsidiary of Holdings or any ERISA Affiliate with respect to any Plan shall be delivered to the Administrative Agent no later than ten (10) days after the date such annual report has been filed with the Internal Revenue Service or such records, documents and/or information has been furnished to the PBGC or such notice has been received by Holdings, the Subsidiary or the ERISA Affiliate, as applicable.

          7.04  Books, Records and Inspections.  Holdings shall, and shall
                ------------------------------
cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries in conformity with GAAP and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Holdings shall, and shall cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Lender to visit and inspect, under guidance of officers of Holdings or such Subsidiary, any of the properties of Holdings or such Subsidiary and, under guidance of officers of Holdings or such Subsidiary, to examine the books of account of Holdings or such Subsidiary and discuss the affairs, finances and accounts of Holdings or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable prior notice and at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or such Lender may reasonably request.

          7.05  Maintenance of Property; Insurance.
                ----------------------------------

          (a) Holdings shall, and shall cause each of its Subsidiaries to, (i) keep all property necessary to the business of Holdings and its Subsidiaries in reasonably good working order and condition, ordinary wear and tear excepted, (ii) maintain insurance on all such property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice for companies similarly situated owning similar properties in the same general areas in which Holdings or any of its Subsidiaries operates, and (iii) furnish to the Administrative Agent, on each date on which financial statements are delivered pursuant to
Section 7.01(a), full information as to the insurance carried.
---------------

          (b) Holdings shall, and shall cause each of its Subsidiaries to, at all times keep its property insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by Holdings and/or such Subsidiaries) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and/or additional insured), (ii) shall state that such insurance policies shall not be cancelled without at least 30 days' prior written notice thereof (or 10 days' prior written notice in the case of nonpayment of premium) by the respective insurer to the Collateral Agent (or such shorter period of time as a particular insurance company policy generally provides) and (iii) shall be deposited with the Collateral Agent.

          (c) If Holdings or any of its Subsidiaries shall fail to insure its property in accordance with this Section 7.05, or if Holdings or any of its
                                 ------------
Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and Holdings and the Borrower agree to reimburse the Collateral Agent for all reasonable costs and expenses of procuring such insurance.

          7.06  Corporate Franchises.  Holdings shall, and shall cause each of
                --------------------
its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this
                                  --------  -------
Section 7.06 shall prevent (i) sales of assets and other transactions by
------------
Holdings or any of its Subsidiaries in accordance with Section 8.02 or (ii) the
                                                       ------------
withdrawal by Holdings or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a Material Adverse Effect.

          7.07  Compliance with Law.  Holdings shall, and shall cause each of
                -------------------
its Subsidiaries to, comply with all Requirements of Law of any Governmental Authority, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          7.08  Payment of Taxes.  Holdings shall pay and discharge, and shall
                ----------------
cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 8.01(i);
                                                             ---------------
provided, that neither Holdings nor any of its Subsidiaries shall be required to
--------
pay any such tax, assessment, charge, levy or claim which is immaterial or is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

          7.09  Contributions.  Except as expressly permitted by Section
                -------------                                    -------
8.03(vii), Section 8.05(xvi) and the last sentence of Section 8.11, Holdings
---------- -----------------                          ------------
shall contribute as a common equity contribution to the capital of the Borrower upon its receipt thereof, any cash proceeds received by Holdings from any asset sale, any incurrence of Indebtedness, any Recovery Event, any sale or issuance of its equity or any cash capital contributions received by Holdings.

          7.10  End of Fiscal Years; Fiscal Quarters.  Holdings shall, for
                ------------------------------------
financial reporting purposes, cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year. Notwithstanding the foregoing, Products Unlimited and its Subsidiaries may have a fiscal year and fiscal quarter ends that are on dates that are different than those of Holdings and its other Subsidiaries, although Holdings agrees to cause Products Unlimited to change its and its Subsidiaries' fiscal year and fiscal quarter ends to dates that are consistent with those of Holdings and its other Subsidiaries as promptly as practicable following the Restatement Effective Date.

          7.11  Cash Management System.  Holdings shall maintain, and shall
                ----------------------
cause each of its Subsidiaries to maintain, their cash management system on a basis consistent with their cash management system as in effect on the Restatement Effective Date (although no daily cash sweeps against outstanding Loans shall be required); provided, however, to the extent that any Credit Party
                          --------  -------
maintains any bank account (other than payroll accounts) with an institution other than the Administrative Agent in which more than $250,000 is maintained at any time, such Credit Party shall promptly notify the Administrative Agent thereof, and to the extent requested by the Administrative Agent or the Majority Lenders, such Credit Party shall cause such other institution to enter into lockbox and blocked account arrangements with the Collateral Agent on terms reasonably acceptable to the Administrative Agent.

          7.12  Foreign Subsidiaries Security.  (a) Within 30 days following
                -----------------------------
the request therefor by the Administrative Agent at any time after the Restatement Effective Date, or immediately upon Holdings' or any of its Subsidiaries acquisition thereof after the Restatement Effective Date if requested by the Administrative Agent, in any case in the Administrative Agent's sole discretion, Holdings shall pledge, or cause to be pledged, pursuant to the Pledge Agreement, an amendment thereto, or a similar separate pledge agreement, in any case in form and substance reasonably acceptable to the Administrative Agent, 66% of the issued and outstanding capital stock and other equity interests of each Foreign Subsidiary of Holdings (or such lesser percentage owned by Holdings and its Subsidiaries), as additional security for the Obligations.

          (b) If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower reasonably acceptable to the Administrative Agent does not within 30 days after a request from the Administrative Agent or the Majority Lenders deliver evidence, in form and substance mutually satisfactory to the Agent and the Borrower, with respect to any Foreign Subsidiary which has not already had all of its stock pledged pursuant to the Pledge Agreement that (i) a pledge (x) of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, or (y) of any promissory note issued by such Foreign Subsidiary to the Borrower or any of its Domestic Subsidiaries,
(ii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement or (iii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Subsidiary Guaranty, in any such case could reasonably be expected to cause (I) the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes or (II) other material adverse federal income tax consequences to the Credit Parties, then in the case of a failure to deliver the evidence described in clause (i) above,
                                                           ----------
that portion of such Foreign Subsidiary's outstanding capital stock or any promissory notes so issued by such Foreign Subsidiary, in each case not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Collateral Agent for the benefit of the Lenders pursuant to the Pledge Agreement or a Guarantor Supplement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver the
   -----------
Security Agreement and the Pledge Agreement or a Guarantor Supplement (or another security agreement and pledge agreement in substantially similar form, if needed), granting the Collateral Agent for the benefit of the Lenders a security interest in all of such Foreign Subsidiary's assets and securing the Obligations of the Borrower under the Loan Documents and, in the event the Subsidiary Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary
                                     ------------
shall execute and deliver the Subsidiary Guaranty or a Guarantor Supplement (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the Borrower under the Loan Documents, in each case to the extent that the entering into such Pledge Agreement, Security Agreement, Subsidiary Guaranty, Guarantor Supplement (or similar instrument) is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 7.12 to be in form and substance reasonably satisfactory to the
        ------------
Administrative Agent.

          (c) The Borrower shall execute and deliver, or cause to be executed and delivered, to the Administrative Agent, concurrently with the execution and delivery of any Collateral Documents pursuant to this Section 7.12, such
                                                      ------------
corporate resolutions, legal opinions, corporate certificates, financing statements, stock certificates, stock powers, and other foreign and domestic perfection documents (as applicable) as the Administrative Agent shall reasonably request in connection with such execution and delivery.

          7.13  Holdings Preferred Stock.  Holdings shall pay all Dividends on
                ------------------------
the Holdings Preferred Stock in additional shares of Holdings Preferred Stock rather than in cash; provided that in lieu of issuing additional shares of Holdings Preferred Stock as Dividends, Holdings may increase the liquidation preference of the shares of the Holdings Preferred Stock in respect of which such Dividends have accrued.

          7.14  Use of Proceeds; Margin Regulations.
                -----------------------------------

          (a) All proceeds of the Revolving Loans and Swingline Loans shall be used for the working capital and general corporate purposes of the Borrower and its Subsidiaries, including to make Permitted Acquisitions, provided that up to $1,250,000 of Revolving Loans and Swingline Loans in the aggregate (plus up to an additional $500,000 to reflect the increased working capital of Products Unlimited as of the Restatement Effective Date) may be used to finance the Acquisition and the Refinancing and to pay any fees and expenses in connection with the Transaction. All proceeds of the Tranche B Term Loans shall be used to finance, in part, the Acquisition and the Refinancing and to pay fees and expenses in connection with the Transaction. All proceeds of Tranche A Term Loans were used as provided under the Original Credit Agreement.

          (b) Holdings and the Borrower shall ensure that no part of any Loan or Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock or will violate or be inconsistent with the provisions of Regulations T, U and X of the Federal Reserve Board.

          7.15  Liens on Real Property.  (A) Within 90 days following the
                ----------------------
Restatement Effective Date, the Collateral Agent shall have received:

          (i) fully executed counterparts of mortgages, deeds of trust or deeds to secure debt, in each case in form and substance reasonably satisfactory to the Administrative Agent (the "Mortgages"), which Mortgages shall cover such of the Real Property owned or leased by the Credit Parties (after giving effect to the occurrence of the Restatement Effective Date) as shall be designated on Schedule 6.09 (together with any Real Property designated pursuant to paragraph (B) of this Section 7.15, the "Mortgaged
                 -------------         ------------
     Properties"), together with evidence that counterparts of the Mortgages have been delivered to the title insurance company insuring the Lien of the Mortgages for recording in all places to the extent necessary or, in the reasonable opinion of the Administrative Agent, desirable, to effectively create a valid and enforceable first priority mortgage lien on each Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desirable under local law) for the benefit of the Lenders and the Collateral Agent;

          (ii) a mortgagee policy (or a binding commitment with respect thereto) on each such Mortgaged Property (the "Mortgage Policies") issued by a title insurer reasonably satisfactory to the Administrative Agent in amounts reasonably satisfactory to the Administrative Agent assuring the Administrative Agent that the Mortgages on such Mortgaged Properties are valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances related thereto and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent, and shall include, as appropriate, an endorsement for future advances under this Agreement, the Revolving Notes and the Term Notes, shall not include an exception for mechanics' liens, shall provide for affirmative insurance and such reinsurance as the Administrative Agent may reasonably request and shall provide for any other matter that the Administrative Agent may reasonably request;

          (iii) a recent survey, in form and substance reasonably satisfactory to the Administrative Agent, of each such Mortgaged Property, certified by a licensed professional surveyor reasonably satisfactory to the Administrative Agent;

          (iv) one or more opinions of counsel reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent, the Collateral Agent and each of the Lenders, from such counsel reasonably satisfactory to the Administrative Agent as the Administrative Agent may reasonably request, which opinions shall cover certain of the matters (but not title or lien priority) relating to the security interests granted pursuant to the Mortgages and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request; and

          (v) a landlord lien waiver with respect to each Leasehold of the Borrower and its Domestic Subsidiaries as set forth on Schedule 6.09, which landlord lien waivers shall be in form and substance reasonably satisfactory to the Administrative Agent.

     (B) The Borrower shall, and shall cause its Subsidiaries to, execute and deliver to the Collateral Agent, for the benefit of the Lenders, as additional security for the Obligations, within 30 days following the request therefor by the Administrative Agent after the Restatement Effective Date, in the Administrative Agent's sole discretion, a mortgage on any material Real Property now or hereafter acquired by Holdings or any of its Subsidiaries and located in the United States, together with such Mortgage Policies, surveys and opinions of counsel with respect thereto, the same to be in form and substance reasonably acceptable to the Administrative Agent. Each such Mortgage shall create a first priority Lien in favor of the Collateral Agent, for the benefit of the Lenders, against such Mortgaged Property, subject only to Permitted Liens related thereto.

     (C) The Administrative Agent and the Lenders hereby acknowledge and agree that the terms of this Section 7.15 shall not require the Borrower or any of its
                       ------------
Subsidiaries to take any action, other than using their commercially reasonable efforts, to obtain consents from third parties that are not Affiliates of Holdings or any of its Subsidiaries with respect to their compliance with this
Section 7.15.
------------

          7.16 Year 2000 Compliant.  Holdings and the Borrower will take all
               -------------------
reasonable steps to ensure that its, and its Subsidiaries', information systems and equipment are at all times after June 30, 1999 Year 2000 Complaint, except in so far as the failure to be Year 2000 Compliant could not reasonably be expected to result in Material Adverse Effect, and Holdings and the Borrower shall notify the Administrative Agent and each Lender promptly upon detecting any failure of such information systems and equipment to the Year 2000 Compliant. In addition, Holdings and the Borrower will provide the Administrative Agent and each Lender with such information about its year 2000 computer readiness (including, without limitation, information as to contingency plans, budgets and testing resulting) as the Administrative Agent or such Lender shall reasonably request.

                                 ARTICLE VIII
                              NEGATIVE COVENANTS

          Each of Holdings and the Borrower agrees with the Administrative Agent, each Issuing Lender and each Lender that, until all Commitments and Letters of Credit have terminated and all Obligations (other than indemnities for which no request for payment has been made) have been paid and performed in full:

          8.01  Liens.  Holdings will not, and will not permit any of its
                -----
Subsidiaries to, create, incur, assume, or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to Holdings or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 8.01
                             --------                             ------------
shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):
                                                            ---------------

             (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP or which are immaterial;

             (ii) Liens in respect of property or assets of Holdings or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of Holdings' or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of Holdings or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

             (iii) Liens in existence on the Restatement Effective Date which are listed, and the property subject thereto described, in Schedule 8.01,
                                                                -------------
     provided that (x) the aggregate principal amount of the Indebtedness, if
     --------
     any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties (other than proceeds and products of such assets or properties and accessions, replacements and substitutions thereof) of Holdings or any of its Subsidiaries;

             (iv)  Liens created pursuant to the Collateral Documents;

             (v) licenses, sublicenses, leases or subleases granted to other Persons not materially interfering with the conduct of the business of Holdings or any of its Subsidiaries;

             (vi) Liens upon assets of the Borrower or any of its Subsidiaries subject to Capital Lease Obligations to the extent such Capital Lease Obligations are permitted by Section 8.04(iv), provided that (x) such Liens
                                  ----------------  --------
     only serve to secure the payment of Indebtedness arising under such Capital Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capital Lease Obligation does not encumber any other asset of the Borrower or any Subsidiary of the Borrower;

             (vii) Liens placed upon property acquired after the Restatement Effective Date and used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of the acquisition thereof by the Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such property or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (x) the
                                                           --------
     aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (vii), when added to the aggregate outstanding
                       ------------
     principal of all Indebtedness secured by Liens permitted under clause (vi)
                                                                    -----------
     of this Section 8.01, shall not at any time outstanding exceed $2,000,000
             ------------
     and (y) in all events, the Lien encumbering the property so acquired does not encumber any other asset (other than proceeds and products of such property and accessions, replacements and substitutions thereof) of the Borrower or such Subsidiary;

             (viii) easements, rights-of-way, restrictions, zoning rights, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of Holdings or any of its Subsidiaries;

             (ix) Liens arising from precautionary UCC financing statement filings regarding operating leases;

             (x) Liens arising out of the existence of judgments or awards to the extent not constituting an Event of Default under Section 9.01(i);
                                                           ---------------

             (xi) statutory and common law landlords' liens under leases to which Holdings or any of its Subsidiaries is a party;

             (xii) (x) Liens (other than Liens imposed under ERISA) incurred in the ordinary course of business in connection with workers compensation claims, unemployment insurance and social security benefits and (y) Liens securing the performance of bids, tenders, leases and contracts in the ordinary course of business, statutory obligations, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), provided that the aggregate outstanding amount
                                  --------
     of obligations secured
     by Liens permitted by this clause (xii)(y) (and the value of all cash and
                                ---------------
     property encumbered by Liens permitted pursuant to this clause (xii)(y))
                                                             ---------------
     shall not at any time exceed $1,000,000;


             (xiii) Liens on property or assets acquired pursuant to a
     Permitted Acquisition, or on property or assets of a Subsidiary of the Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, provided that (i) any Indebtedness that is secured
                            --------
     by such Liens is permitted to exist under Section 8.04(xi) and (ii) such
                                               ----------------
     Liens are not incurred in connection with or anticipation of such Permitted Acquisition and do not attach to any other asset of Holdings or any of its Subsidiaries;

             (xiv) Liens securing reimbursement obligations in respect of documentary letters of credit permitted to be issued under Section 8.04,
                                                                ------------
     provided that such Liens attach only to the documents, the goods covered
     --------
     thereby and the proceeds thereof;

             (xv) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods;

             (xvi) Liens consisting of rights of set-off of a customary nature or bankers' liens on amounts on deposit, whether arising by contract or operation of law, incurred in the ordinary course of business; and

             (xvii) Liens on property and assets of any Foreign Subsidiary of the Borrower securing Indebtedness permitted to be incurred by such Foreign Subsidiary pursuant to Section 8.04.
                            ------------

In connection with the granting of Liens of the type described in clauses (vi)
                                                                  ------------
and (vii) of this Section 8.01 by the Borrower or any of its Subsidiaries, the
    -----         ------------
Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate by it in connection therewith (including, without limitation, by executing appropriate lien releases or lien subordination agreements in favor of the holder or holders of such Liens, in either case solely with respect to the item or items of equipment or other assets subject to such Liens).

          8.02  Consolidation, Merger, Purchase or Sale of Assets, etc.
                -------------------------------------------------------
Holdings will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets, or enter into any sale-leaseback transactions, or, other than pursuant to the Acquisition Agreement, purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

             (i) Capital Expenditures by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Section 8.07;
                                                          ------------

             (ii) each of the Borrower and its Subsidiaries may make sales of inventory in the ordinary course of business;

             (iii) each of the Borrower and its Subsidiaries may sell obsolete or worn-out equipment or materials;

             (iv) each of the Borrower and its Subsidiaries may sell other assets, provided that the aggregate sale proceeds from all assets subject to such sales pursuant to this clause (iv) shall not exceed $150,000 in any
                                    -----------
     fiscal year of the Borrower;

             (v) each of the Borrower and its Subsidiaries may sell assets (other than the capital stock of any Subsidiary Guarantor), so long as (w) no Default or Event of Default then exists or would result therefrom, (x) each such sale is in an arm's-length transaction and the Borrower or the respective Subsidiary receives at least fair market value (as determined in good faith by the Borrower or such Subsidiary, as the case may be), (y) at least 75% of the total consideration received by the Borrower or such Subsidiary is cash and is paid at the time of the closing of such sale, and
     (z) the aggregate amount of the proceeds received from all assets sold pursuant to this clause (v) shall not exceed $1,000,000 in any fiscal year
                      ----------
     of the Borrower;

             (vi)   Investments may be made to the extent permitted by Section
                                                                     -------
     8.05;
     ----

             (vii) each of the Borrower and its Subsidiaries may lease (as lessee) or license (as licensee) real or personal property (so long as any such lease or license does not create a Capital Lease Obligation except to the extent permitted by Section 8.04(iv));
                             ----------------

             (viii) each of the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

             (ix) each of the Borrower and its Subsidiaries may grant licenses, sublicenses, leases or subleases to other Persons in the ordinary course of business and not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

             (x) the Borrower and its Wholly-Owned Subsidiaries may acquire all or substantially all of the assets of any Person (or all or substantially all of the assets of a product line or division of any Person) or 100% (or at least 75% to the extent provided below) of the capital stock of any Person (any such acquisition permitted by this clause
                                                                         ------
     (x), as well as any acquisition permitted by clause (xi) of this Section
     ---                                          -----------         -------
     8.02, a "Permitted Acquisition"; provided, however, that the Acquisition
     ----     ---------------------   --------  -------
     shall not constitute a Permitted Acquisition), so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) each of the representations and warranties contained in Article VI shall be true and
                                                 ----------
     correct in all material respects both before and after giving effect to such Permitted Acquisition, (iii) any Liens or Indebtedness assumed or issued in connection with such acquisition are otherwise permitted under
     Section 8.01 or 8.04, as the case may
     ------------    ----
     be, (iv) at least 10 Business Days prior to the consummation of any Permitted Acquisition, Holdings shall deliver to the Administrative Agent and each of the Lenders a certificate of Holdings' Chief Financial Officer certifying (and showing the calculations therefor in reasonable detail) that Holdings would have been in compliance with the financial covenants set forth in Sections 8.08, 8.09 and 8.10 for the Measurement Period then
                  -------------  ----     ----
     most recently ended prior to the date of the consummation of such Permitted Acquisition, in each case with such financial covenants to be determined on a pro forma basis as if such Permitted Acquisition had been consummated on
       --- -----
     the first day of such Measurement Period (and assuming that any Indebtedness incurred, issued or assumed in connection therewith had been incurred, issued or assumed on the first day of, and had remained outstanding throughout, such Measurement Period), (v) the only consideration paid by the Borrower or any of its Wholly-Owned Subsidiaries in connection with any such Permitted Acquisition consists solely of cash (including as a result of any earnout, non-compete or deferred compensation arrangements), Indebtedness assumed to the extent permitted by Section
                                                                    -------
     8.04, Qualified Seller Subordinated Debt, Holdings Common Stock and/or
     ----
     Holdings Preferred Stock, (vi) on or prior to December 31, 2000, the aggregate consideration paid in connection with all such Permitted Acquisitions in any fiscal year of the Borrower (including, without limitation, any earnout, non-compete or deferred compensation arrangements, the aggregate principal amount of any Indebtedness assumed or issued in connection therewith and the fair market value of any Holdings Common Stock or Holdings Preferred Stock issued in connection therewith (as determined in good faith by Holdings)) does not exceed $7,500,000 in each of fiscal years 1999 and 2000, provided, however, if the amount actually expended in respect of all Permitted Acquisitions in fiscal year 1999 is less than $7,500,000, such excess may be carried forward and utilized to make Permitted Acquisitions in fiscal year 2000, (vii) no more than $3,000,000 in the aggregate in any fiscal year of the Borrower may be expended on Permitted Acquisitions in which the Borrower or a Wholly-Owned Subsidiary thereof acquires less than 100% of the capital stock of any Person and
     (viii) after giving effect to any such Permitted Acquisition, the aggregate unutilized Revolving Commitments shall be at least $10,000,000;

             (xi) in addition to the Permitted Acquisitions permitted by clause
                                                                         ------
     (x) of this Section 8.02, the Borrower and its Wholly-Owned Subsidiaries
     ---         ------------
     may make additional Permitted Acquisitions (A) with cash equity contributions and the net cash proceeds from the sale of capital stock of Holdings and Holdings Junior Subordinated Notes, in each case which are received by Holdings after the Restatement Effective Date and are contributed to the Borrower to the extent that such proceeds are not used
     (1) to make Capital Expenditures pursuant to Section 8.07(f), (2) to pay
                                                  ---------------
     Dividends pursuant to Section 8.03(vi), (3) to make Investments pursuant to
                           ----------------
     Section 8.05(xvi), (4) to repurchase or redeem outstanding Borrower Senior
     -----------------
     Subordinated Notes pursuant to Section 8.11(i) or (5) to prepay the Loans
                                    ---------------
     pursuant to Section 2.07(c) or reduce the Aggregate Revolving Commitment
                 ---------------
     pursuant to Section 2.05(c) and (B) in any fiscal year of the Borrower
                 ---------------
     (commencing on January 1, 2000) in an amount not to exceed the Retained Excess Cash Flow Percentage of Excess Cash Flow for the Excess Cash Payment Period ending on the last day of the immediately preceding fiscal year, in each case so long as each of the conditions set forth in Section 8.02(x) (other than clause (vi) thereof)
                             ---------------             -----------
     have been satisfied in respect of each such Permitted Acquisition;

             (xii) any Subsidiary of the Borrower may transfer any of its assets to the Borrower and may be merged, consolidated or liquidated with or into the Borrower so long as the Borrower is the surviving corporation of such merger, consolidation or liquidation;

             (xiii) any Subsidiary of the Borrower may transfer any of its assets to a Subsidiary Guarantor and may be merged, consolidated or liquidated with or into any other Subsidiary of the Borrower so long as (i) in the case of any such merger, consolidation or liquidation involving a Subsidiary Guarantor, the Subsidiary Guarantor is the surviving corporation of such merger, consolidation or liquidation and (ii) in the case of any such merger, consolidation or liquidation involving a Wholly-Owned Subsidiary of the Borrower, the Wholly-Owned Subsidiary is the surviving corporation of such merger, consolidation or liquidation;

             (xiv) the Borrower and its Subsidiaries may sell or exchange specific items of equipment, so long as the purpose of each sale or exchange is to acquire (and results within 90 days of such sale or exchange in the acquisition of) replacement items of equipment which are, in the reasonable business judgment of the Borrower and its Subsidiaries, the functional equivalent of the item of equipment so sold or exchanged;

             (xv) any Foreign Subsidiary of the Borrower may transfer any of its assets to a Wholly-Owned Foreign Subsidiary of the Borrower or to a Subsidiary Guarantor;

             (xvi) the Borrower and its Subsidiaries may sell inventory to their respective Subsidiaries in the ordinary course of business and consistent with past practices for resale by such Subsidiaries in the ordinary course of their business;

             (xvii) the Borrower and the Subsidiary Guarantors may sell or otherwise transfer equipment to their Subsidiaries in the ordinary course of business so long as no more than $1,000,000 of equipment is sold or transferred in any fiscal year of the Borrower pursuant to this clause
                                                                     ------
     (xvii); and
     ------

             (xviii) any Foreign Subsidiary of the Borrower may enter into factoring arrangements with respect to its receivables in the ordinary course of business and consistent with the practices in the region in which such Foreign Subsidiary operates so long as no more than $500,000 of receivables are subject to such factoring arrangements at any one time outstanding.

To the extent the Majority Lenders waive the provisions of this Section 8.02
                                                                ------------
with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 8.02 (other than to Holdings or a Subsidiary thereof),
                  ------------
such Collateral shall be sold free and clear of the Liens created by the Collateral Documents, and the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

          8.03     Dividends. Holdings will not, and will not permit any of its
                   ---------
Subsidiaries to, authorize, declare or pay any Dividends with respect to Holdings or any of its Subsidiaries, except that:

             (i) (x) any Subsidiary of the Borrower may pay cash Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower and (y) so long as no Default or Event of Default then exists or would result therefrom, any non-Wholly-Owned Subsidiary of the Borrower may pay cash Dividends to its shareholders generally so long as the Borrower or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of equity in interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary);

             (ii) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), Holdings may repurchase outstanding shares of its stock (or options to purchase such stock) following the death, disability, retirement or termination of employment of employees of Holdings or any of its Subsidiaries, provided that (x) the only consideration paid by Holdings in respect of such repurchases shall be cash, forgiveness of debt owed by such employee to Holdings and/or Holdings Shareholder Subordinated Notes and (y) the sum of
     (1) the aggregate amount of cash paid by Holdings in respect of all such repurchases plus (2) the aggregate amount of all payments made on all Holdings Shareholder Subordinated Notes pursuant to Section 8.11(iv) plus
                                                         ----------------
     (3) the aggregate amount of all repurchases of all Holdings Junior Subordinated Notes pursuant to Section 8.11(iii)(x) shall not exceed
                                    --------------------
     $350,000 in any fiscal year of Holdings, provided that any unused amount thereof may be carried forward and utilized for such purposes in the immediately succeeding fiscal year of Holdings;

             (iii) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings
     (x) so long as Holdings promptly uses such proceeds for the purposes described in clause (ii) of this Section 8.03, Section 8.11(iii)(x) or
                  -----------         ------------  --------------------
     Section 8.11(iv) and (y) at times, and in the amounts, necessary to allow
     ----------------
     Holdings to make payments in respect of Holdings Junior Subordinated Notes (other than in respect of principal) to the extent permitted by Section
                                                                     -------
     8.11(iii)(y), provided that the aggregate amount of cash Dividends paid
     ------------
     pursuant to this clause (iii)(y), when added to the aggregate amount of
                      ---------------
     cash Dividends paid pursuant to clause (iv) of this Section 8.03, shall not
                                     -----------         ------------
     exceed $1,250,000 in any fiscal year of Holdings;

             (iv) the Borrower may pay cash Dividends to Holdings so long as the proceeds thereof are promptly used by Holdings to pay operating expenses in the ordinary course of business (including, without limitation, outside directors and professional fees, expenses and indemnities) and other similar corporate overhead costs and expenses, provided that the
                                                          --------
     aggregate amount of cash Dividends paid pursuant to this clause (iv), when
                                                              -----------
     added to the aggregate amount of cash Dividends paid pursuant to clause
                                                                      ------
     (iii)(y) of this Section 8.03, shall not exceed $1,250,000 in any fiscal
     --------         ------------
     year of Holdings;

             (v) Holdings may pay regularly scheduled Dividends on the Holdings Preferred Stock pursuant to the terms thereof solely through the issuance of additional shares of Holdings Preferred Stock, provided that in lieu of issuing additional shares of Holdings Preferred Stock as Dividends, Holdings may increase the liquidation preference of the shares of the Holdings Preferred Stock in respect of which such Dividends have accrued;

             (vi) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), Holdings may repurchase outstanding shares of its stock (or options to purchase such stock) with the net cash proceeds received by Holdings from the substantially concurrent sale of Holdings Common Stock, Holdings Preferred Stock and/or Holdings Junior Subordinated Notes to the extent that such proceeds are not used to redeem or repurchase outstanding Holdings Junior Subordinated Notes pursuant to the last sentence of Section 8.11; and
                                                         ------------

             (vii) the Borrower may pay cash Dividends to Holdings in connection with amounts owing by it under the Tax Sharing Agreement.

          8.04     Indebtedness.  Holdings will not, and will not permit any of
                   ------------
its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

             (i) Indebtedness incurred pursuant to this Agreement and the other Loan Documents;

             (ii) existing Indebtedness (other than the Holdings Junior Subordinated Notes and the Borrower Senior Subordinated Notes) outstanding on the Restatement Effective Date and listed on Schedule 8.04, without
                                                     -------------
     giving effect to any subsequent extension, renewal or refinancing thereof except to the extent set forth on Schedule 8.04, provided that the
                                       -------------
     aggregate principal amount of the Indebtedness to be extended, renewed or refinanced does not increase from that amount outstanding at the time of any such extension, renewal or refinancing;

             (iii) Indebtedness under Interest Rate Protection Agreements entered into with respect to other Indebtedness permitted under this
     Section 8.04;
     ------------

             (iv) Indebtedness of the Borrower and its Subsidiaries evidenced by Capital Lease Obligations to the extent permitted pursuant to Section
                                                                      -------
     8.07, provided that in no event shall the aggregate principal amount of
     ----- --------
     Capital Lease Obligations permitted by this clause (iv), when added to the
                                                 -----------
     aggregate principal amount of Indebtedness outstanding under clause (v) of
                                                                  ----------
     this Section 8.04, exceed $2,000,000 at any time outstanding;
          ------------

             (v)   Indebtedness subject to Liens permitted under Sections
                                                                 --------
     8.01(vii);
     ---------

             (vi) (x) intercompany Indebtedness among the Borrower and its Subsidiaries to the extent permitted by Sections 8.05(xi) and 8.05(xii) and
                                             -----------------     ---------
     (y) Indebtedness of Holdings to the Borrower to the extent permitted by
     Section 8.05(xv);
     ----------------

             (vii) Indebtedness of the Borrower and the Subsidiary Guarantors incurred under the Borrower Senior Subordinated Note Documents in an aggregate principal amount not to exceed $95,000,000 (as reduced by any repayments of principal thereof); provided, however, from and after a
                                       --------  -------
     Qualified Public Equity Offering, the Borrower Senior Subordinated Notes may be guaranteed on an unsecured senior subordinated basis by Holdings so long as (x) the subordination provisions are no less favorable to the Lenders than the subordination provisions applicable to the Subsidiary Guarantors and (y) the giving of such guaranty would allow Holdings and the Borrower to report one set of consolidated financial statements to the holders of the Borrower Senior Subordinated Notes and the Securities and Exchange Commission;

             (viii) unsecured subordinated Indebtedness of the Borrower and the Subsidiary Guarantors ("Refinancing Subordinated Indebtedness") the
                             -------------------------------------
     proceeds of which are used at the time of the incurrence thereof to refinance or redeem outstanding Borrower Senior Subordinated Notes so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) all of the terms and conditions of such Refinancing Subordinated Indebtedness (including, without limitation, subordination provisions, covenants, events of default, interest rates, remedies, amortizations and maturities) are reasonably acceptable to the Majority Lenders, it being understood that any such Refinancing Subordinated Indebtedness with terms no more restrictive than the Borrower Senior Subordinated Note Documents or less favorable to the Lenders than the Borrower Senior Subordinated Note Documents shall be deemed satisfactory to the Majority Lenders and that in any event such Refinancing Subordinated Indebtedness shall not have any scheduled maturity, amortization or sinking fund payment earlier than the final maturity of the Borrower Senior Subordinated Notes and (iii) the aggregate principal amount of such Refinancing Subordinated Indebtedness does not exceed the aggregate principal amount of the Borrower Senior Subordinated Notes to be redeemed or refinanced, together with any prepayment premium associated therewith and all costs and expenses incurred in connection therewith; provided,
                                                                  --------
     however, from and after a Qualified Public Equity Offering, the Refinancing
     -------
     Subordinated Indebtedness may be guaranteed on an unsecured senior subordinated basis by Holdings so long as (x) the subordination provisions are no less favorable to the Lenders than the subordination provisions applicable to the Subsidiary Guarantors and (y) the giving of such guaranty would allow Holdings and the Borrower to report one set of consolidated financial statements to the holders of the Refinancing Subordinated Indebtedness and the Securities and Exchange Commission;

             (ix) Indebtedness of Holdings under the Holdings Junior Subordinated Notes, provided that issuances of Holdings Junior Subordinated
                         --------
     Notes after the Restatement Effective Date may not be made other than in connection with a sale of equity made by Holdings in an aggregate principal amount not to exceed 150% of the cash price paid for such related equity and no such additional Holdings Junior Subordinated Notes may be issued after a Qualified Public Equity Offering;

             (x) Indebtedness consisting of guaranties by the Borrower and its Subsidiaries of each other's Indebtedness and lease and other obligations permitted under this Agreement;

             (xi) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition or Indebtedness of the Borrower or a Subsidiary thereof assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness, provided that (i) such Indebtedness was not incurred in
                        --------
     connection with or anticipation of such Permitted Acquisition, and (ii) such Indebtedness does not constitute debt for borrowed money (other than in connection with industrial revenue or industrial development bond financing), it being understood and agreed that Capital Lease Obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (xi);
                                -----------

             (xii) Qualified Seller Subordinated Debt issued as consideration pursuant to a Permitted Acquisition so long as such Qualified Seller Subordinated Debt is permitted to be issued at such time pursuant to
     Section 8.02(x) or (xi) and the aggregate principal amount of all Qualified
     ---------------    ----
     Seller Subordinated Debt does not exceed $10,000,000 at any time outstanding;

             (xiii) obligations of the Borrower or any of its Subsidiaries under incentive, earn-out or other similar arrangements incurred by it in connection with a Permitted Acquisition to the extent permitted under Sections 8.02(x) and (xi);
     ----------------     ----

             (xiv) Indebtedness of Holdings under Holdings Shareholder Subordinated Notes in an aggregate principal amount not to exceed $2,500,000 at any time outstanding;

             (xv) Indebtedness in respect of Other Hedging Agreements to the extent permitted by Section 8.05(xiii);
                         ------------------

             (xvi)  Indebtedness subject to Liens permitted under Section
                                                                  -------
     8.01(xii); and
     ---------

             (xvii) additional Indebtedness incurred by the Borrower or any of its Subsidiaries in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding.

          8.05  Advances, Investments and Loans.  Holdings will not, and will
                -------------------------------
not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (each of the foregoing an "Investment" and,
                                                    ----------
collectively, "Investments"), except that the following shall be permitted:
               -----------

             (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the Borrower or such Subsidiary;

             (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents, provided that during any time that Revolving Loans and Swingline Loans are outstanding the aggregate amount of cash and Cash Equivalents permitted to be held by the Borrower and its Subsidiaries shall not exceed $3,000,000 for any period of fifteen consecutive Business Days, it being understood and agreed, however, that so long as no Event of Default shall exist, the Borrower shall not be required to repay any Eurodollar Loan in the middle of an Interest Period as a result of complying with this clause (ii) and the failure to make such a payment will
                         -----------
     not give rise to an Event of Default;

             (iii) the Borrower and its Subsidiaries may hold the Investments held by them on the Restatement Effective Date and described on Schedule
                                                                     --------
     8.05, provided that any additional Investments made with respect thereto
     ----
     shall be permitted only if independently justified under the other provisions of this Section 8.05;
                        ------------

             (iv) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

             (v) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $500,000;

             (vi) Holdings may acquire and hold obligations of one or more officers or other employees of Holdings or any of its Subsidiaries in connection with such officers' or employees' acquisition of shares of capital stock of Holdings and/or Holdings Junior Subordinated Notes so long as no cash is paid by Holdings or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations;

             (vii) the Borrower and its Subsidiaries may acquire and hold promissory notes issued by the purchaser of assets in connection with a sale of such assets to the extent permitted by Section 8.02;
                                                    ------------

             (viii) the Borrower and its Wholly-Owned Subsidiaries may make Permitted Acquisitions to the extent permitted by Sections 8.02(x) and
                                                       ----------------
     (xi);
     ----

             (ix) the Borrower and its Subsidiaries may enter into Interest Protection Agreements to the extent permitted by Section 8.04(iii);
                                                      -----------------

             (x) Holdings may make cash contributions to the capital of the Borrower and the Borrower and the Subsidiary Guarantors may make cash contributions to the capital of their respective Subsidiaries which are Subsidiary Guarantors;

             (xi) the Borrower and the Subsidiary Guarantors may make intercompany loans and advances between or among one another (collectively, "Intercompany Loans"), so long as each Intercompany Loan shall be evidenced
      ------------------
     by an Intercompany Note that is pledged to the Collateral Agent pursuant to the Pledge Agreement;

             (xii) the Borrower and the Subsidiary Guarantors may make additional loans and cash contributions to their respective Subsidiaries which are not Subsidiary Guarantors in an aggregate amount not to exceed $2,000,000 at any time outstanding (determined without regard to any write-downs or write-offs thereof);

             (xiii) the Borrower and its Subsidiaries may enter into Other Hedging Agreements in the ordinary course of business providing protection against fluctuations in currency values or commodity prices in connection with the Borrower's or any of its Subsidiaries' operations so long as management of the Borrower or such Subsidiary, as the case may be, has determined that the entering into of such Other Hedging Agreements are bona fide hedging activities;

             (xiv) Holdings and its Subsidiaries may hold additional investments in their respective Subsidiaries to the extent that such investments reflect an increase in the value of such Subsidiaries;

             (xv) to the extent that the Borrower may pay cash Dividends to Holdings pursuant to Sections 8.03(iii) and (iv), the Borrower may, in lieu
                          ------------------     ----
     of paying such cash Dividends, make an Intercompany Loan to Holdings for the purposes, and subject to the limitations, set forth in such Sections
                                                                     --------
     8.03(iii) and (iv), in each case so long as each Intercompany Loan shall be
     ---------     ----
     evidenced by an Intercompany Note that is pledged to the Collateral Agent pursuant to the Pledge Agreement; and

             (xvi) the Borrower and its Subsidiaries may make additional Investments in an aggregate amount not to exceed $1,000,000 in any fiscal year of the Borrower (determined without regard to any write-downs or write-offs thereof) plus the aggregate amount of such Investments made with cash equity contributions and the net cash proceeds from the sale of capital stock of Holdings and Holdings Junior Subordinated Notes, in each case which are received by Holdings after the Restatement Effective Date and are contributed to the Borrower to the extent that such proceeds are not used (1) to make Permitted Acquisitions pursuant to Section 8.02(xi),
                                                             ----------------
     (2) to make Capital Expenditures pursuant to Section 8.07(f), (3) to pay
                                                  ---------------
     Dividends pursuant to Section 8.03(viii), (4) to repurchase or redeem
                           ------------------
     outstanding Borrower Senior Subordinated Notes pursuant to Section 8.11(i)
                                                                ---------------
     or (5) to prepay the Loans pursuant to Section 2.07(c) or used to reduce
                                            ---------------
     the Aggregate Revolving Commitment pursuant to Section 2.05(c), it being
                                                    ---------------
     understood and agreed, however, that Holdings may concurrently (or within
                            -------
     one Business Day thereafter) make any Investment pursuant to this clause
                                                                       ------
     (xvi) with the proceeds
     -----
     received from any such equity contribution or sale of capital stock or Holdings Junior Subordinated Notes without any requirement to contribute the same to the Borrower.

          8.06  Transactions with Affiliates.  Holdings will not, and will not
                ----------------------------
permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Holdings or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to Holdings or such Subsidiary as would reasonably be obtained by Holdings or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that the following in any event shall be permitted:

             (i)    Dividends may be paid to the extent provided in Section
                                                                    -------
8.03;
----

             (ii) loans may be made and other transactions may be entered into by Holdings and its Subsidiaries to the extent permitted by Sections 8.02,
                                                                 -------------
     8.04 and 8.05;
     ----     ----

             (iii) customary fees may be paid to non-officer directors of Holdings and its Subsidiaries;

             (iv)   so long as no Default under Section 7.01, 7.02(a), 9.01(a),
                                                -------------------------------
     9.01(f) or 9.01(g) shall exist and no Event of Default shall exist, the
     -------    -------
     Borrower may pay management fees to CHS Management and its Affiliates monthly in arrears pursuant to, and in accordance with, the terms of the CHS Management Agreement (as in effect on the Original Effective Date) in an aggregate amount for all such Persons taken together not to exceed $62,500 per month plus the reasonable out-of-pocket expenses incurred by CHS Management and its Affiliates in performing management services for the Borrower pursuant to the CHS Management Agreement (it being understood and agreed that the reimbursement of such reasonable out-of-pocket expenses may be made whether or not any Default or Event of Default exists);

             (v) the Borrower may pay a transaction fee to CHS and its Affiliates on the Restatement Effective Date in the aggregate amount of up to $580,000 for all such Persons taken together plus the reasonable out-of-pocket expenses incurred by CHS and its Affiliates in connection with the Transaction;

             (vi) the Borrower may pay, in connection with any Permitted Acquisition, a transaction fee to CHS Management and its Affiliates in an aggregate amount for all such Persons taken together not to exceed 1% of the aggregate value of any such Permitted Acquisition;

             (vii) Holdings and its Subsidiaries may enter into and perform their obligations under the Holdings Tax Sharing Agreement;

             (viii) transactions entered into between or among the Borrower and its Subsidiaries to the extent otherwise expressly permitted by this Agreement;

             (ix) Holdings and its Subsidiaries may enter into employment arrangements (including benefit compensation, bonuses and stock option and plans) with respect to the procurement of services with their respective officers and employees in the ordinary course of business; and

             (x) Holdings may issue and sell shares of its capital stock and Holdings Junior Subordinated Notes to its stockholders to the extent otherwise permitted by this Agreement.

          8.07  Capital Expenditures.
                --------------------

          (a) Holdings will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year of the Borrower set forth below (taken as one accounting period), the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of all such Capital Expenditures does not exceed in any period set forth below the amount set forth opposite such period:

          Period                                                        Amount
          ------                                                        ------
          Restatement Effective Date through December 31, 1999        $8,500,000
          January 1, 2000 through December 31, 2000                   $8,000,000
          January 1, 2001 through December 31, 2001                   $8,000,000
          January 1, 2002 through December 31, 2002                   $8,000,000
          January 1, 2003 through December 31, 2003                   $8,000,000
          January 1, 2004 through December 31, 2004                   $8,000,000

          (b) In addition to the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) above in any period (before giving effect to any increase
            ----------
in such permitted Capital Expenditure amount pursuant to this clause (b)) is
                                                              ----------
greater than the amount of Capital Expenditures actually made by the Borrower and its Subsidiaries during such period, such excess may be carried forward and utilized to make Capital Expenditures in the immediately succeeding fiscal year, provided that no amounts once carried forward pursuant to this Section 8.07(b)
                                                               ---------------
may be carried forward to any period thereafter and such amounts may only be utilized after the Borrower and its Subsidiaries have utilized in full the permitted Capital Expenditure amount for such period as set forth in the table in clause (a) above (without giving effect to any increase in such amount by
   ----------
operation of this clause (b)).
                  ----------

          (c) In addition to the foregoing, the Borrower and it Subsidiaries may make Capital Expenditures with the amount of Net Cash Proceeds received by the Borrower or any of its Subsidiaries from any Asset Sale so long as such Net Cash Proceeds are reinvested in replacement assets within 270 days following the date of such Asset Sale to the extent such Net Cash Proceeds are not otherwise required to be applied to prepay the Loans pursuant to

Section 2.07(d) or used to reduce the Aggregate Revolving Commitment pursuant to
---------------
Section 2.05(d).
---------------

          (d) In addition to the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures with the amount of Net Insurance Proceeds received by the Borrower or any of its Subsidiaries from any Recovery Event so long as such Net Insurance Proceeds are used to replace or restore any properties or assets in respect of which such Net Insurance Proceeds were paid within 365 days following the date of receipt of such Net Insurance Proceeds from such Recovery Event to the extent such Net Insurance Proceeds are not otherwise required to be applied to prepay the Loans pursuant to Section 2.07(e) or used to reduce the
                                        ---------------
Aggregate Revolving Commitment pursuant to Section 2.05(e).
                                           ---------------

          (e) In addition to the foregoing, the Borrower and its Wholly-Owned Subsidiaries may consummate Permitted Acquisitions in accordance with Sections
                                                                      --------
8.02(x) and (xi).
-------     ----

          (f) In addition to the foregoing, the Borrower and its Subsidiaries may make additional Capital Expenditures with cash equity contributions and the net cash proceeds from the sale of capital stock of Holdings and Holdings Junior Subordinated Notes in each case which are received by Holdings after the Restatement Effective Date and are contributed to the Borrower to the extent that such proceeds are not used (1) to make Permitted Acquisitions pursuant to
Section 8.02(xi), (2) to pay Dividends pursuant to Section 8.03(vii), (3) to
----------------                                   -----------------
make Investments pursuant to Section 8.05(xvi), (4) to repurchase or redeem
                             -----------------
Borrower Senior Subordinated Notes pursuant to Section 8.11(i) or (5) to prepay
                                               ---------------
the Loans pursuant to Section 2.07(c) or reduce the Aggregate Revolving
                      ---------------
Commitment pursuant to Section 2.05(c).
                       ---------------

          8.08  Consolidated Coverage Ratios.
                ----------------------------

          (a) Holdings and the Borrower will not permit the Consolidated Interest Coverage Ratio for any Measurement Period ending on the last day of any fiscal quarter of Holdings set forth below to be less than the ratio set forth below opposite such fiscal quarter:

          Fiscal Quarter Ending On                  Ratio
          ------------------------                  -----
          March 31, 1999                          1.75:1.00
          June 30, 1999                           1.75:1.00
          September 30, 1999                      1.75:1.00
          December 31, 1999                       1.85:1.00
          March 31, 2000                          1.85:1.00
          June 30, 2000                           1.85:1.00
          September 30, 2000                      1.85:1.00
          December 31, 2000                       2.10:1.00
          March 31, 2001                          2.10:1.00
          June 30, 2001                           2.10:1.00
          September 30, 2001                      2.10:1.00
          December 31, 2001                       2.35:1.00
          March 31, 2002                          2.35:1.00

          June 30, 2002                           2.35:1.00
          September 30, 2002                      2.35:1.00
          December 31, 2002                       2.50:1.00
          March 31, 2003                          2.50:1.00
          June 30, 2003                           2.50:1.00
          September 30, 2003                      2.50:1.00
          December 31, 2003                       2.75:1.00
          March 31, 2004                          2.75:1.00

          (b) Holdings and the Borrower will not permit the Consolidated Fixed Charge Coverage Ratio for any Measurement Period ending on the last day of any fiscal quarter of Holdings set forth below to be less than the ratio set forth below opposite such fiscal quarter:

          Fiscal Quarter Ending On                  Ratio
          ------------------------                  -----
          March 31, 1999                          1.05:1.00
          June 30, 1999                           1.05:1.00
          September 30, 1999                      1.05:1.00
          December 31, 1999                       1.05:1.00
          March 31, 2000                          1.05:1.00
          June 30, 2000                           1.05:1.00
          September 30, 2000                      1.05:1.00
          December 31, 2000                       1.15:1.00
          March 31, 2001                          1.15:1.00
          June 30, 2001                           1.15:1.00
          September 30, 2001                      1.15:1.00
          December 31, 2001                       1.25:1.00
          March 31, 2002                          1.25:1.00
          June 30, 2002                           1.25:1.00
          September 30, 2002                      1.25:1.00
          December 31, 2002                       1.35:1.00
          March 31, 2003                          1.35:1.00
          June 30, 2003                           1.35:1.00
          September 30, 2003                      1.35:1.00
          December 31, 2003                       1.50:1.00
          March 31, 2004                          1.50:1.00

          8.09   Maximum Leverage Ratio.  Holdings and the Borrower will not
                 ----------------------
permit the Consolidated Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth opposite such period below:


          Restatement Effective Date through
          and including June 29, 1999             5.85:1.00

          June 30, 1999 through and
          including December 30, 1999             5.75:1.00

          December 31, 1999 through and
          including June 29, 2000                 5.50:1.00

          June 30, 2000 through and
          including December 30, 2000             5.25:1.00

          December 31, 2000 through and
          including June 29, 2001                 5.00:1.00

          June 30, 2001 through and
          including December 30, 2001             4.75:1.00

          December 31, 2001 through and
          including December 30, 2002             4.50:1.00

          December 31, 2002 through and
          including December 30, 2003             4.00:1.00

          December 31, 2003 and thereafter        3.50:1.00

          8.10   Minimum Consolidated EBITDA.  Holdings and the Borrower will
                 ---------------------------
not permit Consolidated EBITDA for any Measurement Period ending on the last day of any fiscal quarter of Holdings set forth below to be less than the amount set forth below opposite such fiscal quarter:

          Fiscal Quarter Ending On                  Amount
          ------------------------                  ------
          March 31, 1999                          $32,000,000
          June 30, 1999                           $32,000,000
          September 30, 1999                      $32,500,000
          December 31, 1999                       $33,000,000
          March 31, 2000                          $33,000,000
          June 30, 2000                           $34,000,000
          September 30, 2000                      $35,000,000
          December 31, 2000                       $36,000,000
          March 31, 2001                          $36,000,000
          June 30, 2001                           $37,000,000
          September 30, 2001                      $37,000,000
          December 31, 2001                       $38,000,000
          March 31, 2002                          $38,000,000
          June 30, 2002                           $39,000,000
          September 30, 2002                      $39,000,000
          December 31, 2002                       $40,000,000
          March 31, 2003                          $40,000,000

          June 30, 2003                           $41,000,000
          September 30, 2003                      $41,000,000
          December 31, 2003                       $42,000,000
          March 31, 2004                          $42,000,000

          8.11   Limitation on Voluntary Payments and Modification of
                 ----------------------------------------------------
Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain
--------------------------------------------------------------------------------
Other Agreements; etc. Holdings will not, and will not permit any of its
----------------------
Subsidiaries to:

             (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) any Borrower Senior Subordinated Note, provided
                                                                        --------
     that so long as no Default or Event of Default then exists or would result therefrom, the Borrower may refinance or redeem outstanding Borrower Senior Subordinated Notes with the proceeds of Refinancing Subordinated Indebtedness and with cash equity contributions and the net cash proceeds from the sale of capital stock of Holdings and Holdings Junior Subordinated Notes, in each case which are received by Holdings after the Restatement Effective Date and are contributed to the Borrower to the extent that such proceeds are not used (1) to make Permitted Acquisitions pursuant to
     Section 8.02(xi), (2) to make Capital Expenditures pursuant to Section
     ----------------                                               -------
     8.07(f), (3) to pay Dividends pursuant to Section 8.03(vii), (4) to make
     -------                                   -----------------
     Investments pursuant to Section 8.05(xvi) or (5) to prepay the Loans
                             -----------------
     pursuant to Section 2.07(c) or reduce the Aggregate Revolving Commitment
                 ---------------
     pursuant to Section 2.05(c).;
                 ---------------

             (ii) make (or give any notice in respect of) any prepayment or redemption of any Borrower Senior Subordinated Note as a result of any asset sale, change of control or similar event (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due any Borrower Senior Subordinated Note);

             (iii) make (or give any notice in respect of) any payment, prepayment, redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) any Holdings Junior Subordinated Note (whether in respect of principal, interest or otherwise), provided that so long as no Default or Event of Default then exists or would result therefrom, (x) Holdings may purchase or redeem Holdings Junior Subordinated Notes held by employees of Holdings or any of its Subsidiaries following their death, disability, retirement or termination of employment so long as the aggregate amount expended pursuant to this clause (iii)(x), when added to the sum of the
                               ---------------
     aggregate amount of all Dividends paid or made pursuant to Section 8.03(ii)
                                                                ----------------
     and the aggregate amount of all payments made in respect of all Holdings Shareholder Subordinated Notes pursuant to Section 8.11(iv), shall not
                                                ----------------
     exceed $350,000 in any fiscal year of Holdings, provided that any unused amount thereof may be carried forward and utilized for such purposes in the immediately succeeding fiscal year of

     Holdings, and (y) Holdings may make interest payments in respect of outstanding Holdings Junior Subordinated Notes (other than in respect of $571,752.80 in Holdings Bridge Junior Subordinated Notes) so long as (A) such payments are only made on or after March 15 of each year and before March 31 of such year to pay income taxes of the holders thereof which are payable as a result of interest income earned in the immediately preceding year in respect of such Holdings Junior Subordinated Notes (it being understood, however, that such payment may not be made in any year until the Compliance Certificate in respect of the Measurement Period ending on December 31 of the immediately preceding fiscal year has been delivered pursuant to Section 7.02(a)) and (B) the aggregate amount paid pursuant to
                 ---------------
     this clause (iii)(y), when added to the aggregate amount of Dividends paid
          ---------------
     pursuant to Section 8.03(iv), shall not exceed $1,250,000 in any fiscal
                 ----------------
     year of Holdings;

             (iv) make (or give any notice in respect of) any payment, prepayment, redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) any Holdings Shareholder Subordinated Note (whether in respect of principal, interest or otherwise), provided that so long as no Default or Event of Default then exists or would result therefrom, Holdings may make payments on Holdings Shareholder Subordinated Notes to the extent permitted by Section 8.03(ii);
        ----------------

             (v) make (or give any notice in respect of) any payment, prepayment, redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due) any Qualified Seller Subordinated Debt (whether in respect of principal, interest or otherwise) at a time when any Default or Event of Default then exists;

             (vi) amend or modify, or permit the amendment or modification of, any provision of any Borrower Senior Subordinated Note Document (except as specified in clauses (i) and (ii) of the definition of Borrower Senior
                  -----------     ----
     Subordinated Note Indenture), any Refinancing Subordinated Indebtedness, any Holdings Junior Subordinated Note, any Holdings Shareholder Subordinated Notes, any Qualified Seller Subordinated Debt or any Transaction Document;

             (vii) amend, modify or change its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation) or by-laws (or the equivalent organizational documents) or any agreement entered into by it with respect to its capital stock, or enter into any new agreement with respect to its capital stock, unless such amendment, modification, change or other action contemplated by this clause (vii) could not reasonably be adverse to the interests of the
          ------------
     Lenders in any material respect; or

             (viii) amend, modify or change any provision of the CHS Management Agreement or the Holdings Tax Sharing Agreement in a manner which is adverse to the Lenders.

In addition to the payments permitted by clause (iv) of this Section 8.11, (i)
                                         -----------         ------------
so long as there shall exist no Default of Event of Default (both before and after giving effect to the payment thereof), Holdings may redeem or repurchase outstanding Holdings Junior Subordinated Notes with the net cash proceeds received by Holdings from the substantially concurrent sale of Holdings Common Stock, Holdings Preferred Stock and/or new Holdings Junior Subordinated Notes to the extent that such proceeds are not used to repurchase outstanding shares of capital stock of Holdings (or options to purchase such stock) pursuant to
Section 8.03(vii) and (ii) Holdings may repay the Holdings Bridge Junior
-----------------
Subordinated Notes with the net cash proceeds received by Holdings from the concurrent sale of $571,752.80 of Holdings Common Stock and $857,629.20 of Holdings Junior Subordinated Notes as contemplated by Section 9.01(l) (or from
                                                      ---------------
the conversion of such Holdings Bridge Junior Subordinated Notes into shares of Holdings Common Stock and new Holdings Junior Subordinated Notes in accordance with the terms thereof).

          8.12  Limitation on Certain Restrictions on Subsidiaries.  Holdings
                --------------------------------------------------
will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by Holdings or any Subsidiary of Holdings, or pay any Indebtedness owed to Holdings or any Subsidiary of Holdings, (b) make loans or advances to Holdings or any Subsidiary of Holdings or (c) transfer any of its properties or assets to Holdings or any Subsidiary of Holdings, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Loan Documents,
(iii) the Borrower Senior Subordinated Note Documents and any Refinancing Subordinated Indebtedness, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Holdings or any Subsidiary of Holdings, (v) customary provisions restricting assignment of any licensing agreement entered into by Holdings or any Subsidiary of Holdings in the ordinary course of business, (vi) restrictions on the transfer of any asset subject to a Lien permitted by Sections 8.01(vi), (vii) and (xiii), (vii)
                               -----------------  -----     ------
restrictions which are imposed on any Subsidiary of the Borrower acquired pursuant to a Permitted Acquisition to the extent such restrictions are set forth in any Indebtedness assumed in connection with such Permitted Acquisition so long as such restrictions are not applicable to any Subsidiary of the Borrower other than the Subsidiary being acquired and such restrictions were not created or imposed in connection with or in contemplation of such Permitted Acquisition, (viii) restrictions on the transfer of any asset pending the close of the sale of such asset, (ix) restrictions which are imposed on any Foreign Subsidiary of the Borrower to the extent such restrictions are set forth in any Indebtedness incurred by such Foreign Subsidiary pursuant to Section 8.04(xvii)
                                                             ------------------
so long as such restrictions are not applicable to any Subsidiary of the Borrower other than the Foreign Subsidiary that has incurred such Indebtedness and (x) customary restrictions set forth in any joint venture agreement entered in connection with an Investment made pursuant to Section 8.05(xvi).
                                                  -----------------

          8.13  Limitation on Issuance of Capital Stock.
                -----------------------------------------

          (a) Holdings will not, and will not permit any of its Subsidiaries to, issue (i) any preferred stock other than Holdings Preferred Stock issued by Holdings or (ii) any redeemable common stock (other than common stock that is redeemable at the sole option of Holdings or such Subsidiary).

          (b) Holdings will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and issuances which do not decrease the percentage ownership of Holdings or any of its Subsidiaries in any class of the capital stock of such Subsidiary, (iii) to qualify directors to the extent required by applicable law or (iv) for issuances by newly created or acquired Subsidiaries in accordance with the terms of this Agreement.

          8.14  Business.
                --------

          (a) Holdings and its Subsidiaries will not engage in any business other than the businesses engaged in by the Borrower and its Subsidiaries as of the Restatement Effective Date and reasonable extensions thereof and activities incidental thereto.

          (b) Notwithstanding the foregoing, Holdings will not engage in any business and will not own any significant assets or have any material liabilities other than its ownership of the capital stock of the Borrower and having those liabilities which it is responsible for under this Agreement and the other Transaction Documents to which it is a party, provided that Holdings
                                                        --------
may engage in those activities that are incidental to (x) the maintenance of its corporate existence in compliance with applicable law, (y) legal, tax and accounting matters in connection with any of the foregoing activities and (z) the entering into, and performing its obligations under, this Agreement and the other Transaction Documents to which it is a party.

          8.15  Limitation on Creation of Subsidiaries.  Notwithstanding
                --------------------------------------
anything to the contrary contained in this Agreement, Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Restatement Effective Date any Subsidiary, provided that the Borrower and
                                               --------
its Wholly-Owned Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries and, to the extent permitted by Sections 8.02(x), 8.02(xi)
                                                   ----------------  --------
and 8.05(xvi), acquire Wholly-Owned Subsidiaries and non-Wholly-Owned
    ---------
Subsidiaries, so long as (i) the capital stock of each such new Domestic Subsidiary (and to the extent required by Section 7.12, each new Foreign
                                          ------------
Subsidiary) is pledged pursuant to, and to the extent required by, the Pledge Agreement and the certificates representing such stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent for the benefit of the Lenders, and (ii) each such new Domestic Subsidiary, and to the extent required by Section 7.12, each such new Foreign Subsidiary, executes a
                   ------------
Guarantor Supplement. In addition, each new Domestic Subsidiary, and to the extent required by Section 7.12, each such new Foreign Subsidiary, shall execute
                   ------------
and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Article V as such new Subsidiary would have had to deliver
                      ---------
if such new Subsidiary were a Credit Party on the Restatement Effective Date.

                                  ARTICLE IX

                               EVENTS OF DEFAULT

          9.01  Event of Default.  Any of the following shall constitute an
                ----------------
"Event of Default":
-----------------

          (a)   Non-Payment.  The Borrower fails to pay, (i) when and as
                -----------
     required to be paid herein, any amount of principal of any Loan or any amount of any Letter of Credit Obligation, or (ii) within three Business Days after the same shall become due, any interest, fee or any other amount payable hereunder or pursuant to any other Loan Document; or

          (b)   Representation or Warranty.  Any representation or warranty by
                --------------------------
     Holdings or any of its Subsidiaries made or deemed made herein or in any other Loan Document, or which is contained in any certificate, document or financial or other statement furnished by Holdings or any of its Subsidiaries at any time under this Agreement or under any other Loan Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c)   Specific Defaults.  Holdings or any of its Subsidiaries fails to
                -----------------
     perform or observe any term, covenant or agreement contained in Sections
                                                                     --------
     7.03(a), 7.10, 7.13, 7.14 or Article VIII; or
     -------  ----  ----  ----    ------------

          (d)   Other Defaults.  Holdings or any of its Subsidiaries fails to
                --------------
     perform or observe any other term or covenant contained in this Agreement or in any other Loan Document, and such default shall continue unremedied for a period of 30 days after the date upon which written notice thereof is given to the Borrower by the Administrative Agent or any Lender; or

          (e)   Cross-Default.  Holdings or any of its Subsidiaries (i) fails to
                -------------
     make any payment in respect of any Indebtedness having an aggregate principal amount of $2,500,000 or more when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or
     (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness, and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity; or

          (f)  Insolvency; Voluntary Proceedings.  Holdings or any of its
               ---------------------------------
     Subsidiaries (i) generally fails to pay its debts as they become due; (ii) commences any Insolvency Proceeding with respect to itself; or (iii) takes any action to effectuate or authorize any of the foregoing; or

          (g)  Involuntary Proceedings.  (i)  Any involuntary Insolvency
               -----------------------
     Proceeding is commenced or filed against Holdings or any of its Subsidiaries, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of Holdings' or any of its Subsidiaries' properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) Holdings or any of its Subsidiaries admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) Holdings or any of its Subsidiaries acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

          (h)  ERISA.  (a)  Any Plan shall fail to satisfy the minimum funding
               -----
     standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(i) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan shall have had or is likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is likely to be terminated or the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan has not been timely made, Holdings or any Subsidiary of Holdings or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
     401(a)(29), 4971, or 4975 of the Code, or on account of a group health plan (as defined in Section 607(i) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or Holdings or any Subsidiary of Holdings has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) with respect to providing benefits to retired employees or other former employees (other than as required by Section 601 of ERISA or Section 4980B of the Code) or employee pension benefit plans (as defined in Section 3(2) of ERISA), a "default", within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Plan, any applicable law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change in Law"),
                                                              -------------
     or, as a result
     of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and
     (c) which lien, security interest or liability, individually, and/or in the aggregate, which arises from such event or events could reasonably be expected to have a Material Adverse Effect; or

          (i)  Judgments.  One or more judgments or decrees shall be entered
               ---------
     against Holdings or any of its Subsidiaries involving a liability (not paid or not covered by a reputable and solvent insurance company) of $2,500,000 or more for all such judgments and decrees and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

          (j)  Change of Control.  Any Change of Control shall occur; or
               -----------------

          (k)  Collateral; Guaranties.
               ----------------------

                  (i) Except in each case to the extent resulting from the failure of the Collateral Agent to retain possession of the applicable Pledge Agreement Collateral constituting certificated securities, any Collateral Document (other than the Guaranties) shall cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent; or

                  (ii) any Guaranty or any provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under its Guaranty; or

          (l)  Additional Financing.  Holdings shall not have not received by
               --------------------
July 30, 1999 (i) an additional $571,752.80 of cash proceeds from the issuance of shares of Holdings Common Stock and (ii) an additional $857,629.20 of cash proceeds from the issuance of Holdings Junior Subordinated Notes, which proceeds (in each case) are concurrently used to repay in full the outstanding Holdings Bridge Junior Subordinated Notes, provided, however, in the event that less than
                                  --------  -------
$571,752.80 and $857,629.20 of cash proceeds are received as contemplated by preceeding clauses (i) and (ii), respectively, then no Event of Default shall occur under this clause (l) so long as the remaining outstanding Holdings Bridge
                 ----------
Junior Subordinated Notes are converted by July 30, 1999 into shares of Holdings Common Stock and new Holdings Junior Subordinated Notes as contemplated by the definition of "Holdings Bridge Junior Subordinated Notes" contained in this Agreement.

          9.02 Remedies.  If any Event of Default occurs and is continuing, the
               ----------
Administrative Agent shall, at the request of, or may, with the consent of, the Majority Lenders,

          (a) declare the Commitment of each Lender and any obligation of the Issuing Lenders to issue Letters of Credit to be terminated, whereupon such Commitments and obligation shall forthwith be terminated;

          (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower and Holdings;

          (c) demand that the Borrower Cash Collateralize Letter of Credit Obligations to the extent of outstanding and wholly or partially undrawn Letters of Credit, whereupon the Borrower shall so Cash Collateralize;

          (d) exercise on behalf of itself, the Issuing Lenders and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law; and

          (e)  apply any cash collateral as provided in Section 3.07 to the
                                                        ------------
payment of outstanding Obligations;

provided, however, that upon the occurrence of any event specified above in
--------  -------
paragraph (f) or (g) of Section 9.01 with respect to the Borrower, the
-------------    ---    ------------
obligation of each Lender to make Loans and any obligation of the Issuing Lenders to issue Letters of Credit shall automatically terminate, and all reimbursement obligations under Letters of Credit and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act or notice by the Administrative Agent, the Issuing Lenders or any Lender, which are hereby expressly waived by the Borrower and Holdings.

          9.03   Rights Not Exclusive.  The rights provided for in this
                 --------------------
Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE X
                                 THE GUARANTY

          10.01  Guaranty from Holdings.
                 ----------------------

          (a) In order to induce the Lenders to make Loans to the Borrower under this Agreement and to induce the Issuing Lenders to issue Letters of Credit and to induce the Guaranteed Creditors to enter into the Interest Rate Protection Agreements and Other Hedging Agreements, Holdings hereby unconditionally and irrevocably guarantees the prompt payment and performance in full by the Borrower when due (whether at stated maturity, by acceleration or otherwise) of all Guaranteed Obligations of the Borrower. The obligations of Holdings hereunder are those of a primary obligor, and not merely a surety, and are independent of the

Guaranteed Obligations of the Borrower. A separate action or actions may be brought against Holdings whether or not an action is brought against the Borrower, any other guarantor or other obligor in respect of the Guaranteed Obligations or whether the Borrower, any other guarantor or any other obligor in respect of the Guaranteed Obligations is joined in any such action or actions. Holdings waives, to the fullest extent permitted by applicable law, the benefit of any statute of limitation affecting its liability hereunder and agrees that its liability hereunder shall not be subject to any right of set-off, counterclaim or recoupment (each of which rights is hereby waived to the fullest extent permitted by applicable law).

          (b) Holdings guarantees that the obligations guaranteed by it hereby will be paid and performed strictly in accordance with the terms of this Agreement, the other Loan Documents and the applicable Interest Rate Protection Agreements and Other Hedging Agreements regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent, the Collateral Agent, the Issuing Lenders, the Lenders or the other Guaranteed Creditors with respect thereto.
The liability of Holdings under this guaranty shall be absolute and unconditional irrespective of, and Holdings hereby irrevocably waives (to the fullest extent permitted by applicable law) any defenses it may now or hereafter have in any way relating to, any and all of the following:

          (i) any lack of genuineness, validity, legality or enforceability against the Borrower or any other guarantor of this Agreement, any other Loan Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any document, agreement or instrument relating hereto or any assignment or transfer of this Agreement, any other Loan Document or any Interest Rate Protection Agreement or Other Hedging Agreement or any defense that the Borrower may have with respect to its liability hereunder or thereunder;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any waiver, indulgence, compromise, renewal, extension, assignment, amendment, modification of, or addition, consent, supplement to, or consent to departure from, or any other action or inaction under or in respect of, this Agreement, any other Loan Document, any Interest Rate Protection Agreement or Other Hedging Agreement or any document, instrument or agreement relating to the Guaranteed Obligations or any other instrument or agreement referred to herein or any assignment or transfer of this Agreement or any Interest Rate Protection Agreement or Other Hedging Agreement;

          (iii) any release or partial release of any other guarantor or other obligor in respect of the Guaranteed Obligations;

          (iv) any exchange, impairment, release or non-perfection of any collateral for all or any of the Guaranteed Obligations, or any release, or amendment or waiver of, or consent to departure from, any guaranty or security, for any or all of the Guaranteed Obligations;

          (v) any furnishing of any additional security for any of the Guaranteed Obligations;

          (vi) the liquidation, bankruptcy, insolvency or reorganization of the Borrower, any other guarantor or other obligor in respect of the Guaranteed Obligations or any action taken with respect to this guaranty or otherwise by any trustee or receiver, or by any court, in any such proceeding;

          (vii) any modification or termination of any intercreditor or subordination agreement pursuant to which the claims of other creditors of the Borrower or any guarantor are subordinated to those of the Lenders, the Issuing Lenders, the Administrative Agent, the Collateral Agent or the other Guaranteed Creditors; or

          (viii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower or Holdings.

          (c) This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Guaranteed Obligations, or any part thereof, is, upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise pursuant to applicable law, rescinded or reduced in amount or must otherwise be restored or returned by any of the Administrative Agent, any Issuing Lender, any Lender, the Collateral Agent or any of the other Guaranteed Creditors, all as though such payment or performance had not been made.

          (d) If an event permitting the acceleration of any of the Guaranteed Obligations shall at any time have occurred and be continuing and such acceleration shall at such time be prevented by reason of the pendency against the Borrower of a case or proceeding under any bankruptcy or insolvency law, Holdings agrees that, for purposes of this guaranty and its obligations hereunder, the Guaranteed Obligations shall be deemed to have been accelerated and Holdings shall forthwith pay such Guaranteed Obligations (including interest which but for the filing of a petition in bankruptcy with respect to the Borrower would accrue on such Guaranteed Obligations, whether or not interest is an allowed claim under applicable law), and the other obligations hereunder, forthwith upon demand.

          (e) Holdings hereby waives (i) promptness, diligence, presentment, notice of nonperformance, protest or dishonor, notice of acceptance and any and all other notices with respect to any of the Guaranteed Obligations or this Agreement, any other Loan Document or any Interest Rate Protection Agreement or Other Hedging Agreement, and (ii) to the extent permitted by applicable law, any right to require that any Administrative Agent, the Collateral Agent, any Issuing Lender, any Lender or any other Guaranteed Creditor protect, secure, perfect or insure any Lien in or any Lien on any property subject thereto or exhaust any right or pursue any remedy or take any action against the Borrower, any other guarantor or any other Person or any collateral or security or to any balance of any deposit accounts or credit on the books of the Administrative Agent, the Collateral Agent, any Issuing Lender, any Lender or any other Guaranteed Creditor in favor of the Borrower.

          (f) Holdings expressly waives until the Guaranteed Obligations are irrevocably paid in full in cash any and all rights of subrogation, reimbursement, contribution and indemnity (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, arising from the existence or performance of this guaranty and Holdings irrevocably waives until the Guaranteed Obligations are irrevocably paid in full in cash any right to enforce any remedy which the Administrative Agent, the Collateral Agent, the Issuing Lenders, the Lenders or the other Guaranteed Creditors now have or may hereafter have against the Borrower, and waives, to the fullest extent permitted by law, until the Guaranteed Obligations are irrevocably paid in full in cash any benefit of, and any right to participate in, any security now or hereafter held by the Administrative Agent, the Collateral Agent, any Issuing Lender, any Lender or any other Guaranteed Creditor.

          (g) If, in the exercise of any of its rights and remedies, the Administrative Agent, the Collateral Agent, any Issuing Lender, any Lender or any other Guaranteed Creditor shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against the Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, Holdings hereby consents to such action and waives any claim based upon such action (to the extent permitted by applicable law). Any election of remedies which results in the denial or impairment of the right of the Administrative Agent, the Collateral Agent, any Issuing Lender, any Lender or any other Guaranteed Creditor to seek a deficiency judgment against any Credit Party shall not impair Holdings' obligation to pay the full amount of the Guaranteed Obligations.

          (h) This guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this guaranty and the termination of the Commitments; (ii) be binding upon Holdings, its successors and assigns; and
(iii) inure, together with the rights and remedies hereunder, to the benefit of the Guaranteed Creditors and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any
                                                           ------------
Guaranteed Creditor may, subject to the terms of this Agreement or the applicable Interest Rate Protection Agreement or Other Hedging Agreement, assign or otherwise transfer its rights and obligations under this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect hereof granted to such Lender or such other Guaranteed Creditor pursuant to this guaranty or otherwise, all as provided in, and to the extent set forth in, this Agreement.

          (i) Any obligations of the Borrower to Holdings, now or hereafter existing, are hereby subordinated to the Guaranteed Obligations. Such obligations of the Borrower to Holdings, if the Administrative Agent or the Majority Lenders so request, shall be enforced and amounts recovered shall be received by Holdings as trustee for the Guaranteed Creditors and the proceeds thereof shall be paid over to the Guaranteed Creditors on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Holdings under the provisions of this guaranty.

          (j) Upon failure of the Borrower to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration or otherwise, Holdings hereby agrees immediately on demand by any of the Guaranteed Creditors to pay or cause to be paid in accordance with the terms hereof an amount equal to the full unpaid amount of the Guaranteed Obligations then due in Dollars.

          (k) All payments by Holdings hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes, unless such deduction or withholding is required by law. If Holdings shall be required by law to make any such deduction or withholding, then Holdings shall pay such additional amounts as may be necessary in order that the net amount received by the applicable Lenders, the Issuing Lenders, the Administrative Agent or the other Guaranteed Creditors, as the case may be, after all deductions and withholdings, shall be equal to the full amount that such Person would have received, after all deductions and withholdings, had the Borrower discharged its obligations (including its tax gross-up obligations) pursuant to Section 4.01.
                                                                 ------------

          Any amounts deducted or withheld by Holdings for or on account of Taxes shall be paid over to the government or taxing authority imposing such Taxes on a timely basis, and Holdings shall provide the applicable Lender, the Issuing Lenders, the Administrative Agent or the other Guaranteed Creditors, as the case may be, as soon as practicable with such tax receipts or other official documentation (and such other certificates, receipts and other documents as may reasonably be requested by such Person) with respect to the payment of such Taxes as may be available.

                                  ARTICLE XI
                THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT,
                     THE ISSUING LENDERS AND THE ARRANGER

          11.01  Appointment and Authorization.
                 -----------------------------

          (a) Each of the Lenders, the Issuing Lenders and the Swingline Lender hereby irrevocably appoints, designates and authorizes NationsBank as Administrative Agent and Bank of America as Collateral Agent (for purposes of this Article XI, the term "Agent" shall mean, collectively, NationsBank in its
     ----------
capacity as Administrative Agent and Bank of America in its capacity as Collateral Agent) to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, any Issuing Lender or the Swingline Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

          (b)  Each Issuing Lender shall have all of the benefits and immunities
(i) provided to the Agent in this Article XI with respect to any acts taken or
                                  -----------
omissions suffered by such

Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the Letter of Credit Applications pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Article XI, included
                                                           ----------
such Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to such Issuing Lender.

          11.02  Delegation of Duties.  The Agent may execute any of its duties
                 --------------------
under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

          11.03  Liability of Agent.  None of the Agent, its Affiliates or any
                 ------------------
of their officers, directors, employees, agents or attorneys-in-fact (collectively, the "Agent-Related Persons") shall (a) be liable for any action
                    ---------------------
taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for their own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Holdings, the Borrower or any Subsidiary or Affiliate thereof, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower, Holdings or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower, Holdings or any of their respective Subsidiaries or Affiliates.

          11.04  Reliance by Agent.
                 -----------------

          (a) The Lenders agree that the Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower, Holdings or any Subsidiary Guarantor), independent accountants and other experts selected by the Agent. The Lenders agree that the Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders or, as required by Section 12.01, all the
                                                          -------------
Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders or, as required by

Section 12.01 all the Lenders, and such request and any action taken or failure
-------------
to act pursuant thereto shall be binding upon all of the Lenders.

          (b) For purposes of determining compliance with the conditions specified in Section 5.01 as it relates to the extensions of credit under this
             ------------
Agreement on the Restatement Effective Date, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Restatement Effective Date specifying in reasonable detail its objection thereto and either such objection shall not have been withdrawn by notice to the Agent to that effect or such Lender shall not have made available to the Agent such Lender's ratable portion of any Borrowing to be made on the Restatement Effective Date.

          11.05  Notice of Default.  The Agent shall not be deemed to have
                 -----------------
knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders or the Issuing Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders and the Issuing Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Majority Lenders in accordance with Article IX; provided, however, that unless
                                    ----------  --------  -------
and until the Agent shall have received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

          11.06  Credit Decision.  Each Lender expressly acknowledges that
                 ---------------
none of the Agent-Related Persons has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of Holdings and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Holdings and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Holdings and its Subsidiaries. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower, Holdings and their Subsidiaries which may come into the possession of any of the Agent-Related Persons.

          11.07  Indemnification. Whether or not the transactions contemplated
                 ---------------
hereby shall be consummated, the Lenders shall indemnify, upon demand, each of the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the expiration of the Letters of Credit and the repayment of the Loans and the termination or resignation of the Agent) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement, any other Loan Document or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment to any of the
--------  -------
Agent-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. Without limiting the generality of the foregoing, if the Internal Revenue Service or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid as a result thereof, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section 11.07, together with all costs and expenses
                     -------------
(including Attorney Costs). The obligation of the Lenders in this Section shall survive the payment of all Obligations hereunder.

          11.08  Agent in Individual Capacity. NationsBank, Bank of America and
                 ----------------------------
their Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with Holdings and its Subsidiaries and Affiliates as though NationsBank and Bank of America were not the Agent or an Issuing Lender hereunder and without notice to or consent of the Lenders. With respect to its Loans and participation in Letters of Credit, NationsBank shall have the same rights and powers under this Agreement and the other Loan

Documents as any other Lender and may exercise the same as though it were not the Agent or an Issuing Lender, and the terms "Lender" and "Lenders" shall include NationsBank in its individual capacity.

          11.09  Successor Agent. The Agent may resign as Agent upon 30 days'
                 ---------------
notice to the Lenders and the Borrower. If the Agent shall resign as Agent under this Agreement and under the other Loan Documents, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be subject to the approval of the Borrower if no Event of Default has occurred and is continuing, such approval not to be unreasonably withheld or delayed. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and subject to the approval of the Borrower if no Event of Default has occurred and is continuing, such approval not to be unreasonably withheld or delayed, a successor agent from among the Lenders or any Lender Affiliate. Any successor Agent appointed under this Section 11.09 shall be a commercial bank
                                     -------------
organized under the laws of the United States or any State thereof, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI and Sections 12.04 and
                                           ----------     --------------
12.05 shall inure to its benefit as to any actions taken or omitted to be taken
-----
by it while it was Agent under this Agreement and under the other Loan Documents. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

          11.10  The Arranger and the Syndication Agent.  Neither the Arranger
                 --------------------------------------
nor the Syndication Agent, in their capacity as such, shall have any duties or responsibilities, and shall incur no obligations or liabilities, under this Agreement. Each Lender acknowledges that it has not relied, and will not rely, on the Arranger or the Syndication Agent in deciding to enter into this Agreement.


                                  ARTICLE XII

                                 MISCELLANEOUS

          12.01  Amendments and Waivers.
                 ----------------------

          (a) No amendment or waiver of any provision of this Agreement or any other Loan Document and no consent with respect to any departure by the Borrower, Holdings or any Subsidiary Guarantor therefrom, shall be effective unless the same shall be in writing and signed by Holdings, the Borrower and the Majority Lenders and acknowledged by the Administrative Agent, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such
                                              --------  -------
waiver,
amendment or consent shall, unless in writing and signed by all the Lenders directly affected thereby and acknowledged by the Administrative Agent, do any of the following:

          (i) increase or extend the Revolving Commitment or any Term Commitment of such Lender (or reinstate any such Commitment terminated pursuant to Section 9.02(a)) (except as provided in Section 12.07);
                 ---------------                         -------------

          (ii) postpone or delay any date for any scheduled Term Loan principal payment provided in Section 2.08(c) (i) or (ii), as the case may be, or any
                         ---------------  -      --
     payment of interest or fees due to the Lenders (or any of them) hereunder or under any other Loan Document, or extend the applicable Termination Date;

          (iii) reduce the principal of, or the rate of interest specified herein on any Loan or Letter of Credit Borrowing (other than with respect to post-default rates), or of any fees or other amounts payable hereunder or under any other Loan Document or reduce the Applicable Margin provided for herein (it being understood that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest or fees for the purposes of this clause (iii));
                                                           ------------

          (iv) reduce the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder;

          (v)   amend this Section 12.01, the definition of the term "Majority
                           -------------
     Lenders" or any provision of this Agreement expressly requiring the consent of all the Lenders in order to take or refrain from taking any action;

          (vi)  release the guaranty of Holdings under its guaranty pursuant to
     Article X or discharge any Subsidiary Guarantor from its obligations under
     ---------
     any Subsidiary Guaranty, or release all or substantially all of the Collateral except, in all such cases, in accordance with the express provisions thereof; or

          (vii) provide for an Interest Period in excess of 6 months.

and, provided further, that (A) no amendment, waiver or consent shall, unless in
     ----------------
writing and signed by each Issuing Lender in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Issuing Lenders under this Agreement or any Letter of Credit Related Document to which such Issuing Lender is a party, (B) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights and duties of the Swingline Lender under this Agreement, (C) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent or the Collateral Agent in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Administrative Agent or the Collateral Agent, as the case may be, under this Agreement or any other Loan Document and (D) in addition to the consent of the Majority Lenders, without the consent of the Requisite Lenders of each Tranche of Loans which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below or without the consent of the Requisite Lenders of each Tranche of Loans in the case of an amendment to the definition of Requisite Lenders, amend the definition of Requisite Lenders or alter the required application of any prepayments or repayments (or commitment reduction), as between the various Tranches of Loans, pursuant to Section 2.06(c) or Section 2.07(h) (although the Majority Lenders
            ---------------    ---------------
may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches of Loans, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered).

          (b) If, in connection with any proposed change, waiver, discharge or any termination to any of the provisions of this Agreement as contemplated by clauses (ii) through (vi), inclusive, of the first proviso to Section 12.01(a),
------------         ----                                     ----------------
the consent of the Majority Lenders is obtained but the consent of one or more other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated the same, to replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 4.08(b) so long
                                                         ---------------
as at such time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination.

          12.02  Notices.
                 -------

          (a) All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, facsimile transmission) and mailed, transmitted by facsimile or delivered, (A) if to the Borrower, Holdings, the Administrative Agent, an Issuing Lender or the Swingline Lender, to the address or facsimile number specified for notices on the applicable signature page hereof; (B) if to any Lender, to the notice address of such Lender set forth on Schedule 1.01(a); or
                                                          ----------------
(C) as directed to the Borrower or the Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent.

          (b) All such notices, requests and communications shall be effective when delivered or transmitted by facsimile machine, respectively, provided that
                                                                  --------
any matter transmitted by the Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof or on Schedule 1.01(a), and (ii) shall be
                                       ----------------
followed promptly by a hard copy original thereof; except that notices to the Administrative Agent shall not be effective until actually received by the Administrative Agent, notices to the Swingline Lender pursuant to Section 2.03
                                                                  ------------
shall not be effective until received by the Swingline Lender, and notices pursuant to Article III to each Issuing Lender shall not be effective until
            -----------
actually received by such Issuing Lender.

          (c) The Borrower acknowledges and agrees that any agreement of the Administrative Agent, the Issuing Lenders, the Swingline Lender and the Lenders in Articles II and III herein to receive certain notices by telephone and
   -----------     ---
facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent, the Issuing Lenders, the

Swingline Lender and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent, the Issuing Lenders, the Swingline Lender and the Lenders shall not have any liability to such Borrower or any other Person on account of any action taken or not taken by the Administrative Agent, the Issuing Lenders, the Swingline Lender or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and drawings under Letters of Credit shall not be affected in any way or to any extent by any failure by the Administrative Agent, the Issuing Lenders, the Swingline Lender and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent, the Issuing Lenders, the Swingline Lender and the Lenders of a confirmation which is at variance with the terms understood by the Agent, the Issuing Lenders, the Swingline Lender or the Lenders to be contained in the telephonic or facsimile notice.

          12.03  No Waiver; Cumulative Remedies. No failure to exercise and no
                 ------------------------------
delay in exercising, on the part of the Administrative Agent, any Issuing Lender, the Swingline Lender or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          12.04  Costs and Expenses. The Borrower shall, whether or not the
                 ------------------
transactions contemplated hereby shall be consummated:

          (a) pay or reimburse on demand for all reasonable costs and expenses incurred by the Administrative Agent, the Collateral Agent, the Arranger and the Syndication Agent in connection with the development, preparation, delivery, administration, syndication of the Commitments and Loans under and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including the Attorney Costs incurred by the Administrative Agent, the Collateral Agent, the Arranger and the Syndication Agent with respect thereto;

          (b) pay or reimburse each Lender, each Issuing Lender, the Administrative Agent and the Collateral Agent on demand for all reasonable costs and expenses incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding) under this Agreement (including the guaranty contained in Article X), any other Loan Document, and any such
                           ---------
     other documents, including Attorney Costs incurred by the Administrative Agent, the Collateral Agent, any Issuing Lender and any Lender and any cost of any consultants retained by the Administrative Agent; and

          (c) pay or reimburse the Administrative Agent and each Issuing Lender on demand for all appraisal (including, without duplication, the allocated cost of internal appraisal services), audit, environmental inspection and review (but, in the case of any such environmental inspection or review, only to the extent that a notice has been delivered pursuant to Section 7.03(c) or Holdings or
                                                  ---------------
     any of its Subsidiaries shall be in violation of Section 7.07 to the extent
                                                      ------------
     that such violation relates to any Environmental Law or Environmental Claim) (including, without duplication, the allocated cost of such internal services), search and filing costs, fees and expenses, incurred or sustained by the Administrative Agent in connection with the matters referred to under paragraph (b) of this Section 12.04.
                       -------------         -------------

          12.05  Indemnity.  Whether or not the transactions contemplated hereby
                 ---------
shall be consummated, the Borrower shall pay, indemnify, and hold each Lender, each Issuing Lender, the Swingline Lender, the Administrative Agent, the Arranger, the Syndication Agent, the Collateral Agent and each of their respective officers, directors, trustees, employees, counsel, agents, affiliates and attorneys- in-fact (each, an "Indemnified Person") harmless from and against
                                  ------------------
any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs) of any kind or nature whatsoever (including settlement costs) with respect to (a) any investigation, litigation or proceeding (including any Insolvency Proceeding) related to the Transaction, this Agreement or the Loan Documents or the Loans or the Letters of Credit, or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto and (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any property owned or at any time operated by Holdings or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location by Holdings or any of its Subsidiaries, whether or not owned or operated by Holdings or any of its Subsidiaries, the noncompliance of any property owned or operated by Holdings or any of its Subsidiaries with Environmental Laws (including applicable permits thereunder) applicable to any such property, or any Environmental Claim asserted against Holdings, any of its Subsidiaries or any property owned or at any time operated by Holdings or any of its Subsidiaries, (all the foregoing described in (a) and (b) above, collectively, the "Indemnified Liabilities"); provided, however, that the Borrower shall have
     -----------------------    --------  -------
no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person as the same is determined by a final judgment of a court of competent jurisdiction. The obligations in this Section 12.05 shall survive
                                                 -------------
payment of all other Obligations.

          12.06  Successors and Assigns. The provisions of this Agreement shall
                 ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Borrower nor Holdings may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.

          12.07  Assignments, Participations, etc.
                 ---------------------------------

          (a) Any Lender may, with the written consent of the Borrower, the Administrative Agent, the Swingline Lender and each Issuing Lender, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees

(provided that (x) no written consent of the Borrower shall be required either in connection with any assignment and delegation by a Lender to another Lender or to an Eligible Assignee that is a Lender Affiliate of such Lender or at any time that an Event of Default shall exist and (y) no written consent of any Issuing Lender or the Swingline Lender shall be required in connection with any assignment of Term Loans) (each an "Assignee") all, or any ratable part of all,
                                    --------
of the Loans, Commitments and the other rights and obligations of such Lender hereunder; provided, however, that any such assignment to an Eligible Assignee
           --------  -------
which is not a Lender or a Lender Affiliate shall be in a minimum amount equal to the lesser of $5,000,000 or the full amount of the assignor Lender's Commitments and/or outstanding Loans; and provided, still further, that the
                                          --------  ----- -------
Borrower, the Issuing Lenders, the Swingline Lender and the Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Agent an Assignment and Acceptance in the form of Exhibit L ("Assignment and Acceptance"); and (iii) in the case of any
   ---------   -------------------------
assignment to an Assignee which is not already a Lender, the assignor Lender or Assignee has paid to the Administrative Agent a processing fee in the amount of $3,500; and provided, still further, that any assignment hereunder of a Lender's
            --------  -------------
Revolving Commitment must include an equal percentage of such assignor Lender's Revolving Loans and Letter of Credit Obligations.

          (b) From and after the date that the Administrative Agent notifies the assignor Lender that the requirements of paragraph (a) above are satisfied,
                                             -------------
(i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents. Anything herein or in the relevant Assignment and Acceptance to the contrary notwithstanding, any Lender assigning all of its Loans, Commitments and other rights and obligations hereunder to an Assignee shall continue to have the benefit of all indemnities hereunder following such assignment.

          (c) Immediately upon each Assignee's making its payment under the Assignment and Acceptance and the recordation of such assignment by the Administrative Agent in the Register pursuant to Section 2.02, this Agreement, shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Aggregate Revolving Commitment and the outstanding Term Loans arising therefrom.

          (d) Any Lender may at any time sell to one or more banks or other Persons not Affiliates of the Borrower (a "Participant") participating interests
                                           -----------
in any Loans, any of the Commitments of such Lender and the other interests of such Lender (the "Originating Lender") hereunder and under the other Loan
                  ------------------
Documents; provided, however, that (i) the Originating Lender's obligations
           --------  -------
under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower, the Issuing Lenders, the Swingline Lender and the Administrative Agent shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, provided that such Participant shall have
                                      --------
the right to approve any amendment, consent or waiver described in clauses (ii),
                                                                   ------------
(iii) and (vi) of the first proviso to Section 12.01.  In the case of any such
-----                 ----- -------    -------------
participation, the Participant shall be entitled to the benefit of Sections
                                                                   --------
4.01, 4.03 and 12.05, subject to the same limitations, as though it were also a
      ----     -----
Lender hereunder, subject to clause (f) below, and if amounts outstanding under
                             ----------
this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the extent permitted under applicable law, be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

          (e) Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, (x) any Lender may assign, as collateral security, all or any portion of the Loans held by it to (i) any Federal Reserve Bank or the United States Treasury pursuant to Regulation A of the Federal Reserve Board and any Operating Circular issued by such Federal Reserve Bank or (ii) any non-Federal Reserve Bank in support of borrowings incurred by such Lender from such entity and (y) with the consent of the Administrative Agent, any Lender which is a fund may pledge all or any portion of its Loans to its trustee in support of its obligations to its trustee, provided that any payment in respect of such assigned Loans made by the Borrower
--------
or Holdings to or for the account of the assigning or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrower's or Holdings' obligations hereunder in respect to such assigned Loans to the extent of such payment. No such assignment or pledge pursuant to this clause (e) shall
                                                                ----------
release the assigning Lender from its obligations hereunder.

          (f) No Participant shall be entitled to receive any greater payment under Sections 4.01 or 4.03 than such Originating Lender would have been
      -------------    ----
entitled to receive with respect to the rights transferred unless such transfer is made with the Borrower's prior written consent.

          12.08  Confidentiality. Each Lender agrees to take normal and
                 ---------------
reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it by Holdings, the Borrower or any Subsidiary of Holdings, or by the Administrative Agent on Holdings', the Borrower's or such Subsidiary's behalf, in connection with this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement; except to the extent such information (a) was or becomes generally available to the public other than as a result of a disclosure by the Lender, or (b) was or becomes available on a non-confidential basis from a source other than the Borrower or Holdings, provided that such source is not
                                              --------
bound by a confidentiality agreement with the Borrower or Holdings, known to the

Lender; provided further, however, that any Lender may disclose such information
        ----------------  -------
(i) at the request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such authority; (ii) pursuant to subpoena or other court process;
(iii) when required to do so in accordance with the provisions of any applicable Requirement of Law; (iv) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent, the Collateral Agent, such Lender or their respective Affiliates may be party; (v) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; and (vi) to such Lender's independent auditors, other professional advisors and employees of such Lender's Lender Affiliates (or any Affiliate of such Lender engaged in capital market transactions generally) retained by such Lender in connection with this Agreement so long as such Persons agree to maintain the confidentiality of all such information disclosed to them. Notwithstanding the foregoing, the Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and to any prospective Transferee, such financial and other
 ----------
information in such Lender's possession concerning the Borrower or its Subsidiaries or Holdings which has been delivered to Administrative Agent, the Collateral Agent or the Lenders pursuant to this Agreement or which has been delivered to the Administrative Agent, the Collateral Agent or the Lenders by the Borrower or Holdings in connection with the Lenders' credit evaluation of the Borrower prior to entering into this Agreement; provided that, unless
                                                    --------
otherwise agreed by the Borrower or Holdings, such Transferee agrees in writing to such Lender to keep such information confidential to the same extent required of the Lenders hereunder.

          12.09  Set-off. In addition to any rights and remedies of the Lenders
                 --------
provided by law, if an Event of Default occurs and is continuing, each Lender is authorized at any time and from time to time, without prior notice to the Borrower or Holdings, any such notice being waived by the Borrower and Holdings to the fullest extent permitted by law, to set off and apply, to the extent permitted by applicable law, any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Lender to or for the credit or the account of the Borrower or Holdings against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent, the Collateral Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower or Holdings and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect
        --------  -------
the validity of such set-off and application. The rights of each Lender under this Section 12.09 are in addition to the other rights and remedies (including
     -------------
 other rights of set-off) which the Lender may have.

          12.10  Notification of Addresses, Lending Offices, etc. Each Lender
                 --------------------------------------------------
shall notify the Administrative Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of its Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

          12.11  Counterparts. This Agreement may be executed by one or more
                 ------------
of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          12.12  Severability. The illegality or unenforceability of any
                 ------------
provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

          12.13  No Third Parties Benefited. This Agreement is made and entered
                 ---------------------------
into for the sole protection and legal benefit of the parties hereto and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. None of the Administrative Agent, the Collateral Agent, any Issuing Lender, the Swingline Lender or any Lender shall have any obligation to any Person not a party to this Agreement or any other Loan Document.

          12.14  Governing Law and Jurisdiction.
                 ------------------------------

          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT SUCH COURTS LACK JURISDICTION OVER IT, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY SUCH LEGAL ACTION OR PROCEEDING WHICH IS BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURTS LACKS JURISDICTION OVER IT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM
                                                                          -----
NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION
--------------
OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE PARTIES HERETO EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

          12.15  Waiver of Jury Trial. THE PARTIES HERETO EACH WAIVE THEIR
                 --------------------
RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION

BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION 12.15 AS TO ANY ACTION, COUNTERCLAIM
                                    -------------
OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          12.16  Domicile of Loans.  Each Lender may transfer and carry its
                 -----------------
Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 12.16 would, at the time of
                                          -------------
such transfer, result in increased costs under Sections 4.01, 4.03 or 4.06 from
                                               -------------  ----    ----
those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

          12.17  Certain Assignments.  On the Restatement Effective Date and
                 -------------------
concurrently with the incurrence of the Loans on such date, each of NationsBank, Antares Capital Corporation ("Antares") and Bank Austria Creditanstalt Corporate
                              -------
Finance, Inc. ("Creditanstalt") hereby agree as follows:
                -------------

          (i) Creditanstalt shall purchase and assume (and hereby purchases and assumes) from NationsBank, and NationsBank shall sell and assign (and hereby sells and assigns) to Creditanstalt, $2,275,862 in aggregate principal amount of outstanding Tranche A Term Loans and $1,724,138 in Revolving Commitments (including the related assigned share of any outstanding Revolving Loans and Letters of Credit);

          (ii) Creditanstalt shall purchase and assume (and hereby purchases and assumes) from Antares, and Antares shall sell and assign (and hereby sells and assigns) to Creditanstalt, $1,706,897 in aggregate principal amount of outstanding Tranche A Term Loans and $1,293,103 in Revolving Commitments (including the related assigned share of any outstanding Revolving Loans and Letters of Credit);

          (iii) Creditanstalt shall deliver to NationsBank, by wire transfer in Dollars and in immediately available funds, the sum of (x) $2,275,862 and (y) its assigned share of any outstanding Revolving Loans, in consideration of the assignments effected pursuant to paragraph (i) of this Section 12.17;
                            -------------         -------------

          (iv) Creditanstalt shall deliver to Antares, by wire transfer in Dollars and in immediately available funds, the sum of (x) $1,706,897 and (y) its assigned share of any outstanding Revolving Loans, in consideration of the assignments effected pursuant paragraph (ii) of to this Section 12.17;
                         --------------            -------------

          (v) each of NationsBank and Antares shall be entitled to receive (x) all interest that has accrued and remains unpaid on the Tranche A Term Loans and Revolving Loans assigned pursuant to this
                Section 12.17 for periods prior to the Restatement Effective
                -------------
                Date (including under the Original Credit Agreement) and (y) all letter of credit fees and commitment fees that have accrued and remain unpaid on the Revolving Commitment assigned pursuant to this Section 12.17 for periods prior to the Restatement
                     ------- -----
                Effective Date (including under the Original Credit Agreement); and

          (vi) each of NationsBank and Antares represents and warrants that it is the legal and beneficial owner of the interest being assigned by it pursuant to this Section 12.17 and that such interest is
                                       ------- -----
                free and clear of any adverse claim.

                                    * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              CII TECHNOLOGIES, INC.

                              By: _____________________________
                                  Name:
                                  Title:

                              Address for notices:
                              1396 Charlotte Highway
                              Fairview, North Carolina  29730
                              Attn:  Richard Heggelund
                              Facsimile:  (704) 628-1439
                              Tel:  (704) 628-1711

                              COMMUNICATIONS INSTRUMENTS, INC.

                              By: _____________________________
                                  Name:
                                  Title:

                              Address for notices:

                              1396 Charlotte Highway
                              Fairview, North Carolina  29730
                              Attn:  Richard Heggelund
                              Facsimile:  (704) 628-1439
                              Tel:  (704) 628-1711

                              NATIONSBANK, N.A., as the Administrative
                               Agent

                              By: _____________________________
                                  Name:
                                  Title:

                              Address for notices of borrowing, prepayments and other administrative matters and notices:

                              NationsBank Corporate Center
                              100 North Tryon Street
                              Charlotte, North Carolina  28255
                              Attn:  John O'Neill
                              Facsimile:  (704) 386-9607
                              Tel:  (704) 388-5045

                              NATIONSBANK, N.A., as an Issuing Lender

                              By: _____________________________
                                  Name:
                                  Title:

                              Address for notices:

                              NationsBank Corporate Center
                              100 North Tryon Street
                              Charlotte, North Carolina  28255
                              Attn:  John O'Neill
                              Facsimile:  (704) 386-9607
                              Tel:  (704) 388-5045

                              NATIONSBANK, N.A., as the Swingline
                               Lender

                              By: _____________________________
                                  Name:
                                  Title:

                              Address for notices:

                              NationsBank Corporate Center
                              100 North Tryon Stret
                              Charlotte, North Carolina  28255
                              Attn:  John O'Neill

                              Facsimile:  (704) 386-9607
                              Tel:  (704) 388-5045

                              NATIONSBANK, N.A., as a Lender

                              By: _____________________________
                                  Name:
                                  Title:

                              Address for notices:

                              NationsBank Corporate Center
                              100 North Tryon Street
                              Charlotte, North Carolina  28255
                              Attn:  John O'Neill
                              Facsimile:  (704) 386-9607
                              Tel:  (704) 388-5045

                              ANTARES CAPITAL CORPORATION,
                               as a Lender

                              By: _____________________________
                                  Name:
                                  Title:

                              Address for notices:

                              311 South Wacker Drive
                              Suite 2725
                              Chicago, Illinois  60606
                              Attn:  Stefano Robertson
                              Facsimile:  (312) 697-3998
                              Tel:  (312) 697-3967

                              FIRST SOURCE FINANCIAL LLP
                              By:  FIRST SOURCE FINANCIAL, INC.,
                              its Agent/Manager

                              By: _____________________________
                                  Name:
                                  Title:

                              Addresses for notices:

                              2850 West Golf Road
                              5th Floor
                              Rolling Meadows, Illinois  60008
                              Attn:  Robert Mangers
                              Facsimile:  847-734-7910
                              Tel:  847-734-2068


                              PNC BANK, NATIONAL ASSOCIATION

                              By: _____________________________
                                  Name:
                                  Title:

                              Addresses for notices:

                              249 Fifth Avenue, 2nd Floor
                              Pittsburgh, Pennsylvania  15222-2707
                              Attn:  James A. Fink
                              Facsimile:  412-705-0984
                              Tel:  412-762-8746


                              BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.

                              By: _____________________________
                                  Name:
                                  Title:

                              By: _____________________________
                                  Name:
                                  Title:

                              Addresses for notices:

                              Two Ravinia Drive, Suite 1680
                              Atlanta, Georgia  30346
                              Attn:  Gary W. Andresen
                              Facsimile:  770-390-1851
                              Tel:  770-390-1850


                              MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                              By: _____________________________
                                  Name:
                                  Title:

                              Addresses for notices:

                              Two World Trade Center, 72nd Floor
                              New York, NY  10048
                              Attn:  Peter Gewirtz
                              Facsimile:  212-392-5345
                              Tel:  212-392-9034


                              JACKSON NATIONAL LIFE INSURANCE COMPANY
                              By: PPM America, Inc., as attorney-in-fact,
                              on behalf of Jackson National Life Insurance
                              Company

                              By: _____________________________
                                  Name:
                                  Title:

                              Addresses for notices:

                              225 West Wacker Drive, Suite 1200
                              Chicago, IL  60606
                              Attn:  Michael Di Re

                              Facsimile:  312-634-0054
                              Tel:  312-634-2509


                               VAN KAMPEN PRIME RATE INCOME TRUST

                              By: _____________________________
                                  Name:
                                  Title:


                              Addresses for notices:

                              One Parkview Plaza
                              Oakbrook Terrace, IL  60181
                              Attn:  Jeffrey Maillet
                              Facsimile:  630-684-6740
                              Tel:  630-684-6438

                                                                SCHEDULE 1.01(a)
                                                                ----------------
                                LENDING OFFICES
                                ---------------

NationsBank Corporate Center
100 North Tryon Street
Charlotte, North Carolina  28255
Attn:  John O'Neill
Facsimile:  (704) 386-9607
Tel:  (704) 388-5045


Antares Capital Corporation
311 South Wacker Drive
Suite 2725
Chicago, Illinois  60606
Attn:  Stefano Robertson
Facsimile:  312-697-7398
Tel:  312-697-3967


First Source Financial LLP
2850 West Golf Road
5th Floor
Rolling Meadows, Illinois  60008
Attn:  Robert Mangers
Facsimile:  847-734-7910
Tel:  847-734-2068


PNC Bank, National Association
249 Fifth Avenue, 2nd Floor
Pittsburgh, Pennsylvania  15222
Attn:  James A. Fink
Facsimile:  412-705-0984
Tel:   412-762-8746


Bank Austria Creditanstalt Corporate Finance, Inc.
Two Ravinia Drive, Suite 1680
Atlanta, Georgia 30346
Attn:  Gary W. Andresen
Facsimile:  (770) 390-1851
Tel:  (770) 390-1850

                                                                SCHEDULE 1.01(a)
                                                                ----------------
                                                                          Page 2

Morgan Stanley Dean Witter Prime Income Trust
Two World Trade Center, 72nd Floor
New York, NY 10048
Attn:  Peter Gewirtz
Facsimile: (212) 392-5345
Tel: (212) 392-9034


Jackson National Life Insurance Company
c/o PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606
Attn:  Michael Di Re
Facsimile: (312) 634-0054
Tel:  (312) 634-2509


Van Kampen Prime Rate Income Trust
One Parkview Plaza
Oakbrook Terrace, IL 60181
Attn:  Jeffrey Maillet
Facsimile: (630) 684-6740
Tel: (630) 684-6438

                                                                SCHEDULE 1.01(b)
                                                                ----------------

                                  COMMITMENTS
                                  -----------

           Lender                               Outstanding
----------------------------   Revolving      Tranche A Term     Tranche B Term
                                Commitment         Loans           Commitment
                              --------------   --------------    --------------
NationsBank, N.A.             $ 6,609,195.00   $ 8,724,138.00    $24,000,000.00
Antares Capital Corporation   $ 4,956,897.00   $ 6,543,103.00    $ 3,000,000.00
First Source Financial LLP    $ 6,250,000.00   $ 8,250,000.00    $            0
PNC Bank, National            $ 4,166,667.00   $ 5,500,000.00    $            0
 Association
Bank Austria Creditanstalt    $ 3,017,241.00   $ 3,982,759.00    $ 8,000,000.00
 Corporate Finance, Inc.
Morgan Stanley Dean Witter    $            0   $            0    $ 7,500,000.00
 Prime Income Trust
Jackson National Life         $            0   $            0    $ 5,500,000.00
 Insurance Company
Van Kampen Prime Rate         $            0   $            0    $ 7,000,000.00
 Income Trust
Total:                        $25,000,000.00   $33,000,000.00    $55,000,000.00

                                                                SCHEDULE 1.01(d)
                                                                ----------------

PRE-CLOSING EBITDA ADJUSTMENTS


           PART A                                   PART B
          ADD BACKS                               SUBTRACTIONS

______________________________           _________________________________
Rent Expense for PU facilities           Consulting Fee for Gary
Schreiner
                                         Raises for PU managers

Wage Addbacks (a)                        Accounting Department Costs
                                         Audits and Tax Cost

Roger Colmark's Accounting Fee



(a)  Gary Schreiner, Gary's wife and Al Wade.
(b)  to the extent they were account for below EBITDA.